UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.)

Filed by the Reg
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Filed by a Party other than the Registrant
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
Universal Health Services, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

UNIVERSAL HEALTH SERVICES, INC.

UNIVERSAL CORPORATE CENTER  •   367 SOUTH GULPH ROAD  •   KING OF PRUSSIA, PENNSYLVANIA 19406

Date and Time May 17, 2023 10:00 a.m.	Live Audio Webcast www.meetnow.global/MRVPLHZ	Record Date March 22, 2023

Items to be Voted On

(1)

the election of one director by the holders of Class A and Class C Common Stock (voting together as a single class) and the election of one director by the holders of Class B and Class D Common Stock (voting together as a single class);

(2)	to conduct an advisory (nonbinding) vote to approve named executive officer compensation;

(3)	to conduct an advisory (nonbinding) vote on the frequency of an advisory stockholder vote to approve named executive officer compensation;

(4)	the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

(5)	the transaction of such other business as may properly come before the meeting or any adjournment thereof.

You are entitled to vote at the Annual Meeting only if you were a Company stockholder of record at the close of business on March 22, 2023.

This year we will hold the Annual Meeting in a virtual only format, which will be conducted via live audio webcast. Stockholders will have an equal opportunity to participate at the Annual Meeting online regardless of their geographic location.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, PLEASE VOTE BY TELEPHONE OR INTERNET OR, IF YOU RECEIVED PRINTED PROXY MATERIALS AND WISH TO VOTE BY MAIL, MARK YOUR VOTES, THEN DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO VOTE YOUR SHARES ONLINE AT THE MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on Wednesday, May 17, 2023:

The Proxy Statement and Annual Report to Stockholders are available at http://www.edocumentview.com/uhs.

BY ORDER OF THE BOARD OF DIRECTORS

Steve G. Filton,

Secretary

King of Prussia, Pennsylvania

April 6, 2023

Universal Health Services, Inc. 2023 Proxy Statement

A LETTER FROM OUR SENIOR EXECUTIVES

April 6, 2023

Dear Stockholder:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders of Universal Health Services, Inc. (the “Company”) to be held on Wednesday, May 17, 2023, beginning at 10:00 a.m. This year’s Annual Meeting will be conducted completely virtually, via a live audio webcast; there will be no physical meeting location. You will be able to attend and participate in the Annual Meeting by visiting www.meetnow.global/MRVPLHZ, where you will be able to listen to the meeting live, submit questions, and vote. The annual meeting is being held for the following purposes:

(1)

the election of one director by the holders of Class A and Class C Common Stock (voting together as a single class) and the election of one director by the holders of Class B and Class D Common Stock (voting together as a single class);

(2)	to conduct an advisory (nonbinding) vote to approve named executive officer compensation;

(3)	to conduct an advisory (nonbinding) vote on the frequency of an advisory stockholder vote to approve named executive officer compensation;

(4)	the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

(5)	the transaction of such other business as may properly come before the meeting or any adjournment thereof.

Detailed information concerning these matters is set forth in the Important Notice Regarding the Availability of Proxy Materials (the “Notice”) you received in the mail and in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. We have elected to provide access to our Proxy

Materials over the internet under the Securities and Exchange Commission’s “notice and access” rules. If you want more information, please see the Questions and Answers section of this Proxy Statement.

Your vote is important. Whether or not you plan to attend the meeting online, please either vote by telephone or internet or, if you received printed Proxy Materials and wish to vote by mail, by promptly signing and returning your Proxy card in the enclosed envelope. Please review the instructions on each of your voting options described in this Proxy Statement as well as in the Notice you received in the mail. If you then attend and wish to vote your shares online, you still may do so. In addition to the matters noted above, we will discuss the business of the Company and be available for your questions relating to the Company.

Sincerely,

Alan B. Miller

Executive Chairman of the Board of Directors

Marc D. Miller

Chief Executive Officer and President

Universal Health Services, Inc. 2023 Proxy Statement

PROXY STATEMENT

QUESTIONS AND ANSWERS

UNIVERSAL HEALTH SERVICES, INC.

UNIVERSAL CORPORATE CENTER  •  367 SOUTH GULPH ROAD  •  KING OF PRUSSIA, PA 19406

1.	Q: Why am I receiving these materials?

A:

This Proxy Statement and enclosed forms of Proxy (first mailed to the holders of Class A and Class C Common Stock, and to the holders of Class B and Class D Common Stock who requested to receive printed Proxy Materials, on or about April 6, 2023) are furnished in connection with the solicitation by our Board of Directors of Proxies for use at the Annual Meeting of Stockholders, or at any adjournment thereof. A Notice Regarding the Availability of Proxy Materials was first mailed to all of our other stockholders beginning on or about April 6, 2023. The Annual Meeting will be held on Wednesday, May 17, 2023, beginning at 10:00 a.m. The Annual Meeting will be accessible via live audiocast on the internet. To participate at the Annual Meeting online, please visit www.meetnow.global/MRVPLHZ. For additional information on the virtual meeting review the instructions under the Q&A section entitled “How can I attend and vote at the online meeting?” below. As a stockholder, you are invited to attend the Annual Meeting and are requested to vote on the items of business described in this Proxy Statement.

2.	Q: What is the purpose of the Annual Meeting?

A:

The Annual Meeting is being held for the following purposes (1) to have the holders of Class A and C Common Stock (voting together as a single class) elect one Class III director and to have the holders of Class B and D Common Stock (voting together as a single class) elect one Class III director, each such director to serve for a term of three years until the annual election of directors in 2026 or the election and qualification of their respective successor; (2) to conduct an advisory (nonbinding) vote to approve named executive officer compensation; (3) to conduct an advisory (nonbinding) vote on the frequency of an advisory stockholder vote to approve named executive officer compensation; (4) the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and (5) the transaction of such other business as may properly come before the meeting or any adjournment thereof. We will also discuss our business and be available for your comments and discussion.

3.	Q: Why did holders of Class B and Class D Common Stock receive a notice in the mail regarding the internet availability of Proxy Materials instead of a full set of Proxy Materials?

A:

In accordance with “notice and access” rules adopted by the U.S. Securities and Exchange Commission, or SEC, we may furnish Proxy Materials, including this Proxy Statement and our Annual Report to Stockholders, to our stockholders by providing access to such documents on the internet instead of mailing printed copies. Holders of Class B and Class D Common Stock will not receive printed copies of the Proxy Materials unless they request them. Instead, the Notice, which was mailed to holders of Class B and Class D Common Stock that did not request printed copies of the Proxy Materials, will instruct you as to how you may access and review all of the Proxy Materials on the internet. Please visit http://www.edocumentview.com/uhs. The Notice also instructs you as to how you may submit your Proxy on the internet. If you would like to receive a paper or e-mail copy of our Proxy Materials, you should follow the instructions for requesting such materials in the Notice.

4.	Q: Who may attend the Annual Meeting?

A:

All stockholders of record and registered beneficial holders as of the close of business on March 22, 2023, or their duly appointed proxies, may attend the meeting online at www.meetnow.global/MRVPLHZ. For additional information on the virtual meeting review the Q&A below entitled “How can I attend and vote at the online meeting?”

Universal Health Services, Inc. 2023 Proxy Statement

Proxy Statement

5.	Q: How can I attend and vote at the online meeting?

A:

For registered stockholders: If on the record date your Shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A. (“Computershare”), then you are a stockholder of record (also known as a “record holder”). Stockholders of record at the close of business on the record date will be able to attend the Annual Meeting online, ask a question and vote by visiting www.meetnow.global/MRVPLHZ at the meeting date and time and entering the 15-digit control number located in the shaded bar of the proxy card or notice they received. We encourage you to access the Annual Meeting prior to the start time. Online access will begin at 9:45 a.m., Eastern Time.

For beneficial owners: If on the record date your Shares were not registered directly in your name with Computershare but instead held by an intermediary, such as a bank, broker or other nominee, then you are the beneficial owner of shares held in “street name”. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you must register in advance to attend the Annual Meeting, vote and submit questions. To register in advance you will need to obtain a legal proxy from the bank, broker or other nominee that holds your Shares giving you the right to vote the Shares. Once you have received a legal proxy form from your bank, broker or other nominee, forward the email with your name and the legal proxy attached or send a separate email with your name and legal proxy attached labeled “Legal Proxy” in the subject line to Computershare, at legalproxy@computershare.com. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on May 12, 2023. You will then receive a confirmation of your registration, with a control number, by email from Computershare. At the time of the meeting, go to www.meetnow.global/MRVPLHZ and enter your control number. If you do not have your control number you may attend as a guest (non-stockholder) by going to www.meetnow.global/MRVPLHZ, clicking on the “Guest” link and entering the requested information. Please note that guest access is in listen-only mode and you will not have the ability to ask questions or vote during the Annual Meeting.

6.	Q: Do I need to register to attend the Annual Meeting virtually?

A:

Registration is only required if you are a beneficial owner. Beneficial holders may register as set forth above or they may register at the Annual Meeting using the control number received with their voting information form. Beginning in the 2021 proxy season, an industry solution was agreed upon to allow beneficial holders to register online at the Annual Meeting to attend and ask questions. We expect that the vast majority of beneficial holders will be able to fully participate using the control number received with their voting instruction form. Please note, however, that this option is intended to be provided as a convenience to beneficial holders only, and there is no guarantee this option will be available for every type of beneficial holder voting control number. The inability to provide this option to any or all beneficial holders shall in no way impact the validity of the Annual Meeting. Beneficial holders may choose to Register in Advance of the Annual Meeting option above, if they prefer to use this traditional, legal proxy option set forth in #5 above and have the ability to vote. In any event, please go to www.meetnow.global/MRVPLHZ for more information on the available attendance options and registration instructions. The online meeting will begin promptly at 10:00 a.m., EDT. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

7.	Q: What if I have trouble accessing the Annual Meeting virtually?

A:

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. A link on the meeting page will provide further assistance should you need it, or you may call 1-888-724-2416.

8.	Q: Who is entitled to vote at the Annual Meeting?

A:

Only stockholders as of the close of business on March 22, 2023 are entitled to vote at the Annual Meeting. On that date, 6,577,100 shares of Class A Common Stock, par value $.01 per share, 661,688 shares of Class C Common Stock, par value $.01 per share, 62,789,877 shares of Class B Common Stock, par value $.01 per share, and 14,100 shares of Class D Common Stock, par value $.01 per share, were outstanding.

Universal Health Services, Inc. 2023 Proxy Statement

Proxy Statement

9.	Q: Who is soliciting my vote?

A:

The principal solicitation of Proxies is being made by the Board of Directors by mail. Certain of our officers, directors and employees, none of whom will receive additional compensation therefor, may solicit Proxies by telephone or other personal contact. We will bear the cost of the solicitation of the Proxies, including postage, printing and handling and will reimburse the reasonable expenses of brokerage firms and others for forwarding material to beneficial owners of shares. We have not engaged any third party to assist us in solicitation of proxies at the Annual Meeting, but we may decide to retain the services of a proxy solicitation firm in the future if we believe it is appropriate under the circumstances.

10.	Q: What items of business will be voted on at the Annual Meeting?

A:

The holders of Class A and C Common Stock (voting together as a single class) will elect one Class III director and the holders of Class B and D Common Stock (voting together as a single class) will elect one Class III director, each such director to serve for a term of three years until the annual election of directors in 2026 or the election and qualification of their respective successor. The holders of Class A, Class C, Class B and Class D Common Stock (voting together as a single class) will vote on the following matters: an advisory (nonbinding) vote to approve named executive officer compensation; an advisory (nonbinding) vote on the frequency of an advisory stockholder vote to approve named executive officer compensation; and the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

11.	Q: How does the Board of Directors recommend that I vote?

A:

The Board of Directors recommends that holders of Class A and Class C Common Stock and Class B and Class D Common Stock vote shares “FOR” the election of the respective nominees to the Board of Directors (Proposal 1).

The Board of Directors recommends that holders of Class A, Class C, Class B and Class D Common Stock vote shares “FOR” the advisory (nonbinding) vote to approve named executive officer compensation (Proposal 2).

The Board of Directors recommends that holders of Class A, Class C, Class B and Class D Common Stock vote shares “FOR” the advisory (nonbinding) vote on the frequency of an advisory stockholder vote to approve named executive officer compensation (Proposal 3).

The Board of Directors recommends that holders of Class A, Class C, Class B and Class D Common Stock vote shares “FOR” the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal 4).

12.	Q: How will voting on any other business be conducted?

A:

Other than the items of business described in this Proxy Statement, we know of no other business to be presented for action at the Annual Meeting. As for any business that may properly come before the Annual Meeting, your signed Proxy gives authority to the persons named therein. Those persons may vote on such matters at their discretion and will use their best judgment with respect thereto.

13.	Q: What is the difference between a “stockholder of record” and a “street name” holder?

A:

These terms describe how your shares are held. If your shares are registered directly in your name with Computershare, our transfer agent, you are a “stockholder of record.” If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “street name” holder.

14.	Q: How do I vote my shares if I am a stockholder of record?

A:

A separate form of Proxy applies to our Class A and Class C Common Stock and a separate form of Proxy applies to our Class B and Class D Common Stock. For specific instructions on how to vote your shares, please refer to the instructions on the Notice Regarding the Availability of Proxy Materials you received in the mail or, if you received printed Proxy Materials, your enclosed Proxy card. If you received printed Proxy Materials, enclosed is a Proxy card for the shares of stock held by you on the record date. If you received printed Proxy Materials, you may vote by signing and dating each Proxy card you receive and returning it in the enclosed prepaid envelope, or you may vote by telephone or internet.

Universal Health Services, Inc. 2023 Proxy Statement

Proxy Statement

Unless otherwise indicated on the Proxy, shares represented by any Proxy will, if the Proxy is properly executed and received by us prior to the Annual Meeting, be voted “FOR” each of the nominees for director, “FOR” the advisory (nonbinding) vote to approve named executive officer compensation, “FOR” the approval, on an advisory (nonbinding) basis, of a triennial advisory vote to approve named executive officer compensation, and “FOR the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

15.	Q: How do I vote by telephone or electronically?

A:

Instead of submitting your vote by mail on the enclosed Proxy card (if you received printed Proxy Materials), your vote can be submitted by telephone or electronically, via the internet. Please refer to the specific instructions set forth on the Notice Regarding the Availability of Proxy Materials or, if you received printed Proxy Materials, on the enclosed Proxy card. For security reasons, our electronic voting system has been designed to authenticate your identity as a stockholder.

16.	Q: How do I vote my shares if they are held in street name?

A:	If your shares are held in street name, your broker or other nominee will provide you with a form seeking instruction on how your shares should be voted.

17.	Q: Can I change or revoke my vote?

A:

Yes. Any Proxy executed and returned to us is revocable by delivering a later signed and dated Proxy or other written notice to our Secretary at any time prior to its exercise. Your Proxy is also subject to revocation by attending the meeting and voting online.

18.	Q: How do I vote during the meeting?

A:

If you have not already voted your shares in advance as described above, provided you are a registered stockholder or a registered beneficial stockholder with a control number, you will also be able to vote your shares electronically during the Annual Meeting by clicking on the “Vote” tab on the virtual meeting site. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of or during the Annual Meeting by one of the methods described in the proxy materials.

19.	Q: How do I ask questions during the meeting?

A:

If you are attending the meeting as a stockholder of record or registered beneficial owner, questions can be submitted by accessing the virtual meeting site at www.meetnow.global/MRVPLHZ, entering your control number and clicking on the “Q&A” tab. Please note that guest access is in listen-only mode and you will not have the ability to ask questions or vote during the Annual Meeting.

20.	Q: What constitutes a “quorum”?

A:

The holders of a majority of the common stock votes issued and outstanding and entitled to vote, either in person or represented by Proxy, constitutes a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

21.	Q: What are our voting rights with respect to the election of directors?

A:

Our Restated Certificate of Incorporation provides that, with respect to the election of directors, holders of Class A Common Stock vote as a class with the holders of Class C Common Stock, and holders of Class B Common Stock vote as a class with holders of Class D Common Stock, with holders of all classes of Common Stock entitled to one vote per share.

Each holder of Class A Common Stock may cumulate his or her votes for directors giving one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of shares of Class A Common Stock, or he or she may distribute his or her votes on the same principle among as many candidates as he or she shall see fit. For a holder of Class A Common Stock to exercise his or her cumulative voting rights, the stockholder must give notice at the meeting of such intention to cumulate votes.

Universal Health Services, Inc. 2023 Proxy Statement

Proxy Statement

As of March 22, 2023, the shares of Class A and Class C Common Stock constituted 10.3% of the aggregate outstanding shares of our Common Stock, had the right to elect five members of the Board of Directors and constituted 90.4% of our general voting power; and as of that date the shares of Class B and Class D Common Stock (excluding shares issuable upon exercise of options) constituted 89.7% of the outstanding shares of our Common Stock, had the right to elect two members of the Board of Directors and constituted 9.6% of our general voting power.

22.	Q: What are our voting rights with respect to matters other than the election of directors?

A:

As to matters other than the election of directors, our Restated Certificate of Incorporation provides that holders of Class A, Class B, Class C and Class D Common Stock all vote together as a single class, except as otherwise provided by law.

Each share of Class A Common Stock entitles the holder thereof to one vote; each share of Class B Common Stock entitles the holder thereof to one-tenth of a vote; each share of Class C Common Stock entitles the holder thereof to 100 votes (provided the holder of Class C Common Stock holds a number of shares of Class A Common Stock equal to ten times the number of shares of Class C Common Stock that holder holds); and each share of Class D Common Stock entitles the holder thereof to ten votes (provided the holder of Class D Common Stock holds a number of shares of Class B Common Stock equal to ten times the number of shares of Class D Common Stock that holder holds).

In the event a holder of Class C or Class D Common Stock holds a number of shares of Class A or Class B Common Stock, respectively, less than ten times the number of shares of Class C or Class D Common Stock that holder holds, then that holder will be entitled to only one vote for every share of Class C Common Stock, or one-tenth of a vote for every share of Class D Common Stock, which that holder holds in excess of one-tenth the number of shares of Class A or Class B Common Stock, respectively, held by that holder. The Board of Directors, in its discretion, may require holders of Class C or Class D Common Stock to provide satisfactory evidence that such owner holds ten times as many shares of Class A or Class B Common Stock as Class C or Class D Common Stock, respectively, if such facts are not apparent from our stock records.

23.	Q: Will my shares be voted if I do not sign and return my Proxy card or vote by telephone or internet?

A:

If you are a stockholder of record and you do not sign and return your Proxy card or vote by telephone or internet, your shares will not be voted at the Annual Meeting. If your shares are held in street name and you do not issue instructions to your broker, your broker may vote your shares at its discretion on routine matters, but may not vote your shares on nonroutine matters. Under the New York Stock Exchange rules, each of the proposals other than the ratification of the selection of the Company’s independent registered public accounting firm is deemed to be a nonroutine matter with respect to which brokers and nominees may not exercise their voting discretion without receiving instructions from the beneficial owner of the shares.

24.	Q: What is a “broker non-vote”?

A:

“Broker non-votes” are shares held by brokers or nominees which are present in person or represented by Proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. Under the rules of the Financial Industry Regulatory Authority, member brokers generally may not vote shares held by them in street name for customers unless they are permitted to do so under the rules of any national securities exchange of which they are a member. Under the rules of the New York Stock Exchange, New York Stock Exchange-member brokers who hold shares of Common Stock in street name for their customers and have transmitted our Proxy solicitation materials to their customers, but do not receive voting instructions from such customers, are not permitted to vote on nonroutine matters. Under the New York Stock Exchange rules, each of the proposals other than the ratification of the selection of the Company’s independent registered public accounting firm is deemed to be nonroutine matters with respect to which brokers and nominees may not exercise their voting discretion without receiving instructions from the beneficial owner of the shares.

25.	Q: What is the effect of a broker non-vote?

A:

Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum but will not be considered present and entitled to vote on any matter for which a broker, bank or other nominee does not have authority.

Universal Health Services, Inc. 2023 Proxy Statement

Proxy Statement

For the Annual Meeting, pursuant to the rules of the New York Stock Exchange, your broker, bank or other nominee will be permitted to vote for you without instruction only with respect to Proposal 4 regarding the ratification of PricewaterhouseCoopers LLP. A broker non-vote will not have any impact on the outcome of any other proposals.

26.	Q: What is the vote required to approve each proposal?

A:

Item of Business	Votes Required for Approval	Abstentions	Withholding Authority	Signed But Unmarked Proxy Cards	Broker Non-Votes
Proposal 1: Election of Directors

One Class III director will be elected by the highest number of affirmative votes of the shares of Class A and Class C Common Stock, voting together as a single class, present in person or represented by Proxy and entitled to vote.

One Class III director will be elected by the highest number of affirmative votes of the shares of Class B and Class D Common Stock, voting together as a single class, present in person or represented by Proxy and entitled to vote.

		No effect	No effect	Count as votes FOR	No effect on voting

Proposal 2: Advisory (nonbinding) Vote of Named Executive Officer Compensation

Affirmative “FOR” vote of the holders of a majority of the voting power of shares of Class A, B, C, and D Common Stock, present in person or represented by Proxy and entitled to vote, voting together as a single class.

		Count as votes AGAINST	Not applicable	Count as votes FOR	No effect on voting

Proposal 3: Advisory (nonbinding) Vote on the Frequency of Future Advisory Votes on Named Executive Officer Compensation	Number of years (1, 2, or 3) receiving the highest number of votes.	No effect	Not applicable	Count as vote for EVERY THREE YEARS	No effect on voting

Proposal 4: Ratification of Independent Registered Public Accounting Firm	Majority of the Class A, B, C and D Common Stock votes, present in person or represented by Proxy and entitled to vote.	Count as votes AGAINST	Not applicable	Count as votes FOR	Not applicable

27.	Q: Who will count the votes?

A:	The Secretary will count the Class A and Class C votes. Our transfer agent will count the Class B and Class D votes and serve as inspector of elections.

Universal Health Services, Inc. 2023 Proxy Statement

Proxy Statement

28.	Q: When are stockholder proposals or director nominations due for the 2024 Annual Meeting?

A:

Any stockholder proposal intended to be included in the proxy materials for the 2024 Annual Meeting must be received by us no later than December 8, 2023. Such proposals should be sent in writing by courier or certified mail to our Secretary at Universal Health Services, Inc., Universal Corporate Center, 367 South Gulph Road, P.O. Box 61558, King of Prussia, Pennsylvania 19406. Any stockholder proposal must also be in proper form and substance, as determined in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder.

In addition, our Amended and Restated Bylaws require that the Company be given advanced notice of stockholder proposals containing nominations for election to the Board of Directors or other matters which stockholders wish to present for action at an annual meeting. These requirements are separate from, and in addition to, the requirements discussed above to have the stockholder proposal included in the proxy materials for the 2024 Annual Meeting pursuant to the SEC’s rules. The Company’s Amended and Restated Bylaws separately require that any stockholder proposal intended to be brought before the annual meeting of stockholders, including a proposal nominating one or more persons for election as directors, be received in writing by our Secretary at the address listed above not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting, for the 2024 Annual Meeting being between January 18, 2024 and February 17, 2024, provided, however, that in the event that the date of the 2024 Annual Meeting is advanced by more than 30 days, or delayed by more than 30 days, from the first anniversary of the 2023 Annual Meeting, the notice must be received no earlier than the close of business on the 120th day prior to such meeting and not later than the close of business on the later of the 90th day prior to such meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

Our Amended and Restated Bylaws set forth certain informational requirements for stockholders’ nominations of directors and other proposals. In addition to satisfying the requirements under our Amended and Restated Bylaws, in order to comply with the new universal proxy rules, stockholders who intend to solicit proxies in support of director nominees, other than the Company’s nominees, must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

29.	Q: Can I receive more than one set of Annual Meeting materials?

A:

If you share an address with another stockholder, each stockholder may not receive a separate copy of our Annual Report and Proxy Statement. We will promptly deliver a separate copy of either document to any stockholder upon written or oral request to our Secretary at Universal Health Services, Inc., Universal Corporate Center, 367 South Gulph Road, P.O. Box 61558, King of Prussia, Pennsylvania 19406, telephone (610) 768-3300. If you share an address with another stockholder and (i) would like to receive multiple copies of the Proxy Statement or Annual Report to Stockholders in the future, or (ii) if you are receiving multiple copies and would like to receive only one copy per household in the future, please contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

30.	Q: How can I obtain additional information about the Company?

A:

Copies of our annual, quarterly and current reports we file with the SEC, and any amendments to those reports, are available free of charge on our website, which is located at http://www.uhs.com. Copies of these reports will be sent without charge to any stockholder requesting it in writing to our Secretary at Universal Health Services, Inc., Universal Corporate Center, P.O. Box 61558, 367 South Gulph Road, King of Prussia, Pennsylvania 19406. The information posted on our website is not incorporated into this Proxy Statement.

As required by Delaware law, the names of registered shareholders entitled to vote at the virtual Annual Meeting will be available for a period of ten days ending on the day before the date of the Annual Meeting for any purpose germane to the Annual Meeting, between the hours of 9:00 a.m. and 4:00 p.m., at our principal executive offices at Universal Corporate Center, 367 South Gulph Road, P.O. Box 61558, King of Prussia, Pennsylvania 19406.

Universal Health Services, Inc. 2023 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of March 22, 2023, the number of shares of our equity securities and the percentage of each class beneficially owned, within the meaning of Securities and Exchange Commission Rule 13d-3, and the percentage of our general voting power currently held, by (i) all stockholders known by us to own more than 5% of any class of our equity securities, (ii) all of our directors and nominees who are stockholders (including Lawrence S. Gibbs, who resigned from the Board of Directors effective as of March 31, 2023), (iii) the executive officers named in the Summary Compensation Table and (iv) all directors and executive officers as a group. Except as otherwise specified, the named beneficial owner has sole voting and investment power.

	Title of Class
Name and Address of Beneficial Owner(1)	Class A Common Stock(2)			Class B Common Stock(2)			Class C Common Stock(2)		Class D Common Stock(2)		Percentage of General Voting Power(3)
	Shares		%	Shares		%	Shares	%	Shares	%

Alan B. Miller	5,163,885	(6)(16)(19)	78.5%	9,043,123	(4)(11)(12)(17)(20)(22)	12.2%	661,688	100%	—	—	87.0%

Marc D. Miller	1,641,815	(7)(14)(16)(21)	25.0%	2,918,231	(4)(11)(13)(17)(18)	4.3%	—	—	—	—	2.7%

Elliot J. Sussman, M.D. The Villages Health 3619 Kiessel Road The Villages, FL 32163	—		—	21,680	(11)(23)	(5)	—	—	—	—	(5)

Maria R. Singer 245 Park Avenue New York, NY 10167	—		—	14,180	(11)(23)	(5)	—	—	—	—	(5)

Warren J. Nimetz Norton Rose Fulbright US LLP 1301 Avenue of the Americas New York, NY 10019	377,530	(15)(19)	—	411,710	(4)(11)(23)	(5)	—	—	—	—	(5)

Lawrence S. Gibbs 48 Crescent Road Livingston, NJ 07039	—		—	26,410	(11)(23)	(5)	—	—	—	—	(5)

Eileen C. McDonnell 179 Ash Way Doylestown, PA 19801	—		—	23,008	(11)(23)	(5)	—	—	—	—	(5)

Nina Chen-Langenmayr The Welcoming Center 211 N 13th Street, 4th Floor Philadelphia, PA 19107	—		—	—		(5)	—	—	—	—	(5)

Steve G. Filton	—		—	521,243	(8)(11)	(5)	—	—	—	—	(5)

Edward H. Sim	—		—	—		(5)	—	—	—	—	(5)

Matthew J. Peterson	—		—	102,218	(11)	(5)	—	—	—	—	(5)

BlackRock, Inc. 55 East 52nd Street New York, NY 10055	—		—	4,625,635	(9)	7.3%	—	—	—	—	(5)

First Eagle Investment Management, LLC 1345 Avenue of the Americas New York, NY 10105	—		—	4,733,178	(10)	7.6%	—	—	—	—	(5)

FMR LLC 245 Summer Street Boston, MA 02210	—		—	5,689,836	(24)	9.0%	—	—	—	—	(5)

Invesco Ltd. 1555 Peachtree Street NE Suite 1800 Atlanta, GA 30309	—		—	4,898,383	(25)	7.8%	—	—	—	—	(5)

The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	—		—	7,294,009	(26)	11.6%	—	—	—	—	1.2%

All directors & executive officers as a group (11 persons)(27)	6,574,600		99.96%	12,073,173		16.6%	661,688	100.0%	—	—	90.5%

(1)	Unless otherwise shown, the address of each beneficial owner is c/o Universal Health Services, Inc., Universal Corporate Center, 367 South Gulph Road, King of Prussia, PA 19406.

(2)	Each share of Class A, Class C and Class D Common Stock is convertible at any time into one share of Class B Common Stock.

Universal Health Services, Inc. 2023 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management

(3)

As to matters other than the election of directors, holders of Class A, Class B, Class C and Class D Common Stock vote together as a single class. Each share of Class A Common Stock entitles the holder thereof to one vote; each share of Class B Common Stock entitles the holder thereof to one-tenth of a vote; each share of Class C Common Stock entitles the holder thereof to 100 votes (provided the holder of Class C Common Stock holds a number of shares of Class A Common Stock equal to ten times the number of shares of Class C Common Stock that holder holds); and each share of Class D Common Stock entitles the holder thereof to ten votes (provided the holder of Class D Common Stock holds a number of shares of Class B Common Stock equal to ten times the number of shares of Class D Common Stock that holder holds).

(4)	Includes shares issuable upon the conversion of Classes A, C and/or D Common Stock.

(5)	Less than 1% of the class of stock or general voting power.

(6)	Includes 400,000 shares of Class A Common Stock that are beneficially owned by Mr. Alan Miller and are held by Mr. Alan Miller in trust for the benefit of his spouse.

(7)

Includes 337,321 shares of Class A Common Stock which are held by three trusts (the “2002 Trusts”) for the benefit of certain of Alan B. Miller’s family members of which Marc D. Miller (who is the Chief Executive Officer and President, director and the son of Alan B. Miller) and Mr. Nimetz are trustees; and 532,194 shares held by the A. Miller Family, LLC, whose members are the 2002 Trusts. Marc D. Miller is the sole manager of the A. Miller Family, LLC and during his tenure as such, has voting and dispositive power with respect to the Class A Common Stock held by the A. Miller Family, LLC and sole voting and dispositive power with respect to the shares held by the 2002 Trusts. Mr. Nimetz disclaims beneficial interest in all shares held by the 2002 Trusts and the A. Miller Family LLC. Marc D. Miller disclaims beneficial interest in the shares held by the 2002 Trusts and the A Miller Family LLC other than those of which Marc Miller is the beneficiary.

(8)

Includes 161,000 shares of Class B Common Stock which are held by two Irrevocable Trusts. Mr. Filton is the Trustee and beneficiary of The Betsy H. Filton 2020 Irrevocable Trust (80,500 shares) and disclaims beneficial ownership of The Steve G. Filton 2020 Irrevocable Trust, of which Mr. Filton’s spouse is the Trustee and beneficiary (80,500 shares).

(9)

These securities are held by Blackrock, Inc. and its subsidiaries. Blackrock, Inc. has sole power to vote with respect to 4,237,603 shares of our Class B Common Stock and sole power with respect to 4,625,635 shares to dispose or to direct the disposition of 4,625,635 shares of our Class B Common Stock. Information is based on Amendment No. 14 to Schedule 13G dated January 31, 2023.

(10)

These securities are held by First Eagle Investment Management, LLC and its subsidiaries. First Eagle Investment Management, LLC has sole power to vote with respect to 4,294,272 shares of our Class B Common Stock and sole power with respect to 4,733,178 shares to dispose or to direct the disposition of 4,733,178 shares of our Class B Common Stock. Information is based on Amendment No. 1 to Schedule 13G dated February 10, 2023.

(11)

Includes 2,502,746 shares issuable pursuant to stock options to purchase Class B Common Stock held by our directors and executive officers and exercisable within 60 days of March 22, 2023 as follows: Elliot J. Sussman, M.D. (20,000); Alan B. Miller (1,609,685); Marc D. Miller (440,628); Lawrence S. Gibbs (22,500); Eileen C. McDonnell (17,500); Steve G. Filton (245,578); Warren Nimetz (32,500); Matthew J. Peterson (101,855); Maria R. Singer (12,500); and Edward H. Sim (0).

(12)	Includes 61,344 shares held by the three 2021 Grantor Retained Annuity Trusts. Alan B. Miller has sole dispositive power and sole voting power with respect to these shares.

(13)

Includes 171,426 shares held by the three 2011 Family Trusts for the benefit of Alan B. Miller’s three children. Marc D. Miller is a Trustee and has sole voting and dispositive power with respect to these shares. Marc D. Miller disclaims beneficial ownership of the shares held by the Trust for the benefit of Abby Miller King (55,763) and the Trust for the benefit of Marni Spencer (55,763).

(14)

Includes 237,800 shares held by the 2012 Family Trust for the benefit of Abby Miller King and Marni Spencer. Marc D. Miller is a Trustee and has sole voting and dispositive power with respect to these shares. Marc D. Miller disclaims beneficial ownership of these shares.

(15)

Includes 118,900 shares held by the 2012 Family Trust for the benefit of Marc D. Miller. Warren Nimetz is the sole Trustee of the 2012 Trust for the benefit of Marc D. Miller and Mr. Nimetz has sole voting power with respect to Marc D. Miller’s shares. Mr. Nimetz disclaims beneficial ownership of these shares.

(16)

Includes 350,000 shares held by three separate limited liability companies, 100% of the interests of which are held by Alan B. Miller and the three 2002 Trusts for the benefit of Alan B. Miller’s three children. Alan B. Miller has the sole dispositive power and Marc D. Miller has sole voting power with respect to these shares. Marc D. Miller disclaims beneficial ownership of the shares held by the 2002 Trust for the benefit of Abby Miller King (100,000) and the shares held by the 2002 Trust for the benefit of Marni Spencer (100,000).

(17)

Includes 400,000 shares held by the three separate limited liability companies, 100% of the interests of which are held by Alan B. Miller and the three 2002 Trusts for the benefit of Alan B. Miller’s three children. Alan B. Miller has the sole dispositive power and Marc D. Miller has sole voting power with respect to these shares. Marc D. Miller disclaims beneficial ownership of the shares held by and the 2002 Trust for the benefit of Abby Miller King (100,000) and the shares held by the 2002 Trust for the benefit of Marni Spencer (100,000).

(18)

Includes 110,172 shares held by the three 2002 Trusts for the benefit of Alan B. Miller’s three children. Marc D. Miller is a Trustee and has sole voting and dispositive power with respect to these shares and Marc D. Miller disclaims beneficial ownership interest of the shares held by the 2002 Trust for the benefit of Abby Miller King (22,815) and the shares held by the 2002 Trust for the benefit of Marni Spencer (43,247).

(19)

Includes 258,630 shares held by The Alan B. Miller 2002 Trust. Warren Nimetz is the Trustee of the Trust and has sole voting and dispositive power with respect to these shares. Mr. Nimetz disclaims any beneficial interest in the shares.

(20)	Excludes 8,623 shares in The Alan and Jill Miller Foundation.

(21)

Includes 184,500 shares of Class A Common Stock which are held by three sub-trusts (the “2017 Sub-Trusts”) for the benefit of certain of Alan B. Miller’s family members of which Marc D. Miller is a trustee. Marc D. Miller has sole voting and dispositive power with respect to these shares. Marc D. Miller disclaims beneficial ownership interest of shares held by the 2017 Sub-Trust for the benefit of descendants of Abby Miller King (61,500) and shares held by the 2017 Sub-Trust for the benefit of descendants of Marni Spencer (61,500).

(22)	Includes 76,783 shares held by the three 2022 Grantor Retained Annuity Trusts. Alan B. Miller has sole dispositive power and sole voting power with respect to these shares.

(23)

Includes 8,400 restricted stock units which will convert to Class B Common Stock upon vesting. These units are held by our directors and scheduled to vest within 60 days of March 22, 2023 as follows: Elliot J. Sussman, M.D. (1,680); Lawrence S. Gibbs (1,680); Eileen C. McDonnell (1,680); Warren Nimetz (1,680); and Maria R. Singer (1,680).

Universal Health Services, Inc. 2023 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management

(24)

These securities are held by FMR LLC and its subsidiaries. FMR LLC has sole power to vote with respect to 5,675,774 shares of our Class B Common Stock and sole power with respect to 5,689,836 shares to dispose or to direct the disposition of 5,689,836 shares of our Class B Common Stock. Information is based on Amendment No. 1 to Schedule 13G dated February 9, 2023.

(25)

These securities are held by Invesco Ltd. and its subsidiaries. Invesco Ltd. has sole power to vote with respect to 4,760,623 shares of our Class B Common Stock and sole power with respect to 4,898,383 shares to dispose or to direct the disposition of 4,898,383 shares of our Class B Common Stock. Information is based on Amendment No. 1 to Schedule 13G dated February 7, 2023.

(26)

These securities are held by The Vanguard Group and its subsidiaries. Vanguard Group has shared power to vote or direct the vote with respect to 100,829 shares of our Class B Common Stock and shared power to dispose with respect to 276,441 shares and sole power with respect to 7,017,568 shares to dispose or to direct the disposition of 7,294,009 shares of our Class B Common Stock. Information is based on Amendment No. 10 to Schedule 13G dated February 9, 2023.

(27)	Notes (4)—(8) and (11)—(23) apply to the respective directors and executive officers as further indicated above.

Equity Compensation Plan Information

The table below provides information, as of the end of December 31, 2022, concerning securities authorized for issuance under our equity compensation plans.

Plan Category(1.)	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(2.)	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance under Equity Compensation Plan (excluding securities reflected in column (a))(3.)(4.)

Equity compensation plans approved by security holders	7,875,667	$122.04	7,168,146

Total	7,875,667	$122.04	7,168,146

(1)	Shares of Class B Common Stock.

(2)

As of March 22, 2023, there were approximately 9,496,549 options outstanding with an approximate weighted-average exercise price of $121.46 and weighted average remaining term of approximately 2.82 years. All current outstanding stock options have terms that do not exceed five years. There were approximately 27,181 full-value shares outstanding as of March 22, 2023. Additionally, as of March 22, 2023, there were approximately 408,384 full-value restricted stock units outstanding and 159,374 performance-based restricted stock units outstanding. The restricted stock units do not have any voting rights.

(3)

As of March 22, 2023, the Company’s 2020 Omnibus Stock and Incentive Plan had approximately 3,887,084 shares remaining for future issuance. The shares remaining available for future issuance under the Company’s 2020 Omnibus and Stock Incentive Plan includes a 6.0 million share increase in the number of shares that may be issued under the Plan, as approved by our shareholders on May 18, 2022.

(4)

For purposes of determining the remaining number of shares subject to the Company’s 2020 Omnibus and Stock Incentive Plan, each share underlying a stock option or SAR shall be counted as one (1) share, while all other awards, including full-value restricted stock or units, shall be counted as four (4) shares against the reserve balance for future issuance.

Universal Health Services, Inc. 2023 Proxy Statement

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Restated Certificate of Incorporation provides for a Board of Directors of not fewer than three members nor more than nine members, the exact number to be determined by the Board of Directors. The Board of Directors is currently comprised of eight members, and is divided into three classes, with members of each class serving for a three-year term. At each Annual Meeting of Stockholders, directors are chosen to succeed those in the class whose term expires at such Annual Meeting and, in the case of this Annual Meeting, directors will be elected as Class III directors.

On March 20, 2023, Class III director Lawrence S. Gibbs notified the Board of Directors that he accepted a new employment opportunity which restricts his ability to serve on the Board of Directors. Therefore, Mr. Gibbs resigned from the Board of Directors effective as of March 31, 2023 and accordingly will not stand for reelection at the 2023 Annual Meeting of Stockholders. Mr. Gibbs’ decision to resign was not due to any disagreement with the Company, its management, or the Board of Directors on any matter relating to our operations, policies or practices. Upon Mr. Gibbs’ resignation having become effective on March 31, 2023, the Board of Directors determined to set the number of directors comprising the Board of Directors to seven directors. Thus, after March 31, 2023, the Board of Directors consists of seven directors. Holders of shares of our outstanding Class B and Class D Common Stock (voting together as a single class) are entitled to elect two directors, currently one in Class II and one in Class III, and the holders of Class A and Class C Common Stock (voting together as a single class) are entitled to elect the remaining directors, currently three in Class I, one in Class II, and one in Class III.

The persons listed below include the members of our Board of Directors whose term of office will continue after the meeting and nominees. The terms of the current Class III directors, Mr. Alan B. Miller and Ms. Nina Chen-Langenmayr, expire at the 2023 Annual Meeting. Mr. Alan B. Miller has been nominated to be elected by the holders of Class A and C Common Stock and Ms. Nina Chen-Langenmayr has been nominated to be elected by the holders of Class B and D Common Stock. We have no reason to believe that any of the nominees will be unavailable for election; however, if either nominee becomes unavailable for any reason, the shares represented by the Proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee. All nominees have consented to be named and have indicated their intent to serve if elected. The following information is furnished with respect to each of the nominees for election as a director and each member of the Board of Directors whose term of office will continue after the meeting.

The Board of Directors believes that it is essential that its members represent diverse viewpoints, with a broad array of experiences, professions, skills, geographic representation and backgrounds, including diversity of gender and race that, when considered as a group, provide a sufficient mix of perspectives to allow the Board of Directors to best fulfill its responsibilities to the long-term interests of our stockholders. The Board has refreshed the Board by replacing 50% of the non-management members of the Board within the last five years. The Board has three female members, one of whom, Eileen McDonnell, serves as lead director and one of whom is a member of an underrepresented minority group.

Director Nominees

Class III Directors

Alan B. Miller
Director Since: 1978 Age: 85	Class of Stockholders Entitled to Vote: • A Common • C Common	Committee Membership: • Executive (Chair) • Finance (Chair)

Business Experience

Mr. Alan B. Miller, who had previously served as our Chief Executive Officer since our inception in 1978, stepped down from that role effective as of January 1, 2021 and assumed the role of Executive Chairman of the Board. Prior to 1978, Mr. Alan B. Miller was Chairman of the Board, Chief Executive Officer and President of American Medicorp, Inc. Mr. Alan B. Miller continues to serve as Chairman of the Board of Trustees, Chief Executive Officer and President of Universal Health Realty Income Trust. He is the father of Marc D. Miller, a Director, and our Chief Executive Officer and President.

Universal Health Services, Inc. 2023 Proxy Statement

Proposal No. 1

Nina Chen-Langenmayr
Director Since: 2022 Age: 66	Class of Stockholders Entitled to Vote: • B Common • D Common	Committee Membership: • Quality and Compliance

Business Experience

Special Projects Consultant at The Welcoming Center in Philadelphia since 2013. Previously served as Partner, Client Relationship Management Group at Mercer. Ms. Chen-Langenmayr has multiple years of experience in the human capital management and outsourcing arena, particularly in the pharmaceutical and healthcare industries. She is a Juris Doctor and Founding Member of the Asian Pacific American Bar Association of Pennsylvania and a member of the Forum of Executive Women.

Directors whose Terms Expire in 2024

Class I Directors

Elliot J. Sussman, M.D.
Director Since: 2018 Age: 71	Class of Stockholders Entitled to Vote: • A Common • C Common	Committee Membership: • Audit • Compensation • Nominating and Governance (Chair) • Quality and Compliance (Chair)

Business Experience

Chairman of The Villages Health. Former President and Chief Executive Officer of Lehigh Valley Hospital and Health Network from 1993 to 2010. A member of the Board of Directors of Yale New Haven Health System since 2011. Chair of Board of Directors of North East Medical Group, a wholly owned subsidiary of Yale New Haven Health System.

Marc D. Miller
Director Since: 2006 Age: 52	Class of Stockholders Entitled to Vote: • A Common • C Common	Committee Membership: • Executive • Finance

Business Experience

Appointed as our Chief Executive Officer in January 2021 and continues to serve as President. Previously served as Senior Vice President and Co-Head of our Acute Care Division since 2007 and served as a Vice President since 2004. Also served in various roles in our Acute Care Division since 2003 and served in other management positions at various hospitals from 1999 to 2003. Currently serves as a member of the Board of Trustees of Universal Health Realty Income Trust and as a member of the Board of Directors of Premier, Inc. Son of Alan B. Miller, our Executive Chairman, and former Chief Executive Officer.

Universal Health Services, Inc. 2023 Proxy Statement

Proposal No. 1

Eileen C. McDonnell
Director Since: 2013 Age: 60	Class of Stockholders Entitled to Vote: • A Common • C Common	Committee Membership: • Audit (Chair) • Compensation (Chair) • Executive

Business Experience

Ms. McDonnell currently serves as Chairman of the Board of The Penn Mutual Life Insurance Company. She served as Executive Chairman of Penn Mutual from January 2022 until her retirement in December 2022. Ms. McDonnell joined Penn Mutual in 2008 and previously served as Chief Executive Officer, until December 2021. She was also appointed to The Penn Mutual Board of Trustees in 2010. Ms. McDonnell also served as a Director of the Insurance Federation of Pennsylvania and was a national advisor to VisionForward, an initiative of Drexel University College of Medicine Institute for Women’s Health and Leadership.

Directors whose Terms Expire in 2025

Class II Directors

Warren J. Nimetz
Director Since: 2018 Age: 66	Class of Stockholders Entitled to Vote: • A Common • C Common	Committee Membership: • Executive • Finance

Business Experience

Mr. Nimetz is a Partner at the law firm of Norton Rose Fulbright US LLP and has been an attorney since 1979. We utilized during the year ended December 31, 2022, and currently utilize, the services of Norton Rose Fulbright US LLP as outside counsel.

Maria R. Singer
Director Since: 2020 Age: 49	Class of Stockholders Entitled to Vote: • B Common • D Common	Committee Membership: • Audit • Finance • Nominating and Governance • Quality and Compliance

Business Experience

Ms. Singer is Chief Operating Officer, Corporate Finance at Houlihan Lokey. She previously served as Managing Director and COO of Blackstone Advisory Partners from 2008-2015. She served in various roles at Lehman Brothers, Inc. from 2002-2008, including Senior Vice President, Office of the Chairman and Senior Vice President, Debt Capital Markets.

See the “Corporate Governance” section for additional information about our Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THESE

NOMINEES AS DIRECTORS.

Universal Health Services, Inc. 2023 Proxy Statement

PROPOSAL NO. 2

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

As discussed in this Proxy Statement, as a result of shareholder feedback (including feedback received in connection with the most recent shareholder advisory vote on executive compensation), as well as review of comparable executive compensation benchmarking comparisons, on March 23, 2022, our Compensation Committee of the Board of Directors (the “Compensation Committee”) approved changes to various elements of compensation for our Chief Executive Officer (“CEO”) and certain of our other named executive officers (“NEOs”).

Below is a general summary of those changes, as compared to 2021:

•	Decrease in the weighting of long-term incentives (“LTI”), with accompanying increase in weighting of cash incentives.

•	No significant changes in target compensation levels (i.e., changes generally consist of shifts in mix of pay, not pay amounts).

•	Continued commitment to significant at-risk, performance-based CEO and NEO compensation programs.

After reviewing market data prepared by FW Cook, a third-party executive compensation consultant, the Compensation Committee determined that the target pay mix for our CEO and certain of our other NEOs could be more closely aligned with the comparable target pay mix at our peer group companies. For example, in 2021, our CEO received 82% of target total direct compensation (“TDC”) in the form of long-term incentives whereas LTI of peer group CEOs accounted for 66% of target TDC. Certain of our other NEOs (on average) received approximately 75% of target TDC in the form of long-term incentives whereas LTI of comparable peer company NEOs (on average) accounted for 56% of target TDC. Conversely, the weighting of annual cash incentives was below that of our peer group.

Due to the differences between our target pay mix and that of our peer group, our Compensation Committee determined that decreases in the weighting of LTI, and accompanying increases in cash incentive pay mix, were warranted for our CEO and certain of our other NEOs. Adjustments to base salaries were also warranted to further align the elements of our executive compensation to the pay mix of our peer group companies.

Commencing in March of 2022, each NEO began receiving their stock-based compensation as fixed dollar awards rather than awards that were denominated in a fixed number of shares. In addition, changes were also implemented in connection with the form of stock-based compensation awards made to our CEO and other NEOs to further align with peer group long-term incentive mix. In March of 2022, our CEO and NEOs each received: (i) 50% of their annual target stock-based compensation awards in the form of options to purchase shares of our Class B Common Stock at the grant date market value, and; (ii) 50% of their annual target stock-based compensation awards in the form of performance-based restricted stock units that will be earned based on the cumulative three-year growth in our earnings before interest, taxes, depreciation & amortization, the impacts of other income/expense and net income attributable to noncontrolling interests, as compared to a range of pre-established three-year growth thresholds. Previously, in 2021, the annual stock-based compensation awards to our CEO and NEOs consisted of: (i) 50% of the target awards were made in the form of options to purchase shares of our Class B Common Stock at the grant date market value, and; (ii) 50% of the target awards were made in the form of option to purchase shares of our Class B Common Stock at 110% of the grant date market value.

We believe the changes to the elements of compensation for each of our NEOs, as outlined above, continue to preserve significant reliance on at-risk, performance-based compensation for our CEO and other NEOs. After giving effect to the changes in the elements of compensation during 2022, as reflected above, approximately 90% of the target pay for our CEO, and approximately 80% of the target pay for our other NEOs’, is comprised of performance-based incentive compensation.

Please see additional disclosure below in Compensation Discussion and Analysis.

Pursuant to Section 14A of the Exchange Act and rules of the Securities and Exchange Commission, we are asking you to approve, on an advisory (non-binding) basis, the compensation paid to our named executive officers as disclosed in the Compensation Discussion and Analysis below, the compensation tables below, and any related narrative discussion contained in

Universal Health Services, Inc. 2023 Proxy Statement

Proposal No. 2

this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on the compensation paid to our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we are asking the stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2023 Annual Meeting of Stockholders, pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion contained in this Proxy Statement.”

Vote Required

The affirmative vote of the holders of a majority of the Class A, B, C and D Common Stock votes present in person or represented by proxy and entitled to vote on the matter is required for the approval of this proposal.

If you are a stockholder of record and you do not sign and return your Proxy card or vote by telephone or internet, your shares will not be voted at the Annual Meeting. Under the New York Stock Exchange rules, this proposal is not a routine matter and broker non-votes may occur with respect to this proposal. If your shares are held in street name and you do not issue instructions to your broker, your broker or nominee may not vote your shares on these matters without receiving instructions.

Broker non-votes with respect to this matter will be treated as neither a vote “for” nor a vote “against” the matter, although they will be counted in determining the number of votes required to attain a majority of the shares present or represented at the meeting and entitled to vote. An abstention from voting by a stockholder present in person or by proxy at the meeting has the same legal effect as a vote “against” the matter because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.

The “say-on-pay” vote is advisory and will not be binding upon the Company, the Board of Directors or the Compensation Committee. However, the Compensation Committee will take into account the outcome of the vote when considering future named executive officer compensation arrangements.

THE BOARD RECOMMENDS STOCKHOLDERS VOTE FOR THE APPROVAL OF THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS DISCLOSED PURSUANT TO ITEM 402 OF REGULATION S-K, INCLUDING THE COMPENSATION DISCUSSION AND ANALYSIS, COMPENSATION TABLES AND NARRATIVE DISCUSSION CONTAINED IN THIS PROXY STATEMENT.

Universal Health Services, Inc. 2023 Proxy Statement

PROPOSAL NO. 3

ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

Pursuant to Section 14A of the Exchange Act and rules of the Securities and Exchange Commission, every six years, the Company is required to provide stockholders with an opportunity to vote, on an advisory (non-binding) basis, as to whether the Company should hold an advisory vote on executive compensation every one, two or three years. Stockholders may also abstain from voting on the matter.

In light of the voting results at our 2017 Annual Meeting of Stockholders with respect to this topic, the Board of Directors has held the “say-on-pay” vote every three years.

After careful consideration, the Board recommends that future advisory votes on compensation of our named executive officers continue to be held every three years (a triennial vote). We ask that you support a frequency period of every three years for future advisory stockholder votes on the compensation of our named executive officers.

Our executive compensation program is designed to support long-term value creation, and a triennial vote will allow stockholders to better judge our executive compensation program in relation to our long-term performance. As described in the Compensation Discussion and Analysis section below, one of the core principles of our executive compensation program is to ensure that management’s interests are aligned with our stockholders’ interests to support long-term value creation. Accordingly, we grant awards with multi-year performance and service periods to encourage our named executive officers to focus on long-term performance, and recommend a triennial vote which would allow our executive compensation programs to be evaluated over a similar time-frame and in relation to our long-term performance.

Additionally, a triennial vote will provide us with the time to thoughtfully respond to the views of our stockholders and implement any necessary changes. We carefully review changes to our executive compensation program to ensure that the program appropriately aligns our named executive officers’ interests with the long-term interests of our stockholders and to ensure that the program appropriately balances risk and reward. We therefore believe that a vote every three years is the appropriate frequency to provide sufficient time to thoughtfully consider stockholders’ input and to implement any appropriate changes to our executive compensation program, in light of the timing that would be required to implement any decisions related to such changes.

Vote Required

The advisory vote on the frequency of the stockholder advisory vote to approve named executive officer compensation will be determined by a plurality of the votes cast.

If you are a stockholder of record and you do not sign and return your Proxy card or vote by telephone or internet, your shares will not be voted at the Annual Meeting. Under the New York Stock Exchange rules, this proposal is not a routine matter and broker non-votes may occur with respect to this proposal. If your shares are held in street name and you do not issue instructions to your broker, your broker or nominee may not vote your shares on these matters without receiving instructions.

Abstentions and broker non-votes represented by submitted proxies will not be taken into account in determining the outcome of this proposal.

Universal Health Services, Inc. 2023 Proxy Statement

Proposal No. 3

The “say-on-frequency” vote is advisory and will not be binding upon the Company, the Board of Directors, or the Compensation Committee. The Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders. However, the Compensation Committee will take into account the outcome of the vote when considering the frequency of future advisory votes on the compensation of our named executive officers.

THE BOARD RECOMMENDS A VOTE FOR A FREQUENCY PERIOD OF EVERY THREE YEARS (A TRIENNIAL VOTE) FOR FUTURE ADVISORY STOCKHOLDER VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION.

Universal Health Services, Inc. 2023 Proxy Statement

PROPOSAL NO. 4

RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board has selected, and as a matter of good corporate governance, is requesting the ratification by the stockholders of the selection of PricewaterhouseCoopers LLP to serve as our independent registered public accountants for the year ending December 31, 2023. PricewaterhouseCoopers LLP has served as our independent registered public accountants since 2007. If a favorable vote is not obtained, the Audit Committee may reconsider the selection of PricewaterhouseCoopers LLP. Even if the selection is ratified, the Audit Committee, in its discretion, may select different independent auditors if it subsequently determines that such a change would be in the best interest of the Company and its stockholders.

PricewaterhouseCoopers LLP representatives will attend the Annual Meeting and respond to questions where appropriate. Such representatives may make a statement at the Annual Meeting should they so desire.

Vote Required

Ratification of the selection of the independent registered public accountants by the stockholders requires that affirmative “FOR” vote of the holders of a majority of the Class A, Class B, Class C and Class D Common Stock votes present in person or represented by proxy and entitled to vote on the matter. Unless marked to the contrary, proxies will be voted FOR the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accountants.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF

THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

Universal Health Services, Inc. 2023 Proxy Statement

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following Compensation Discussion and Analysis describes the 2022 compensation program for our named executive officers. For 2022, our named executive officers were:

Marc D. Miller Chief Executive Officer, President and Director	Alan B. Miller Executive Chairman of the Board and Founder

Steve G. Filton Executive Vice President, Chief Financial Officer and Secretary	Edward H. Sim New Executive Vice President, President of Acute Care Division	Marvin G. Pember Former Executive Vice President, President of Acute Care Division	Matthew J. Peterson Executive Vice President, President of Behavior Health Division

Our 2022 Performance and Highlights

•

The impact of the COVID-19 pandemic, which began during the second half of March, 2020, has had a material effect on our operations and financial results since that time. The length and extent of the disruptions caused by the COVID-19 pandemic are currently unknown; however, we expect such disruptions to continue into the future. Since the future volumes and severity of COVID-19 patients remain highly uncertain and subject to change, including potential increases in future COVID-19 patient volumes caused by new variants of the virus, as well as related pressures on staffing and wage rates, we are not able to fully quantify the impact that these factors will have on our future financial results. However, developments related to the COVID-19 pandemic could continue to materially affect our financial performance. Even after the COVID-19 pandemic has subsided, we may continue to experience materially adverse impacts on our financial condition and our results of operations as a result of its

Universal Health Services, Inc. 2023 Proxy Statement

Executive Compensation

macroeconomic impact, including the risks of a global recession or a recession in one or more of our key markets, the impact they may have on us and our customers and our assessment of that impact, and any disruptions and inefficiencies in the supply chain, and many of our known risks described in the Risk Factors section of our Annual Report on Form 10-K for the year ended December 31, 2022.

•

The nationwide shortage of nurses and other clinical staff and support personnel has been a significant operating issue facing us and other healthcare providers. Like others in the healthcare industry, we continue to experience a shortage of nurses and other clinical staff and support personnel at our acute care and behavioral health care hospitals in many geographic areas. In some areas, the labor scarcity is putting a strain on our resources and staff, which has required us to utilize higher-cost temporary labor and pay premiums above standard compensation for essential workers. This staffing shortage has required us to hire expensive temporary personnel and/or enhance wages and benefits to recruit and retain nurses and other clinical staff and support personnel. At certain facilities, particularly within our behavioral health care segment, we have been unable to fill all vacant positions and, consequently, have been required to limit patient volumes. These factors, which had a material unfavorable impact on our results of operations during 2022, are expected to continue to have an unfavorable material impact on our results of operations for the foreseeable future.

•

During 2022, our adjusted net income attributable to UHS (see footnote A. below) was $730.2 million, or $9.88 per diluted share, as compared to $991.7 million, or $11.82 per diluted, share during 2021.

•	Our net revenues increased by 6.0% to $13.40 billion during 2022 as compared to $12.64 billion during 2021.

•

Net revenues generated from our acute care services, on a same facility basis, increased 4.1% during 2022, as compared to 2021. During 2022, adjusted admissions (adjusted for outpatient activity) at our acute care hospitals, on a same facility basis, increased 3.1% and adjusted patient days increased 0.9%, as compared to 2021.

•

Net revenues generated from our behavioral health care services, on a same facility basis, increased 4.2% during 2022, as compared to 2021. During 2022, adjusted admissions at our behavioral health care hospitals, on a same facility basis, increased 0.7% and adjusted patient days increased 1.2%, as compared to 2021.

•	We invested more than $524 million in our acute care division, and approximately $207 million in our behavioral health care division, to construct, expand, equip and improve our facilities.

•	During 2022, pursuant to our share repurchase program, we repurchased approximately 6.67 million shares at an aggregate cost of approximately $810.9 million, or approximately $122 per share.

•	Over the past few years, we have implemented various changes to our long-term incentive program for our named executive officers including the following:

•	In March of 2022, we began awarding 50% of the long-term equity awards to our named executive officers in the form of performance based restricted stock units.

•	Previously, in March of 2021 and 2020, 50% of the long-term equity awards to our named executive consisted of performance stock options with a premium exercise price.

A.

Adjusted net income and adjusted net income per diluted share for 2022 and 2021 were publicly disclosed and reconciled to our reported results for each year on the Schedule of Non-GAAP Supplemental Consolidated Statements of Income Information, included with our earnings for the years ended December 31, 2022 and 2021, as filed on Form 8-K on February 27, 2023. Annex A contains a reconciliation of these non-GAAP financial measures to financial measurements determined in accordance with GAAP.

The following are a few of the quality and patient care highlights achieved in 2022:

Acute Care Services:

•

The Leapfrog Group evaluates hospitals’ efforts in protecting patients from harm and meeting national safety standards. Thirteen of our acute care hospitals were awarded an “A” or “B” grade in the spring and/or fall of 2022 Leapfrog Hospital safety grades.

•

In 2022, the Centers for Medicare and Medicaid Services awarded Saint Mary’s Regional Medical Center a Five-Star Overall Rating, a designation earned by less than 14% of the hospitals evaluated nationwide. The CMS Five-Star designation is based on performance across various measures of quality including safety of care, readmission rate, mortality, timely and effective care and patient experience.

Universal Health Services, Inc. 2023 Proxy Statement

Executive Compensation

•

Lakewood Ranch Medical Center was one of 350 hospitals in the United States named on the 2022 list of America’s Best Maternity Hospitals issued by Newsweek and the data firm, Statista Inc. The evaluation is based on a nationwide online survey in which hospital managers and maternity healthcare professionals were asked to recommend leading maternity hospitals, medical key performance indicator data relevant to maternity care, and patient satisfaction data.

•	The ER at Fruitville, an extension of Lakewood Ranch Medical Center, was named a Press Ganey 2022 Human Experience (HX) Guardian of Excellence Award – Patient Experience winner.

•

U.S. News & World Report’s 2022-2023 Best Hospital Rankings recognized South Texas Health System Edinburg as Best Regional Hospital in the McAllen Metro area. Six of our acute care hospitals/health systems received “high performing” designations in at least four specialty care areas, including, but not limited to, COPD, heart failure, kidney failure and stroke.

•	Based on nearly 14,400 individual Facebook and Google reviews, our acute care hospitals’ collective average rating was 4.0 out of 5.0.

•

Risk-adjusted observed to expected mortality (“O:E Ratio”) is another commonly used method to assess acute care quality (an O:E Ratio of 1.0 represents the average mortality rate; less than 1.0 represents a better-than-expected mortality rate). Our acute care hospitals’ 2022 O:E Ratio, using CareScience Standard Practice Methodology, was 0.95 which compared favorably to the expected O:E Ratio.

•	Our acute care hospitals delivered nearly $2.3 billion in uncompensated care.

Behavioral Health Care Services:

•

The Centers for Medicare and Medicaid Services’ inpatient psychiatric facility quality reporting measures compare our behavioral health care facilities to approximately 1,600 providers in the U.S. Our 2021 behavioral health results exceed the national average in 11 out of 15 indicators. These measures are publicly available.

•

In 2022, patients in our behavioral health care facilities rated their overall care, on average, as 4.4 out of 5 in our patient satisfaction surveys. More than 91% indicated they felt better following care at one of our facilities; and 89% of our patients indicated that their treatment goals were met.

•	As indicated by our referral source satisfaction survey, 84% of our referral sources consider our behavioral health care facilities as their provider of choice while scoring a 4 out of 5.

•

In 2020, our behavioral health care facilities began obtaining Net Promoter Scores (“NPS”) which are utilized by approximately two-thirds of Fortune 1000 companies to gauge customer loyalty. In 2022, the average aggregate score for our behavioral health care facilities was 37.5 which is considered very good by industry standards. Our outpatient programs’ NPS score was 66.1 and our substance use disorder programs’ NPS score was 55.5, both of which are considered excellent.

•

In 2022, 173 of our facilities participated in patient reported outcome evaluations. An evidence-based tool is administered at admission and at discharge to determine effectiveness and impact of care provided. 80% of our patients exhibited statistically meaningful improvement. Utilizing these tools in addition to patient satisfaction, publicly reported measures and NPS, provides our facilities the opportunity to benchmark, improve and report on the quality of care provided.

Our Executive Officers

Marc D. Miller – Chief Executive Officer, President and Director: Mr. Marc D. Miller was appointed Chief Executive Officer and President effective January 1, 2021. He has served as President since May, 2009 and prior thereto served as Senior Vice President and co-head of our Acute Care Hospitals since 2007. He was elected a Director in May, 2006 and Vice President in 2005. He has served in various capacities related to our acute care division since 2000. He was elected to the Board of Trustees of Universal Health Realty Income Trust in December, 2008. He also serves as a member of the Board of Directors of Premier, Inc., a publicly traded healthcare performance improvement alliance.

Alan B. Miller – Executive Chairman of the Board and Founder: Mr. Alan B. Miller was appointed Executive Chairman of the Board effective January 1, 2021. He had been Chairman of the Board and Chief Executive Officer since our inception in 1978 and also served as President from inception until 2009. Prior thereto, he was President, Chairman of the Board and Chief Executive Officer of American Medicorp, Inc. He currently serves as Chairman of the Board, Chief Executive Officer and President of Universal Health Realty Income Trust.

Universal Health Services, Inc. 2023 Proxy Statement

Executive Compensation

Steve G. Filton – Executive Vice President, Chief Financial Officer and Secretary: Mr. Filton was elected Executive Vice President in 2017 and continues to serve as Chief Financial Officer since his appointment in 2003. He has also served as Secretary since 1999. He had served as Senior Vice President since 2003, as Vice President and Controller since 1991, and as Director of Corporate Accounting since 1985.

Edward H. Sim – Executive Vice President, President of Acute Care Division: Mr. Sim was hired as Executive Vice President, President of our Acute Care Division in December, 2022 to succeed Mr. Marvin G. Pember who retired on December 31, 2022. Mr. Sim was formerly employed as Chief Operating Officer at Centura Health, since 2017. Prior to joining Centura Health, Mr. Sim served in senior leadership roles of increasing responsibility for 11 years at Baptist Health.

Matthew J. Peterson – Executive Vice President, President of Behavioral Health Division: Mr. Peterson’s employment with us commenced in September, 2019 as Executive Vice President and President of our Behavioral Health Division. He was formerly employed at UnitedHealth Group for 11 years serving in various capacities including Chief Operating Officer for OptumGovernment, a health services and technology company, as well as various other Senior Vice President/Vice President roles. In addition to his civilian business career, Mr. Peterson also serves in the Air National Guard (“ANG”), U.S. Airforce, and was recently promoted to Brigadier General. He has also served for over 25 years with the ANG as a Healthcare Executive/Medical Service Corps Officer and has held numerous leadership roles.

Marvin G. Pember – Former Executive Vice President, President of Acute Care Division: Mr. Pember was elected Executive Vice President in 2017 and served as President of our Acute Care Division since commencement of his employment with us in 2011 until his retirement on December 31, 2022.

Summary of Changes Implemented in 2022 to Executive Officer Compensation

As a result of shareholder feedback (including feedback received in connection with the most recent shareholder advisory vote on executive compensation), as well as review of comparable executive compensation benchmarking comparisons, on March 23, 2022, our Compensation Committee of the Board of Directors (the “Compensation Committee”) approved changes to various elements of compensation for our Chief Executive Officer (“CEO”) and certain of our other named executive officers (“NEOs”).

Below is a general summary of those changes, as compared to 2021:

•	Decrease in the weighting of long-term incentives (“LTI”), with accompanying increase in weighting of cash incentives.

•	No significant changes in target compensation levels (i.e., changes generally consist of shifts in mix of pay, not pay amounts).

•	Continued commitment to significant at-risk, performance-based CEO and NEO compensation programs.

After reviewing market data prepared by FW Cook, a third-party executive compensation consultant, the Compensation Committee determined that the target pay mix for our CEO and certain of our other NEOs could be more closely aligned with the comparable target pay mix at our peer group companies. For example, in 2021, our CEO received 82% of target total direct compensation (“TDC”) in the form of long-term incentives whereas LTI of peer group CEOs accounted for 66% of target TDC. Certain of our other NEOs (on average) received approximately 75% of target TDC in the form of long-term incentives whereas LTI of comparable peer company NEOs (on average) accounted for 56% of target TDC. Conversely, the weighting of annual cash incentives was below that of our peer group.

Due to the differences between our target pay mix and that of our peer group, our Compensation Committee determined that decreases in the weighting of LTI, and accompanying increases in cash incentive pay mix, were warranted for our CEO and certain of our other NEOs. Adjustments to base salaries were also warranted to further align the elements of our executive compensation to the pay mix of our peer group companies.

Commencing in March of 2022, each NEO began receiving their stock-based compensation as fixed dollar awards rather than awards that were denominated in a fixed number of shares. In addition, changes were also implemented in connection with the form of stock-based compensation awards made to our CEO and other NEOs to further align with peer group long-term incentive mix. In March of 2022, our CEO and NEOs each received: (i) 50% of their annual target stock-based compensation awards in the

Universal Health Services, Inc. 2023 Proxy Statement

Executive Compensation

form of options to purchase shares of our Class B Common Stock at the grant date market value, and; (ii) 50% of their annual target stock-based compensation awards in the form of performance-based restricted stock units that will be earned based upon achievement of a pre-established specified range of target levels based on the three-year growth in our earnings before interest, taxes, depreciation & amortization, and the impacts of other income/expense and net income attributable to noncontrolling interests. Previously, in 2021, the annual stock-based compensation awards to our CEO and NEOs consisted of: (i) 50% of the target awards were made in the form of options to purchase shares of our Class B Common Stock at the grant date market value, and; (ii) 50% of the target awards were made in the form of option to purchase shares of our Class B Common Stock at 110% of the grant date market value.

The base salary changes were retroactively applied in 2022 to correspond to each individual’s historical annual merit increase date which was January 1st for Mr. Marc Miller and March 1st for each of Messrs. Filton, Pember and Peterson.

The cash incentives values reflected below for 2022 were computed at the target bonus awards for each individual, which as a percentage of their base salary, after giving effect to the changes implemented in 2022, amounted to 150% for Mr. Marc Miller and 100% for each of Messrs. Filton, Pember and Peterson. The cash incentives values reflected below for 2021 were computed at the target bonus awards for each individual, which as a percentage of their base salary, before giving effect to the changes implemented in 2022, amounted to 100% for Mr. Marc Miller, 50% for Mr. Filton and 31% for each of Messrs. Pember and Peterson.

As compared to 2021, below is a summary of the primary elements of compensation for our CEO and certain other NEOs, other than our Executive Chairman, Mr. Alan Miller, and Mr. Edward H. Sim who was hired in December 2022, after giving effect to the changes implemented in 2022.

($000s)
Compensation Elements	M. Miller (Pres. & CEO)		S. Filton (EVP & CFO)		M. Pember (Former EVP & Pres.- Acute Care)		M. Peterson (EVP & Pres.- Behavioral Health)
	2021	2022	2021	2022	2021	2022	2021	2022

Base Salary	$1,100	$1,300	$719	$800	$740	$800	$626	$675

Target Cash Incentives	$1,100	$1,950	$360	$800	$231	$800	$196	$675

Equity Comp	$10,105	$9,508	$3,169	$2,420	$3,181	$2,305	$2,724	$1,988

Target Total Direct Comp	$12,305	$12,758	$4,248	$4,020	$4,152	$3,905	$3,546	$3,338

Universal Health Services, Inc. 2023 Proxy Statement

Executive Compensation

We believe the changes to the elements of compensation for each of our NEOs, as outlined above, continue to preserve significant reliance on at-risk, performance-based compensation for our CEO and other NEOs. After giving effect to the changes in the elements of compensation during 2022, as reflected above, approximately 90% of the target pay for our CEO, and approximately 80% of the target pay for our other NEOs, is comprised of performance-based incentive compensation.

Mr. Alan Miller, our Executive Chairman, receives compensation pursuant to his employment agreement which provides for a base salary of $1.0 million in 2022 (unchanged from 2021), a discretionary cash bonus which was $1.0 million for 2021 and zero for 2022, and discretionary LTIP awards which had grant date market values of approximately $5.0 million in 2022 and $10.1 million in 2021. Mr. Alan Miller’s LTIP awards in each of 2022 and 2021 were consistent with the form of the stock-based awards made to our CEO and other NEOs during each year, as discussed above.

Mr. Edward H. Sim was hired as Executive Vice President, President of our Acute Care Division in December, 2022 to succeed Mr. Marvin G. Pember who retired on December 31, 2022. Mr. Sim has an annual base salary of $775,000. He was not eligible for an annual incentive bonus for 2022.

Compensation Philosophy and Objectives

Our compensation philosophy of strongly aligning pay with performance is grounded in best practices that are regulatory compliant, financially sound and provide long-term value to stockholders. Specifically, we:

•	Review peer group market data on an annual basis;

•	Discuss financial and operational performance rigorously in determining any base salary and incentive decisions;

•	Enforce maximums on incentive payments to limit undue risk;

•	Evaluate our compensation practices on an annual basis;

•	Retain an independent, outside consultant;

•	Do not provide plans generally outside of current market practices, and;

•	Do not offer excessive perquisites to our executives.

In designing our compensation programs for our named executive officers, we follow our belief that compensation should reflect the value created for stockholders while supporting our strategic business goals. In doing so, our compensation programs reflect the following objectives:

•	Compensation should encourage increases in stockholder value;

•	Compensation programs should support our short-term and long-term strategic business goals and objectives;

•	Compensation programs should reflect and promote our core values set forth in our mission statement, which includes commitment to excellence, high ethical standards, teamwork and innovation;

•	Compensation should reward individuals for outstanding performance and contributions toward business goals, and;

•	Compensation programs should enable us to attract, retain and motivate highly qualified professionals.

These objectives govern the decisions that the Compensation Committee and management of the Company make with respect to the amount and type of compensation payable to our named executive officers. The Compensation Committee believes that linking executive compensation to corporate performance results in a strong alignment of compensation with corporate business goals and stockholder value. This belief has been adhered to through the use of incentive pay programs that provide competitive compensation for achieving superior performance and creating value for stockholders. Executives are rewarded commensurately for the achievement of specified business goals and performance objectives, which may increase the value of our stock. Our compensation programs are reviewed annually to ensure that these objectives continue to be met.

Universal Health Services, Inc. 2023 Proxy Statement

Executive Compensation

Compensation Setting Process

In late 2021, we retained the services of FW Cook to conduct a full comprehensive review of total direct compensation (base, incentive and equity) for our named executives and market analysis of Board of Director fee and equity award structure. Information was reviewed from two reference points: UHS peer group established and detailed in our 2021 proxy and a secondary reference of size-adjusted (by revenues) data from the broader general industry. Data for the peer reference were drawn from publicly filed proxies. FW Cook’s advice and analysis were used to make decisions on an updated remix of all direct compensation elements, as discussed above. As discussed in “Director Compensation” below, compensation practices for our Board of Directors were modified as well to reflect current peer and market practices.

With the approval of the Compensation Committee, management engaged FW Cook for compensation-related consulting services, substantially all of which related to the review and analysis of the elements and amounts of compensation for our CEO and other named executive officers. FW Cook did not receive more than $120,000 in fees during 2022 from the Company for services other than for work requested by the Compensation Committee with respect to executive compensation. For 2022, the Compensation Committee analyzed whether the work of FW Cook raised any conflicts of interest, taking into consideration all relevant factors, and determined, based on its analysis of all relevant factors, that no conflicts of interest were present.

Elements of Compensation

Our executive compensation is based on six primary components, each of which is intended to serve the overall compensation objectives. These components include:

•	annual base salary;

•	annual cash incentive;

•	long-term incentive awards, and;

•	deferred compensation, retirement benefits and other benefits, including perquisites.

Compensation Peer Group

•	Acadia Healthcare Company, Inc.

•	Brookdale Senior Living, Inc.

•	Community Health Systems, Inc.

•	DaVita, Inc.

•	Encompass Health Corporation

•	Genesis Healthcare, Inc.

•	HCA Healthcare, Inc.

•	Henry Schein, Inc.

•	Laboratory Corporation of America Holdings

•	Molina Healthcare, Inc.

•	Quest Diagnostics Incorporated

•	Select Medical Holdings Corporation

•	Tenet Healthcare Corporation

Annual Base Salary

Our annual base salary levels are intended to be consistent with competitive pay practices and level of responsibility, with salary increases reflecting competitive trends, our overall financial performance, the performance of each individual executive and general economic conditions.

Universal Health Services, Inc. 2023 Proxy Statement

Executive Compensation

In establishing the base salary for our named executive officers, various criteria are reviewed including the following:

•	the executive officer’s achievements, performance in his or her position with us, taking into account the tenure of service, the complexity of the position and current job responsibilities;

•	company financial performance, and;

•	salaries of similar positions in our peer competitor companies and general industry comparisons.

We believe these peer companies, which are indicated above, are comparable peer companies based upon the median revenues of this peer group, which were approximately $11.6 billion in 2022, as compared to our 2022 revenues of approximately $13.4 billion.

For 2022, for our other named executive officers (excluding Mr. Alan Miller), we targeted the median (50th percentile) base salary paid by the peer companies (listed above), along with the median of broader general industry data, to establish our base market rate. We generally consider our base salaries to be competitive if they are approximately within a 15% range of the median market rate. For 2022, Mr. Marc Miller, Mr. Filton and Mr. Peterson’s salaries were within 15% of the data (as assessed relative to our peer and general industry groups). Mr. Pember’s salary was within 20%. However, actual base salaries are not dictated solely by the median market rate. We also take into account an individual’s expertise, tenure in the position, responsibilities and achievements.

Annual Cash Incentives

Cash incentives for our named executive officers are awarded under the Executive Incentive Plan. A new 2022 Executive Incentive Plan was adopted in March, 2022 which contained certain minor updates to our prior plan due to changes in tax laws regarding executive compensation. The Executive Incentive Plan is intended to support our efforts to attract, retain and motivate highly qualified senior management and other executive officers of the Company and its affiliates through the payment of performance-based incentive compensation. Annual incentive compensation may be awarded under the Executive Incentive Plan to our named executive officers and others as selected by the Compensation Committee for any calendar year. The Compensation Committee believes that the payment of cash incentives to our named executive officers under the Executive Incentive Plan is consistent with the objectives for our compensation programs by rewarding such officers for the achievement of specified business goals and performance objectives and that may increase the value of our stock.

The amount of an employee’s cash incentive award for a calendar year is based upon the employee’s target cash incentive and the extent to which the performance goal(s) applicable to the employee are achieved. For each calendar year, an employee’s target cash incentive will be equal to a fixed percentage of the employee’s base salary earned during the year.

The Compensation Committee establishes performance goals for the named executive officers using such business criteria and other measures of performance discussed herein and the Compensation Committee will establish objective performance goals based upon one or more of the following business criteria:

•	attainment of certain target levels of, or a specified increase in, after-tax or pre-tax profits;

•	attainment of certain target levels of, or a specified increase in, earnings per diluted share or adjusted earnings per diluted share, and;

•	attainment of certain target levels of, or a specified increase in, return on capital or return on invested capital.

In the case of an award intended to qualify as “performance-based compensation”, the applicable target cash incentive, performance goals and performance factors with respect to any calendar year will be established in writing by the Compensation Committee no later than 90 days after the commencement of that year. Promptly after the date on which the necessary financial or other information for a particular year becomes available, the Compensation Committee will determine the amount, if any, of the cash incentive compensation payable to each participant for that calendar year and will certify in writing prior to payment that the performance goals for the year were in fact satisfied. The maximum incentive award which any participant may earn under the Executive Incentive Plan for any calendar year shall not exceed $5 million. The Executive Incentive Plan provides the Compensation Committee with the discretion to establish higher or lower performance factors for levels of performance that are more or less than the target levels. Performance goals may be adjusted for changes in accounting methods, corporate transactions and other similar types of events.

Universal Health Services, Inc. 2023 Proxy Statement

Executive Compensation

2022 Annual Cash Incentive Formula and Performance Goals:

On March 23, 2022, the Compensation Committee approved specific bonus formulae for the determination of the target annual incentive compensation for the Company’s named executive officers pursuant to the Executive Incentive Plan (the “Plan”) for the year ending December 31, 2022. Under the formulae approved by the Compensation Committee, each of the Company’s named executive officers was assigned a percentage of such executive officer’s 2022 base salary as a target bonus based upon corporate performance criteria. The corporate performance criteria target bonus award indicated below for Mr. Marc D. Miller is stipulated in his employment agreement dated December 23, 2020, which became effective on January 1, 2021. Mr. Marc Miller’s employment agreement was amended in March, 2022, primarily to provide for the changes to the elements of his compensation implemented in 2022, as discussed above.

Mr. Alan B. Miller, who previously served as our Chief Executive Officer and Chairman of the Board of Directors, transitioned to the role of Executive Chairman of the Board of Directors effective January 1, 2021. As part of his compensation in connection with his role as Executive Chairman of the Board, Mr. Alan B. Miller may be entitled to bonuses and other compensation (including annual incentive bonuses) as may be determined by the Board of Directors.

The following table shows each executive officer’s corporate performance criteria target bonus as a percentage of their base salary for 2022.

With respect to:

•	Messrs. Marc D. Miller and Steve G. Filton – 100% of their annual incentive target bonus for 2022 was based upon the corporate performance criteria, as described below.

•	Messrs. Pember and Peterson – their 2022 annual incentive target bonus was based upon:

•	25% of their annual salary based upon the achievement of the corporate performance criteria, and;

•	75% of their annual salary based upon the achievement of the divisional income targets, as described below.

•

Mr. Edward H. Sim was hired as Executive Vice President and President, Acute Care, succeeding Mr. Marvin Pember, effective December 5, 2022 and therefore was not eligible for an annual incentive bonus for 2022.

Name	Title	Target Incentive Bonus Award as a % of salary

Marc D. Miller	Chief Executive Officer and President	150%

Steve G. Filton	Executive Vice President and Chief Financial Officer	100%

Marvin G. Pember	Former Executive Vice President and President-Acute Care Division	100%

Matthew J. Peterson	Executive Vice President and President-Behavioral Health Division	100%

As part of our peer company compensation review for executive officers as discussed above in Annual Base Salary, we also target the median (50th percentile) market rate from our healthcare peers and the broader general industry data when determining each officer’s target annual incentive. Actual cash incentive awards, however, appropriately vary from this targeted level based upon performance, consistent with our pay for performance philosophy, and are detailed in the Summary Compensation Table in this Proxy Statement. The Compensation Committee believes that the annual incentive opportunities offered to our named executive officers are appropriate to facilitate our ability to attract, retain, motivate and reward our named executive officers, and that actual incentive payouts appropriately reflect the Company’s performance.

2022 Annual Cash Incentive Targets:

Target Corporate Performance Criteria:

On February 24, 2022, we publicly announced that our initial estimated range of adjusted net income per diluted share attributable to UHS for 2022 was $11.90 to $12.90. In June of 2022, based upon our actual operating results experienced during the first six months of 2022, we publicly disclosed a decrease to our previously disclosed estimated range of adjusted net income per diluted share attributable to UHS for 2022 (decreased the upper end of the range to $10.40 per diluted share from $12.90 per diluted share while the lower end of the range was adjusted to $9.60 per diluted share from $11.90 per diluted share); however, our annual incentive performance targets were not impacted by these publicly disclosed revisions.

Universal Health Services, Inc. 2023 Proxy Statement

Executive Compensation

On March 23, 2022, the Compensation Committee approved specific bonus formulae for the determination of annual incentive compensation for our named executive officers pursuant to the 2022 Executive Incentive Plan for the year ending December 31, 2022. For 2022, our named executive officers were eligible to receive the applicable portion of their annual cash incentive (which were based on the corporate performance criteria) at various increments ranging from 0% of their bonus target award (based upon the achievement of a Target of adjusted net income per diluted share attributable to UHS of $11.15 or less, and Return on Capital of 7.7% or less) up to 200% of their annual cash incentive target award (based upon the achievement of a Target of adjusted net income per diluted share attributable to UHS of $13.64 or greater and Return on Capital of 9.5% or greater). The 2022 Target of adjusted net income per diluted share attributable to UHS, which represented the approximate midpoint within the publicly disclosed range of our projected consolidated earnings per diluted share estimate for the year, was $12.40 per diluted share. The 2022 Return on Capital Target was 8.7%

The adjusted net income per diluted share attributable to UHS excludes, among potentially other things if applicable and material and/or nonrecurring or nonoperational in nature, the impact of unrealized gains/losses resulting from changes in the market value of shares of certain equity securities, provision for asset impairments, and the impact on our provision for income taxes and net income attributable to UHS resulting from ASU 2016-09, “Compensation-Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting. The Targets were adjusted from prior years to correlate to the range of our initial estimated 2022 adjusted net income per diluted share attributable to UHS, as publicly disclosed on February 24, 2022.

Target Divisional Performance Criteria:

Also on March 23, 2022, the Compensation Committee approved the specific bonus formulae based upon the achievement of the divisional income targets pursuant to the 2022 Executive Incentive Plan for the year ended December 31, 2022. Messrs. Pember and Peterson were each entitled to receive between 0% and 200% of their target bonus that was based on the divisional results (75%). The divisional income targets consist of the projected aggregate pre-tax income for our acute care and behavioral health services segments, net of certain deductions which consist primarily of a charge for the estimated cost of capital. The divisional income targets may be adjusted to include or exclude the impact of items, if applicable and material, that are, among other things, nonrecurring or non-operational in nature.

For 2022, the divisional income targets were as follows:

•

Acute Care: The divisional income target was determined to be $206.0 million and Mr. Pember was eligible to receive the applicable portion of his cash incentive (75%) at various increments ranging from 0% based upon the achievement of acute care divisional income of $185.3 million, up to 200% based upon the achievement of acute care divisional income of $226.6 million or greater.

•

Behavioral Health Care: The divisional income target was determined to be $420.6 million and Mr. Peterson was eligible to receive the applicable portion of his cash incentive (75%) at various increments ranging from 0% based upon the achievement of behavioral health care divisional income of $378.5 million, up to 200% based upon the achievement of behavioral health care divisional income of $462.7 million or greater.

2022 Actual Annual Cash Incentive Results:

On March 15, 2023, the Compensation Committee determined that, based upon our actual corporate and divisional operating results during the year ended December 31, 2022, the minimum thresholds for the corporate performance criteria and the divisional performance criteria were not achieved and therefore no cash incentives were payable to Messrs. Marc D. Miller, Steve G. Filton, Marvin G. Pember or Matthew J. Peterson.

Actual Corporate Performance Criteria:

During 2022, our adjusted net income per diluted share attributable to UHS was $9.88, as compared to a target of $12.40 per diluted share and a minimum threshold of $11.16 per diluted share. This adjusted net income per diluted share attributable to UHS for 2022 was publicly disclosed and reconciled to our reported 2022 net income per diluted share attributable to UHS of $9.14, on the Schedule of Non-GAAP Supplemental Information included with our financial results for the year ended December 31, 2022, as

Universal Health Services, Inc. 2023 Proxy Statement

Executive Compensation

filed on Form 8-K on February 27, 2023. The Return on Capital was 7.0% for 2022, as compared to a target of 8.7% and a minimum threshold of 7.8%. The Return on Capital is calculated by dividing our annual adjusted net income attributable to UHS by the consolidated average net capital.

Actual Divisional Performance Criteria:

During 2022, the actual divisional income was as follows:

•	Acute Care: The acute care divisional income was a loss of $26.9 million and therefore the minimum income threshold of $185.4 million was not achieved.

•	Behavioral Health Care: The behavioral health care divisional income was $354.2 million and therefore the minimum income threshold of $378.6 million was not achieved.

In determining the corporate and divisional performance criteria, various factors are considered, including the projected revenue and earnings growth over the prior year. Since the value received by stockholders is measured, in large part, by an increase in stock price, which is in turn typically influenced by increases in revenues and earnings, our performance criteria are established at reasonably aggressive levels to encourage the attainment of our financial objectives which, if accomplished, may result in an increase to our stock price and increased value to stockholders. As mentioned above, the corporate performance criteria are established annually (except for 2020 due to the impact of the COVID-19 pandemic and no cash incentive bonuses were paid to any of our named executive officers pursuant to the Executive Incentive Plan) and the Target of adjusted net income per diluted share attributable to UHS directly correlates to our annual earnings guidance that is typically publicly disclosed by us in February of each year. The divisional performance criteria are also established annually and represent each segment’s respective portion of the Company’s consolidated estimated earnings.

For each of our named executive officers that had approved specific bonus formulae for the determination of annual incentive compensation pursuant to the Executive Incentive Plan, the following table sets forth the actual 2022 annual incentive bonus awarded as well as the pre-established ranges of potential payouts under our non-equity incentive plan.

		2022 Non-Equity Incentive Plan Awards
Name	Title	Actual	Minimum	Target	Maximum

Marc D. Miller	Chief Executive Officer and President	$—	$78,003	$1,950,075	$3,900,150

Steve G. Filton	Executive Vice President and Chief Financial Officer	$—	$31,463	$786,574	$1,573,148

Marvin G. Pember	Former Executive Vice President and President-Acute Care	$—	$90,856	$790,053	$1,580,106

Matthew J. Peterson	Executive Vice President and President-Behavioral Health Care	$—	$76,696	$666,922	$1,333,844

Mr. Alan B. Miller, our Executive Chairman, receives compensation pursuant to his employment agreement which provided for a base salary of $1.0 million in 2022, and the potential for a discretionary cash bonus, as determined by our Board of Directors. No discretionary cash bonus was paid to Mr. Alan B. Miller for the year ended December 31, 2022.

The performance goals related to the Executive Incentive Plan, as outlined above, are generally based upon the achievement of our business plan financial objectives. Performance goals are established at reasonably aggressive levels to encourage and motivate executive performance and attainment of our financial objectives.

For a further description of the cash incentives and other elements of compensation granted to our named executive officers for 2022, 2021 and 2020, please refer to the Summary Compensation Table in this Proxy Statement.

Long-Term Incentives

The Compensation Committee believes that the grant of equity-based, long-term compensation, primarily in the form of stock options and restricted shares, to our named executive officers is appropriate to attract and retain such individuals and to motivate them to enhance stockholder value.

Universal Health Services, Inc. 2023 Proxy Statement

Executive Compensation

Further, long-term incentive awards reward individuals for their performance and achievement of business goals. The Compensation Committee believes that our best interests will be advanced by enabling our named executive officers, who are responsible for our management, growth and success, to receive compensation in the form of long-term incentive awards that may increase in value in conjunction with an increase in the value of our common stock.

As is the case with respect to base salaries, a number of factors are taken into account in calibrating grants of long-term incentive awards, including an individual’s performance in light of his or her position, responsibilities and contribution to our financial performance. In addition, the Compensation Committee takes into account an individual’s potential contribution to our growth and productivity. In determining appropriate long-term incentive grants, there is no other predetermined formula, factors or specified list of criteria that is followed.

For a description of the long-term incentive awards granted to our named executive officers for 2022, please read the Summary Compensation Table and the Grants of Plan-Based Awards Table included in this Proxy Statement.

2020 Stock Incentive Plan:

In May, 2020, at our Annual Meeting, the stockholders approved the 2020 Omnibus Stock and Incentive Plan (“2020 Stock Incentive Plan”), and as a result, as of that date, no additional awards were granted under our previous plan and the reserve for shares that were remaining for future issuance under the previous plan was canceled. The 2020 Stock Incentive Plan provides for the issuance of incentive stock options and non-qualified stock options to purchase shares of our Class B Common Stock, including awards of performance-based stock options with premium exercise prices. Additionally, the 2020 Stock Incentive Plan authorizes awards of restricted stock and restricted stock units, as discussed below, stock appreciation rights and restricted stock units and awards intended to be performance-based awards. The 2020 Stock Incentive Plan is intended to provide a flexible vehicle through which we may offer equity-based compensation incentives to our named executive officers and other eligible personnel in support of our compensation objectives. On March 23, 2022, the Board of Directors adopted an amendment and restatement of our 2020 Omnibus Stock and Incentive Plan, which was approved by our stockholders at our 2022 Annual Meeting, which among other things increased the numbers of shares of our Class B Common Stock that may be issued under the 2020 Stock Incentive Plan by 6.0 million (to 12.1 million shares from 6.1 million shares).

Subject to the provisions of the 2020 Stock Incentive Plan, the Compensation Committee has the responsibility and full power and authority to select the persons to whom awards will be made, to prescribe the terms and conditions of each award and make amendments thereto, to construe, interpret and apply the provisions of the Stock Incentive Plan and of any agreement or other instrument evidencing an award and to make any and all determinations and take any and all other actions as it deems necessary or desirable in order to carry out the terms of the Stock Incentive Plan.

Stock Options: Typically, option awards under the 2020 Stock Incentive Plan are granted by the Compensation Committee on specific dates that are scheduled in advance, which generally coincide with regularly scheduled meetings of the Compensation Committee and the Board of Directors. There is no separate policy with respect to the timing of option awards to our named executive officers. Typically, option awards are granted to our named executive officers at the same time as option awards are granted to our other employees. In certain circumstances, such as new hires or promotions, option awards are granted separately by the Compensation Committee or our Chief Executive Officer and Chief Financial Officer who are duly authorized by the Compensation Committee.

Stock options have such vesting and other terms and conditions as the Compensation Committee, acting in its discretion, may determine. Generally, grants of stock options vest in equal amounts over four years, are scheduled to expire on the fifth anniversary of the date of grant and, unless otherwise determined, employees must be employed by us for such options to vest. We do not have any plan to select option grant dates for our named executive officers in coordination with the release of material non-public information. The exercise price per share of Class B Common Stock covered by an option shall be any price determined by the Compensation Committee, but may not be less than 100% of the fair market value of the underlying Class B Common Stock on the date of grant. The exercise price of incentive stock options shall not be less than 110% of the fair market value on the date of grant if the optionee owns, directly or indirectly, stock possessing more than 10% of the voting power of all classes of our stock. For purposes of the 2020 Stock Incentive Plan, unless otherwise determined by the Compensation Committee, the fair market

Universal Health Services, Inc. 2023 Proxy Statement

Executive Compensation

value of a share of Class B Common Stock as of any given date is the closing sale price per share reported on a consolidated basis for securities listed on the principal stock exchange or market on which the Class B Common Stock is traded on the date as of which such value is being determined or, if there is no sale on that day, then on the next day on which a sale was reported.

Restricted Stock and Restricted Stock Units: The 2020 Stock Incentive Plan provides for the grant of shares or units of our Class B Common Stock to eligible personnel for a purchase price equal to par value. Shares of our Class B Common Stock could be granted under the 2020 Incentive Plan to any of our employees or consultants. Historically, our restricted grants have had a scheduled vesting period ranging from one to five years.

Vesting conditions on shares or units issued under the 2020 Incentive Plan may consist of continuing employment for a specified period of time following the purchase date. Alternatively, or in addition, vesting may be tied to the satisfaction of specific performance objectives established by the Compensation Committee based upon any one or more of the business criteria used in determining the bonuses for our named executive officers, as mentioned above. We have the right to repurchase the shares for the same purchase price (par value) if specified vesting conditions are not met.

The Compensation Committee believes restricted stock awards and restricted stock units, at times, can be effective in achieving our compensation objectives because it provides employees with a strong retention incentive and aligns the value of the award or unit with our stock price performance. The Compensation Committee may provide that Restricted Stock Awards and Restricted Stock Units shall earn dividends or dividend equivalents (payable in cash or additional shares, or a combination of cash and shares), however, dividends or dividend equivalents may not be paid with respect to any award or unit until vesting requirements are satisfied. Generally, holders of restricted stock and restricted stock units receive dividend equivalents which are subject to vesting in line with the underlying award to which they relate. We do not have any plan to select restricted stock award or restricted stock unit grant dates for our named executive officers in coordination with the release of material non-public information.

2022 Stock-Based Compensation Awards:

To further enhance our equity awards program toward performance-based equity awards, as discussed below, in March of 2022, our CEO and NEOs, with the exception of Mr. Edward H. Sim who was hired in December, 2022, each received: (i) 50% of their annual target stock-based compensation awards in the form of options to purchase shares of our Class B Common Stock at the grant date market value, and; (ii) 50% of their annual target stock-based compensation awards in the form of performance-based restricted stock units that will be earned based on the three-year growth in our earnings before interest, taxes, depreciation and amortization, the impacts of other income/expense and net income attributable to noncontrolling interests, as compared to a range of pre-established three-year growth thresholds.

On March 23, 2022, our Compensation Committee awarded to our named executive officers:

•

Stock options, issued at $143.81 representing the grant date value, which are scheduled to vest in four equal installments on the first, second, third and fourth anniversaries of the grant date and will expire on March 22, 2027, and;

•

Performance-based restricted stock units that will be earned based upon the achievement of a pre-established specified range of target levels based on the three-year growth in our earnings before interest, taxes, depreciation and amortization, and the impacts of other income/expense and net income attributable to noncontrolling interests.

The number of stock options and target awards of performance-based restricted stock units awarded to each of our named executive officers on March 23, 2022 were as follows:

•	Marc D. Miller - 104,001 stock options and 33,058 performance-based restricted stock units.

•	Alan B. Miller - 54,691 stock options and 17,384 performance-based restricted stock units.

•	Steve G. Filton - 26,471 stock options and 8,414 performance-based restricted stock units.

•

Marvin G. Pember - 25,213 stock options and 8,014 performance-based restricted stock units (these performance based-restricted stock units were canceled upon Mr. Pember’s retirement on December 31, 2022).

•	Matthew J. Peterson - 21,745 stock options and 6,912 performance-based restricted stock units.

Universal Health Services, Inc. 2023 Proxy Statement

Executive Compensation

In January, 2023, related to the commencement of his employment in December, 2022, Mr. Edward H. Sim was awarded 50,000 stock options, issued at $145.65 representing the grant date value. The stock options are scheduled to vest ratably on each of the first four anniversaries of the grant date and are scheduled to expire on the fifth anniversary.

Mr. Marvin G. Pember retired from the Company effective as of December 31, 2022. Pursuant to his Separation Agreement and General Release: (i) all of Mr. Pember’s performance based restricted stock units awarded on March 23, 2022 with a grant date fair value of $1.2 million, which were scheduled to be earned based on the three-year growth in certain Company financial metrics, were canceled on December 31, 2022, and; (ii) all of Mr. Pember’s unvested stock options granted prior to his termination date will continue to vest until April 1, 2023 and all stock options scheduled to remain unvested as of April 1, 2023 were canceled as of December 31, 2022, (including 75% of options awarded on March 23, 2022).

In determining the number of options to award to our named executive officers, the Compensation Committee reviewed the compensation data and competitive performance data prepared by FW Cook in early 2022, including stock-based compensation, and reviewed historical company practices with respect to stock option and long-term incentive awards. The Committee also considered individual performance in light of a named executive officer’s position, responsibilities and contribution to our financial performance as well as his potential contribution to our growth and productivity.

2021 Stock-Based Compensation Awards

After giving consideration to comments received from investors that our equity award program could be enhanced by including performance-based equity awards, and after undertaking a comprehensive review with our third-party compensation consultant (FW Cook) to identify potential performance-based equity award design alternatives, we decided to modify our stock option award program in 2020. As determined by our Compensation Committee, although not required by the terms of the 2020 Stock Incentive Plan, that a portion of the options awarded to the named executive officers of the Company will be exercisable at 110% of the fair market value on the date of grant. In March of 2021 and March of 2020, we have delivered 50% of the award value to our named executive officers, including Mr. Alan B. Miller (our Chief Executive Officer prior to January 1, 2021) and Mr. Marc D. Miller (our Chief Executive Officer effective as of January 1, 2021), in stock options with a premium exercise price of 10% above grant date market value.

Deferred Compensation

Our Deferred Compensation Plan, which is subject to the applicable provisions of Internal Revenue Code Section 409A, provides that eligible employees may elect to defer a portion of their base salary and bonus award into deferred compensation accounts that accrue earnings based upon the selection of available investment options. Under the Deferred Compensation Plan, an employee is deemed eligible if their base compensation for 2022 was $135,000 or higher and they are performing duties in a qualified position. The base compensation threshold is adjusted from time-to-time for cost-of-living increases. Pursuant to the terms of the Deferred Compensation Plan, the minimum annual amount that can be deferred is 1% of an employee’s base salary. No more than 50% of an employee’s base salary or 95% of an employee’s annual bonus may be deferred under the Deferred Compensation Plan in any calendar year. Employees may allocate a portion of their deferred compensation to be distributed in a lump sum or installments to begin at retirement or a scheduled distribution date. The available investment options consist of certain mutual funds which include: (i) conservative (e.g. money markets or bonds); (ii) moderately conservative (e.g. balanced funds), and; (iii) aggressive (e.g. domestic and international equity).

Our obligation to make payments of amounts credited to participants’ deferred compensation accounts is a general unsecured obligation. In addition, under the Deferred Compensation Plan, we may make discretionary contributions on behalf of an eligible employee. Since inception of the Deferred Compensation Plan, we have not made any discretionary contributions on behalf of employees. Two of our named executive officers deferred a portion of their base salary and/or bonus paid during 2022 to the Deferred Compensation Plan. The Compensation Committee believes that, by offering an alternative savings vehicle for our named executive officers, the Deferred Compensation Plan supports our objectives to attract, retain and motivate talented personnel.

For a further description of the Deferred Compensation Plan, please refer to the Nonqualified Deferred Compensation table and the narrative discussion included in this Proxy Statement.

Universal Health Services, Inc. 2023 Proxy Statement

Executive Compensation

Retirement Benefits

Our retirement benefits consist of our Executive Retirement Income Plan, Supplemental Executive Retirement Income Plan and a 401(k) plan. These plans are designed in combination to provide an appropriate level of replacement income upon retirement. The Compensation Committee believes that these retirement benefits provide a balanced and competitive retirement program and support our objectives to attract, retain and motivate talented personnel.

Supplemental Executive Retirement Income Plan (“SERIP”).

In July 2018, the Board of Directors adopted the SERIP. Pursuant to the terms of this plan, a select group of management or other highly compensated employees may be designated as plan participants. Our SERIP, which is subject to the applicable provisions of Internal Revenue Code Section 409A, provides eligible employees with annual employer contributions which are entirely at the Company’s discretion. Generally, each annual contribution vests on the earlier of: (i) the 5th anniversary of the date of funding to the participant’s account, or; (ii) the participant attaining the qualified age of retirement (either age 62 or 65, as stipulated in the SERIP). The SERIP also provides for discretionary alternative vesting schedules for certain supplemental discretionary contributions made on an individual basis. Upon attaining the plan’s qualified age of retirement, distributions are paid in 10 annual installments to the participant. Distributions due to events other than retirement are paid in a lump sum. Our obligation to fund payments to participants’ accounts pursuant to the SERIP is a general unsecured obligation. Four of our named executive officers are participants in the SERIP.

In 2018, upon commencement of the SERIP, certain participants of the ERIP, who had not yet approached their qualified age of retirement, were given the option to remain in the ERIP or convert their participation into the SERIP. ERIP participants that elected to convert to the SERIP have been provided with an unfunded, lump sum conversion balance that was credited to the participant’s SERIP account. The unfunded ERIP conversion balances transferred to the SERIP, which were computed based upon the participant’s 2017 salary and will remain permanently unchanged after conversion, are payable over 60 monthly installments, if the participant attains their qualified age of retirement, as previously stipulated in the ERIP. If the participant does not attain their qualified age of retirement, the ERIP conversion balance is forfeited unless the Board of Directors, in its full discretion, determines otherwise. For ERIP participants who elected to convert to the SERIP, their participation in the ERIP was terminated upon conversion and no future benefits will be earned pursuant to the ERIP. SERIP participants who converted from the ERIP are entitled to future benefits pursuant to the terms of the SERIP.

Executive Retirement Income Plan (“ERIP”).

In October 1993, the Board of Directors adopted the ERIP, which was subsequently closed to new participants effective January 1, 2015. Pursuant to the terms of the ERIP, certain management or other highly compensated employees, who had been previously designated as plan participants by our Board of Directors prior to December 31, 2014, and who had completed at least 10 years of active employment with us, may receive retirement income benefits.

Subject to certain conditions, the monthly benefit is payable to a participant who retires after he or she reaches age 62 (applicable to participants added to the ERIP before 2008) or age 65 (applicable to participants added to the ERIP after January 1, 2008). The benefit is equal to 3% of the employee’s average monthly base salary over the three years preceding retirement multiplied by the number of qualified years (not to exceed 10) of the participant’s employment with us. Payment of the benefit will be made in 60 monthly installments following the participant’s retirement date. If a participant’s employment with us is terminated prior to their qualified age of retirement, no ERIP benefits will be payable unless the Board of Directors, in its full discretion, determines otherwise. In 2018, certain participants were transferred to the SERIP and were provided with an unfunded, lump sum conversion balance pursuant to the SERIP, as discussed above. One of our named executive officers remains a participant in the ERIP.

For a further description of the SERIP and ERIP, please refer to the Pension Benefits included in this Proxy Statement.

401(k) Plan.

We maintain a 401(k) plan for all employees, including our named executive officers, as an additional source of retirement income. Pursuant to the 401(k) plan, in 2022, we made matching contributions (subject to highly compensated employee limits set by the

Universal Health Services, Inc. 2023 Proxy Statement

Executive Compensation

Internal Revenue Code) to the 401(k) plan of approximately $72 million. All of the named executive officers with the exception of Mr. Edward H. Sim, participated in the 401(k) plan in 2022. Accordingly, we made matching contributions equal to $9,150 to the 401(k) plan for each of the participating named executives.

Benefits

Our named executive officers are eligible to participate in the benefit plans generally available to all of our employees, which include health, dental, life insurance, vision and disability plans, all of which the Compensation Committee believes are commensurate with plans of other similarly situated public companies in the hospital management industry.

Company Aircraft. We have a partial ownership interest in a fixed wing aircraft that is available for business purpose use by members of our management team, including our named executive officers, and for personal use by Messrs. Marc Miller and Alan Miller. When the aircraft is utilized for personal purposes by either individual and/or their family members, the incremental costs incurred, including the regular hourly charges, variable fuel charges and associated fees and taxes, are directly reimbursed to us by Messrs. Marc Miller and/or Alan Miller and therefore no imputed amounts are included in the Summary Compensation Table.

Automobile. Commencing in 2022, Mr. Marc D. Miller was provided with an auto allowance as reflected on the Summary Compensation Table in “All other compensation”.

During 2019, we purchased a new vehicle which is utilized by Mr. Alan B. Miller. Included in the Summary Compensation Table in “All other compensation” are the amounts related to his personal use of this vehicle.

Reimbursement of Relocation Expenses. In the normal course of business, in an effort to satisfy our staffing needs with high-quality personnel and/or support the career development of an employee by enabling them to assume a position of broader scope and complexity, we may need to place an executive in a position in a geographic location which differs from that in which the individual resides. The relocation benefits for our executives are patterned on standard industry practices and are competitive in design. The provisions for relocation benefits are the same for several of the top layers of management and consistently administered. Included in the relocation benefits are reimbursements or direct payment to vendors for expenses that include items like a short duration house hunting trip, movement of household goods and personal items, short duration of interim living expenses and certain closing costs for the sale and purchase of a house. Relocation reimbursement that is taxable to the individual is typically grossed-up to cover the resulting incremental income tax expense. During 2020, we paid certain relocation expenses, including income tax gross-ups, for Mr. Peterson as disclosed on the Summary Compensation Table contained in this proxy statement.

Other Perquisites. From time to time, we make tickets to cultural and sporting events available to our employees, including our named executive officers, for business purposes. If not utilized for business purposes, the tickets are made available to our employees, including our named executive officers, for personal use.

Split-Dollar Life Insurance Agreements. In December 2010, our Board of Directors approved the Company’s entering into supplemental life insurance plans and agreements on the lives of our Executive Chairman and his wife. As a result of these agreements, as amended in October 2016, based on actuarial tables and other assumptions, during the life expectancies of the insureds, we would pay approximately $28 million in premiums, and certain trusts owned by our Executive Chairman, would pay approximately $9 million in premiums. Based on the projected premiums mentioned above, and assuming the policies remain in effect until the death of the insureds, we will be entitled to receive death benefit proceeds of no less than approximately $37 million representing the $28 million of aggregate premiums paid by us as well as the $9 million of aggregate premiums paid by the trusts. In connection with these policies, we paid approximately $1.0 million in premium payments during each of 2022 and 2021.

Based on these projections, which are subject to the achievement of certain investment income and life expectancy assumptions, the total economic pre-tax cost to the Company (which includes the projected cost of capital net of the income resulting from the Company’s expected future receipt of the $9 million of premiums paid by the Trusts) would be approximately $10 million over the life expectancies of the insureds. We estimate that our share of the premium payments due on these policies will approximate $900,000 in 2023 and decrease annually to approximately $200,000 over the life expectancies of the insureds. Our aggregate premium payments (as well as the Trust’s) are expected to be repaid to us utilizing the death benefit proceeds.

Universal Health Services, Inc. 2023 Proxy Statement

Executive Compensation

The Compensation Committee has determined to offer the above-described fringe benefits and perquisites in order to attract and retain our named executive officers by offering compensation opportunities that are competitive. In determining the total compensation payable to our named executive officers, for a given fiscal year, the Compensation Committee considers such fringe benefits and perquisites. However, with the exception of the above-mentioned split dollar life insurance agreements related to Mr. Alan B. Miller, given the fact that such other fringe benefits and perquisites, which are available to our named executive officers, represent a relatively insignificant portion of their total compensation, they do not materially influence the decisions made by the Compensation Committee with respect to other elements of each individual’s total compensation. For a further description of the fringe benefits and perquisites received by our named executive officers during 2022, please refer to the All Other Compensation table included in this Proxy Statement.

Rewards/Compensation Risk Analysis: As part of its oversight of the Company’s executive compensation program, the Compensation Committee considers the impact of the Company’s executive compensation program, and the incentives created by the compensation awards that it administers, on the Company’s risk profile. In addition, the Company reviews all of its compensation policies and procedures, including the incentives that they create and factors that may reduce the likelihood of excessive risk taking, to determine whether they present a significant risk to the Company. The review found that there were no excessive risks encouraged by the Company’s reward programs and the rewards programs do not produce payments that have a material impact on the financial performance of the organization. Approximately 850 employees (including the named executive officers) of our approximate 59,660 full-time employees in the U.S. and U.K. (comprising approximately 1.4% of our full-time employees) have incentive plans that entitle those individuals to larger bonus awards if profitability increases. However, although the plans are based on profitability, the bonus awards for these employees are capped at specific award levels (typically at 125% or less of base salary). Therefore, should our profitability increase, even by significant amounts, we do not believe the additional aggregate bonus awards would have a material unfavorable impact on our future results of operations

Summary

The foregoing discussion describes the compensation objectives and policies that were utilized with respect to our named executive officers during 2022. In the future, as the Compensation Committee continues to review each element of the executive compensation program with respect to our named executive officers, the objectives of our executive compensation program, as well as the methods that the Compensation Committee utilizes to determine both the types and amounts of compensation to award to our named executive officers, may change.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management; and based on the review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE

Eileen C. McDonnell (Chairperson)

Elliot J. Sussman, M.D.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Board of Directors is currently composed of Eileen C. McDonnell and Elliot J. Sussman, M.D. All the members of the Compensation Committee are independent directors and no member has ever been one of our officers or employees or had a relationship with us that required disclosure.

Universal Health Services, Inc. 2023 Proxy Statement

SUMMARY COMPENSATION TABLE

The following table sets forth certain compensation information for our Chief Executive Officer, our Chief Financial Officer and the other most highly compensated executive officers for services rendered to UHS and its subsidiaries during the past three fiscal years. We refer to these officers collectively as our named executive officers:

Name and principal position	Year	Salary(6.) ($)	Bonus ($)		Grant Date Fair Value Stock Awards(1.) ($)	Grant Date Fair Value Option Awards(2.) ($)	Non-Equity Incentive Plan Compensation(3.) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4.) ($)	All other compensation(10.) ($)	Total ($)

Marc D. Miller, Chief Executive Officer and President(7.)	2022	$1,300,050	$0		$4,754,071	$4,754,007	$0	$66,003	$45,845	$10,919,976
	2021	1,100,042	0		0	10,104,427	2,750,105	52,002	14,366	14,020,942
	2020	823,020	0		0	1,458,238	0	49,519	15,220	2,345,997

Alan B. Miller, Executive Chairman(7.)	2022	$1,000,038	$0		$2,499,993	$2,499,990	$0	$0	$1,138,603	$7,138,624
	2021	1,000,038	1,000,000	(5.)	—	10,104,427	0	0	1,092,036	13,196,501
	2020	1,446,473	1,000,000	(5.)	1,000,052	8,603,615	0	44,826	1,151,248	13,246,214

Steve G. Filton, Executive Vice President and Chief Financial Officer	2022	$786,574	$0		$1,210,017	$1,210,020	$0	$42,881	$18,612	$3,268,104
	2021	714,681	0		0	3,168,736	893,351	41,232	18,162	4,836,162
	2020	652,613	0		0	1,020,766	0	39,656	18,043	1,731,078

Marvin G. Pember, Former Executive Vice President and President, Acute Care(8.)	2022	$809,364	$0		$1,152,493	$1,152,516	$0	$44,194	$18,011	$3,176,578
	2021	736,568	0		0	3,180,879	782,604	42,907	14,134	4,757,092
	2020	679,177	0		0	1,020,766	0	41,621	17,549	1,759,113

Matthew J. Peterson, Executive Vice President and President, Behavioral Health	2022	$666,922	$0		$994,015	$993,990	$0	$37,402	$19,216	$2,711,545
	2021	623,364	0		0	2,724,166	545,444	36,408	18,351	3,947,733
	2020	576,397	0		0	729,119	0	10,247	150,492	1,466,255

Edward H. Sim, Executive Vice President and President, Acute Care(9.)	2022	$59,120	$0		$0	$0	$0	$0	$0	$59,120
	2021	N/A	N/A		N/A	N/A	N/A	N/A	N/A	N/A
	2020	N/A	N/A		N/A	N/A	N/A	N/A	N/A	N/A

(1)

In 2022, performance-based restricted stock units were issued under our 2020 Omnibus Stock and Incentive Plan. In 2022, our CEO and NEOs each received 50% of their annual target stock-based compensation awards in the form of performance-based restricted stock units. The 2022 values represent 100% of the target, with a grant date value of $143.81 per unit. The performance-based restricted stock units will be based upon achievement of a pre-established specified range of target levels based on the three-year growth in our earnings before interest, taxes, depreciation and amortization, and the impacts of other income/expenses and net income attributable to noncontrolling interests. Prior to his transition from Chief Executive Officer to Executive Chairman of the Board, effective as of January 1, 2021, pursuant to his 2013 employment agreement, as amended in November, 2018, Alan B. Miller was entitled to an annual grant of restricted stock having a minimum value of $1.0 million. There are no such awards stipulated in Alan B. Miller’s employment agreement dated December 23, 2020, which became effective on January 1, 2021. Amount reflected in 2020 represents the grant date value of an award made to Alan B. Miller that year which vested in 2022.

(2)

In 2022, our CEO and NEOs each received 50% of their annual target stock-based compensation awards in the form of options to purchase shares of our Class B Common Stock at the grant date market value. Amounts in 2022 represent the aggregate fair value of options granted at the market price on the date of grant (grant date fair value of $45.71). Amounts in 2021 represent the aggregate fair value of options granted at the market price on the date of grant (grant date fair value of $40.42) and options granted at 110% of the market price on the date of grant (grant date fair value of $35.98). Options granted in 2022 and 2021 were awarded pursuant to our 2020 Omnibus Stock and Incentive Plan. Amounts in 2020 represent the aggregate fair value of options granted at the market price on the date of grant (grant date fair value of $14.58) and options granted at 110% of the market price on the date of grant (grant date fair value of $12.31). All options granted in 2020 were awarded pursuant to our Amended and Restated 2005 Stock Incentive Plan. For the assumptions used for the fair value valuations, please refer to Note 5—Common Stock, to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the years ended December 31, 2022, 2021 and 2020.

Universal Health Services, Inc. 2023 Proxy Statement

Summary Compensation Table

(3)

No cash incentive bonuses were paid to any of our executive officers for the year ended December 31, 2022 since the minimum thresholds of the established corporate and divisional performance goals were not achieved and Mr. Alan B. Miller received no discretionary bonus award for the year. The 2021 and 2020 years reflect the dollar value of annual bonuses earned during each of those years pursuant to the terms of our Executive Incentive Plan. In March of 2022 (for 2021) our Compensation Committee approved annual cash incentive bonuses which, as a percentage of each individual’s annual base salary, were as follows: Marc D. Miller 250%; Steve G. Filton 125%; Marvin G. Pember 106%, and; Matthew J. Peterson 88%. As part of his compensation in connection with his role as Executive Chairman of the Board of Directors, which was effective as of January 1, 2021, Mr. Alan B. Miller did not receive an annual incentive bonus pursuant to the Executive Incentive Plan. However, in March, 2022, our Board of Directors awarded Mr. Alan B. Miller a $1.0 discretionary bonus for 2021. No cash incentive bonuses were paid to any of our executive officers pursuant to the Executive Incentive Plan for the year ended December 31, 2020 as a result of the COVID-19 pandemic and its material unfavorable impact on our results of operations.

(4)

These amounts represent the aggregate change in pension value for each named executive in 2022, 2021 and 2020 pursuant to the Executive Retirement Income Plan or the Supplemental Executive Retirement Income Plan, as disclosed herein. These amounts are considered service costs. The amounts in this column do not reflect compensation deferrals pursuant to our Nonqualified Deferred Compensation Plan since there are no contributions or benefits provided by us in connection with the plan.

(5)

In March, 2022 (for 2021), our Compensation Committee awarded a discretionary bonus of $1.0 million to Mr. Alan B. Miller. Prior to his transition from Chief Executive Officer to Executive Chairman of the Board (effective as of January 1, 2021), pursuant to his 2013 employment agreement, as amended in November, 2018, Alan B. Miller was entitled to minimum annual cash award of $1.0 million for 2020. There are no such awards stipulated in Alan B. Miller’s employment agreement dated December 23, 2020, which became effective on January 1, 2021.

(6)

In June of 2020, in response to the COVID-19 pandemic, the Compensation Committee approved reductions to the 2020 base salaries of our executive officers in the following amounts: $289,294 for Alan B. Miller, $43,680 for Marc D. Miller, $34,580 for Steve G. Filton, $35,929 for Marvin G. Pember and $30,407 Matthew J. Peterson. In conjunction with these 2020 base salary reductions, the Company contributed the funds generated from the reductions to the UHS Foundation, our previously established employee assistance fund.

(7)

Mr. Alan B. Miller was appointed Executive Chairman of the Board effective January 1, 2021. He had been Chairman of the Board and Chief Executive Officer from our inception through December 31, 2020. Mr. Marc D. Miller was appointed Chief Executive Officer and President effective January 1, 2021. Marc D. Miller had previously served as President since May, 2009.

(8)

Mr. Marvin G. Pember retired from the Company effective as of December 31, 2022. Pursuant to his Separation Agreement and General Release: (i) all of Mr. Pember’s performance based restricted stock units awarded on March 23, 2022 with a grant date fair value of $1.2 million, which were scheduled to be earned based on the three-year growth in certain Company financial metrics, were canceled on December 31, 2022, and; (ii) all of Mr. Pember’s unvested stock options granted prior to his termination date will continue to vest until April 1, 2023 and all stock options scheduled to remain unvested as of April 1, 2023 were canceled as of December 31, 2022, (including 75% of options awarded on March 23, 2022 with a grant date fair value of $864,000).

(9)	Mr. Edward H. Sim was hired by the Company in December, 2022 to succeed Mr. Marvin G. Pember and has an annual base salary of $775,000.

(10)	Components of All Other Compensation are as follows:

Universal Health Services, Inc. 2023 Proxy Statement

ALL OTHER COMPENSATION TABLE

Name	Year	Perquisites and Other Personal Benefits ($)(1.)	Tax Reimbursements ($)(2.)	Insurance Premiums ($)(3.)	Company Contributions to Retirement and 401(k) Plans ($)	Dividends Paid on Unvested Stock	Total ($)

Marc D. Miller	2022	$31,029	$0	$5,666	$9,150	$0	$45,845

	2021	0	0	5,666	8,700	0	14,366

	2020	973	0	5,697	8,550	0	15,220

Alan B. Miller	2022	$140,172	$0	$987,804	$9,150	$1,477	$1,138,603

	2021	49,064	0	1,022,750	8,700	11,522	1,092,036

	2020	64,819	0	1,071,393	8,550	6,486	1,151,248

Steve G. Filton	2022	$0	$0	$9,462	$9,150	$0	$18,612

	2021	0	0	9,462	8,700	0	18,162

	2020	0	0	9,493	8,550	0	18,043

Marvin G. Pember	2022	$4,327	$0	$4,534	$9,150	$0	$18,011

	2021	900	0	4,534	8,700	0	14,134

	2020	900	0	8,099	8,550	0	17,549

Matthew J. Peterson	2022	$2,979	$0	$7,087	$9,150	$0	$19,216

	2021	2,564	0	7,087	8,700	0	18,351

	2020	96,130	38,695	7,117	8,550	0	150,492

Edward H. Sim	2022	$0	$0	$0	$0	$0	$0

	2021	N/A	N/A	N/A	N/A	N/A	N/A

	2020	N/A	N/A	N/A	N/A	N/A	N/A

(1)	2022:

Amounts for Mr. Marc Miller consists of the following: (i) $19,602 for payment of country club dues and expenses; (ii) $9,937 auto allowance, and; (iii) $1,490 for sporting event tickets paid for by us.

Amounts for Mr. Alan Miller consists of the following: (i) $75,000 for professional tax services; (ii) $3,986 for accounting services; (iii) $3,687 for maintenance on personal residence, and; (iv) $57,499 for the lease value, fuel, and repairs and maintenance charges incurred in connection with his company-owned automobile.

Amount for Mr. Marvin G. Pember consists of $900 for cell phone stipend and $3,427 in token gifts, grossed up for taxes.

Amount for Mr. Matthew J. Peterson consists of the following: (i) $900 for cell phone stipend; (ii) $1,334 related to the Employee Stock Purchase Plan discount, and; (iii) $745 for sporting event tickets paid for by us.

2021:

Amounts for Mr. Alan Miller consists of the following: (i) $25,000 for professional tax services; (ii) $5,260 for payment of country club dues; (iii) $1,546 for accounting services; (iv) $3,113 for maintenance on personal residence, and; (v) $14,145 for the lease value, fuel and maintenance charges incurred in connection with his company-owned automobile.

Amount for Mr. Marvin G. Pember consists of $900 for cell phone stipend.

Amount for Mr. Matthew J. Peterson consists of the following: (i) $900 for cell phone stipend; (ii) $1,334 related to the Employee Stock Purchase Plan discount, and; (iii) $330 for sporting event tickets paid for by us.

2020:

Amounts for Mr. Alan Miller consists of the following: (i) $25,000 for professional tax services; (ii) $10,789 for payment of country club dues; (iii) $2,573 for accounting services; (iv) $3,022 for maintenance on personal residence; (v) $23,075 for the lease value, fuel and maintenance charges incurred in connection with his company-owned automobile, and; (vi) $360 wireless stipend.

Amount for Mr. Marc D. Miller consists $768 for sporting event tickets paid for by us and $205 for a token gift provided by the Company.

Amount for Mr. Marvin G. Pember consists of $900 for cell phone stipend.

Amount for Mr. Matthew J. Peterson consists of the following: (i) $94,025 of relocation expenses paid for by the Company; (ii) $1,000 related to the Employee Stock Purchase Plan discount; (iii) $900 for cell phone stipend, and; (iv) $205 for a token gift provided by the Company.

(2)	Amount represents reimbursement of income taxes incurred by Mr. Peterson in connection with relocation expenses paid by us during 2020.

(3)	Amounts for Messrs. Marc. D. Miller, Steve G. Filton, Marvin G. Pember and Matthew J. Peterson consist of premiums paid in connection with long term disability coverage.

Amounts for Mr. Alan B. Miller consist of: (i) $978,296 in 2022, $1,013,242 in 2021 and $1,061,667 in 2020, of premium payments made in connection with split-dollar-life insurance agreements, as discussed in Split Dollar Life Insurance Agreement, included herein, and; (ii) $9,508 in each of 2022 and 2021 and $9,726 in 2020 of premiums paid in connection with long term disability coverage.

Universal Health Services, Inc. 2023 Proxy Statement

GRANTS OF PLAN-BASED AWARDS

The following table provides information regarding plan-based awards granted during fiscal year 2022 to our named executive officers who were employed on the grant date of March 23, 2022.

	Approval/ Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1.)			Estimated Future Payouts Under Equity Incentive Plan Awards(3.)			All Other Stock Awards: Number of Shares of Stock or Units(5.) (#)	All Other Option Awards: Number of Securities Underlying Options(6.) (#)	Exercise or Base Price of Option Awards ($ /Sh)	Grant Date Fair Value of Stock and Option Awards(7.) ($)	Grant Date Fair Value of Maximum Stock and Option Awards(8.) ($)	Closing Price on Grant Date ($ / Sh)
Name		Threshold ($)(2.)	Target ($)(2.)	Maximum ($)(2.)	Threshold (#)(4.)	Target (#)(4.)	Maximum (#)(4.)

Marc D. Miller	3/23/2022	$78,003	$1,950,075	$3,900,150				—	104,001	$143.81	$4,754,007		$143.81

	3/23/2022				16,529	33,058	49,587				$4,754,071	$7,131,106	$143.81

Alan B. Miller	3/23/2022	$—	$—	$—					54,691	$143.81	$2,499,990		$143.81

	3/23/2022				8,692	17,384	26,076	—			$2,499,993	$3,749,990	$143.81

Steve G. Filton	3/23/2022	$31,463	$786,574	$1,573,148					26,471	$143.81	$1,210,020		$143.81

	3/23/2022				4,207	8,414	12,621	—			$1,210,017	$1,815,026	$143.81

Marvin G. Pember	3/23/2022	$90,856	$790,053	$1,580,106					25,213	$143.81	$1,152,516		$143.81

	3/23/2022				4,007	8,014	12,021	—			$1,152,493	$1,728,740	$143.81

Matthew J. Peterson	3/23/2022	$76,696	$666,922	$1,333,844					21,745	$143.81	$993,990		$143.81

	3/23/2022				3,456	6,912	10,368	—			$994,015	$1,491,022	$143.81

(1)

Pursuant to the 2022 Executive Incentive Plan and the formula approved by the Compensation Committee, each named executive officer other than Mr. Alan B. Miller was entitled to receive between 0% and 200% of that executive officer’s target bonus based, either entirely or in part, on our achievement of certain corporate and divisional performance criteria. As discussed in the Compensation Discussion and Analysis, with respect to Messrs. Marc D. Miller and Steve G. Filton, 100% of their target 2022 annual incentive bonus was determined using certain corporate performance criteria, and with respect to each of Messrs. Pember and Peterson, their target 2022 annual incentive bonus was determined utilizing: (i) 25% of their annual salary based upon the achievement of certain corporate performance criteria, and; (ii) 75% of their annual salary based upon the achievement of certain divisional income targets.

(2)	Estimates calculated based upon 2022 salaries.

(3)

Pursuant to the formula approved by the Compensation Committee, each named executive officer was entitled to receive between 50% and 150% of that executive officer’s target stock-based compensation in the form of performance-based restricted stock units. The performance-based restricted stock units will be based upon achievement of a pre-established specified range of target levels based on the three-year growth in our earnings before interest, taxes, depreciation and amortization, and the impacts of other income/expenses and net income attributable to noncontrolling interests.

(4)

Performance-based restricted stock units issued on March 23, 2022 were issued under our 2020 Omnibus Stock and Incentive Plan. In 2022, our CEO and NEOs each received 50% of their annual target stock-based compensation awards in the form of performance-based restricted stock units.

(5)	Restricted shares of Class B Common Stock issued under the Company’s 2020 Omnibus Stock and Incentive Plan.

(6)	Stock option awards issued on March 23, 2022 were issued under our 2020 Omnibus Stock and Incentive Plan issued with an exercise price equal to the grant date market value.

(7)	Represents the full grant date fair value for the option awards, calculated in accordance with ASC 718 as described in our Form 10-K for the year ended December 31, 2022.

(8)	Represents the maximum performance-based restricted stock unit value if the maximum award is achieved.

(9)

Mr. Edward H. Sim was hired by the Company in December, 2022 to succeed Mr. Marvin G. Pember. He was awarded stock options in January, 2023 related to the commencement of his employment, which are scheduled to vest ratably over four years.

Marc D. Miller’s Employment Agreement as Chief Executive Officer

Mr. Marc D. Miller was appointed Chief Executive Officer (“CEO”) and President effective January 1, 2021. He has served as President since May, 2009 and prior thereto served as Senior Vice President and co-head of our Acute Care Hospitals since 2007.

Universal Health Services, Inc. 2023 Proxy Statement

Grants of Plan-Based Awards

Certain elements of Mr. Marc D. Miller’s compensation for 2021 were determined by the terms of his employment agreement that was entered into on December 23, 2020, with an effective date of January 1, 2021. Pursuant to the terms of the employment agreement, Mr. Marc D. Miller will serve as CEO with a term scheduled to end on January 1, 2026, subject, however, to earlier termination, and subject further to automatic renewal for additional one-year periods unless either party elects otherwise. On March 23, 2022, we entered into an amendment to the employment agreement with Mr. Marc D. Miller which increased his annual bonus opportunity and annual base salary, as discussed below.

Pursuant to the terms of his employment agreement, as amended on March 23, 2022, Marc Miller’s salary as our CEO will be $1,352,000 for 2023 which is a 4.0% increase over his 2022 base salary. Mr. Marc D. Miller is also entitled to an annual bonus opportunity target equal to 150% of his salary. Mr. Marc Miller’s Agreement was also amended to narrow the circumstances under which Mr. Marc D. Miller can resign from employment with good reason and receive acceleration of future long-term incentive awards, including his Performance Based Restricted Stock Units. The amount of the annual bonus for any year may be more or less than the target amount and will be determined by the Board of Directors in accordance with pre-established performance measures. Additionally, Mr. Marc D. Miller may also be paid during the term of his employment agreement, bonuses and other compensation as may from time to time be determined by the Board of Directors.

Mr. Marc D. Miller participates in benefit plans and programs that are made available to other employees and will be eligible to receive annual awards under the Company’s long-term incentive plan(s) (“LTIP”) as in effect from time to time, which will be subject to conditions as are consistent with terms and conditions applicable to LTIP awards made to other senior executives of the Company, subject to certain acceleration rights upon a qualifying termination of employment as set forth in his employment agreement.

For a further description of the employment agreement, please refer to the Potential Payments Upon Termination or Change-in-Control section below. For a further description of the compensation setting process with respect to Mr. Marc D. Miller, please refer to the Compensation Discussion and Analysis section above. For a further description of Mr. Marc D. Miller’s benefits under the Company’s Supplemental Executive Retirement Income Plan, please refer to the Pension Benefits section below.

Alan B. Miller’s Employment Agreement as Executive Chairman

Mr. Alan B. Miller was appointed Executive Chairman of the Board effective January 1, 2021. He had been Chairman of the Board and Chief Executive Officer since our inception in 1978 and also served as President from inception until 2009.

Certain elements of Mr. Alan B. Miller’s compensation for 2022 were determined by the terms of his employment agreement that was entered into on December 23, 2020, with an effective date of January 1, 2021. Pursuant to the terms of the employment agreement, as amended on March 23, 2022, Alan B. Miller will serve as Executive Chairman with a term scheduled to end on January 1, 2025, subject, however, to earlier termination, and subject further to automatic renewal for additional one year periods unless either party elects otherwise.

Mr. Alan B. Miller’s salary as our Executive Chairman will be $1,040,000 for 2023 which is a 4.0% increase over his 2022 base salary. Additionally, Mr. Alan Miller may also be entitled to bonuses and other compensation as may from time to time be determined by the Board of Directors. Mr. Alan B. Miller will also be eligible to receive annual awards under the Company’s LTIP as in effect from time to time, which will be subject to conditions as are consistent with terms and conditions applicable to LTIP awards made to other senior executives of the Company, subject to certain acceleration rights upon a qualifying termination of employment as set forth in his employment agreement. Mr. Alan Miller’s Agreement was amended to narrow the circumstances under which Mr. Alan B. Miller can resign from employment with good reason and receive acceleration of future long-term incentive awards, including his Performance Based Restricted Stock Units.

Mr. Alan B. Miller participates in benefit plans and programs that are made available to other employees and he receives certain executive perquisites, including, but not limited to, split dollar life insurance benefits, payment of certain automobile costs, payment of country club dues, tax and accounting services, use of a private plane for personal purposes for up to 60 hours per year, subject to reimbursement by Mr. Alan B. Miller of the incremental costs incurred at market rates, and such other fringe benefits as the Compensation Committee of our Board of Directors may determine (as discussed in the Compensation Discussion and Analysis).

Universal Health Services, Inc. 2023 Proxy Statement

Grants of Plan-Based Awards

For a further description of the employment agreement, please refer to the Potential Payments Upon Termination or Change-in-Control section below. For a further description of the compensation setting process with respect to Mr. Alan B. Miller, please refer to the Compensation Discussion and Analysis section above. For a further description of Mr. Alan B. Miller’s benefits under the Company’s Executive Retirement Income Plan, please refer to the Pension Benefits section below.

Restricted Stock Grants in 2020

Pursuant to the terms of Mr. Alan B. Miller’s 2013 Employment Agreement (which has since been replaced by the above-mentioned employment agreement as Executive Chairman), in March of 2020, while Mr. Alan B. Miller was serving as CEO, the Compensation Committee approved the March 18, 2020 issuance of 14,774 restricted shares of our Class B Common Stock pursuant to the Amended and Restated 2010 Employees’ Restricted Stock Purchase Plan. The restricted shares issued in March of 2020, which had a grant date market value of $67.69 per share or $1.0 million in the aggregate, vested ratably at 50% in each of March of 2021 and 2022.

Universal Health Services, Inc. 2023 Proxy Statement

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2022

The following table provides information about the number of outstanding equity awards held by our named executive officers at December 31, 2022.

	Option Awards(1.)					Stock Awards(2.)
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5.)
Name	Exercisable	Unexercisable

Marc D. Miller								33,058	$4,657,542

	100,000	0	0	$119.64	04/12/2023	0	0	0	0

	75,000	25,000	0	$134.02	03/19/2024	0	0	0	0

	25,000	25,000	0	$67.69	03/17/2025	0	0	0	0

	29,610	29,610	0	$74.46	03/17/2025	0	0	0	0

	31,250	93,750	0	$138.80	03/16/2026	0	0	0	0

	35,106	105,319	0	$152.68	03/16/2026	0	0	0	0

	0	104,001	0	$143.81	03/22/2027	0	0	0	0

Alan B. Miller						0	0	17,384	$2,449,232

	390,000	0	0	$119.64	04/12/2023	0	0	0	0

	442,500	147,500	0	$134.02	03/19/2024	0	0	0	0

	147,500	147,500	0	$67.69	03/17/2025	0	0	0	0

	174,700	174,699	0	$74.46	03/17/2025	0	0	0	0

	31,250	93,750	0	$138.80	03/16/2026	0	0	0	0

	35,106	105,319	0	$152.68	03/16/2026	0	0	0	0

	0	54,691	0	$143.81	03/22/2027	0	0	0	0

Steve G. Filton						0	0	8,414	$1,185,448

	70,000	—	0	$119.64	04/12/2023	0	0	0	0

	52,500	17,500	0	$134.02	03/19/2024	0	0	0	0

	17,500	17,500	0	$67.69	03/17/2025	0	0	0	0

	20,727	20,727	0	$74.46	03/17/2025	0	0	0	0

	9,800	29,400	0	$138.80	03/16/2026	0	0	0	0

	11,009	33,028	0	$152.68	03/16/2026	0	0	0	0

	0	26,471	0	$143.81	03/22/2027	0	0	0	0

Universal Health Services, Inc. 2023 Proxy Statement

Outstanding Equity Awards at December 31, 2022

	Option Awards(1.)					Stock Awards(2.)
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(5.)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Name	Exercisable	Unexercisable

Marvin G. Pember						0	0	0	$0

	52,500	—	0	$119.64	04/12/2023	0	0	0	0

	52,500	17,500	0	$134.02	03/19/2024	0	0	0	0

	17,500	8,750	0	$67.69	04/01/2024	0	0	0	0

	20,727	10,364	0	$74.46	04/01/2024	0	0	0	0

	9,838	9,837	0	$138.80	04/01/2024	0	0	0	0

	11,052	11,051	0	$152.68	04/01/2024	0	0	0	0

	0	6,303	0	$143.81	04/01/2024	0	0	0	0

Matthew J. Peterson(3.)						0	0	6,912	$973,832

	33,334	16,666	0	$151.99	09/17/2024	0	0	0	0

	6,250	12,500	0	$67.69	03/17/2025	0	0	0	0

	7,402	14,805	0	$74.46	03/17/2025	0	0	0	0

	8,425	25,275	0	$138.80	03/16/2026	0	0	0	0

	9,465	28,394	0	$152.68	03/16/2026	0	0	0	0

	0	21,745	0	$143.81	03/22/2027	0	0	0	0

Edward H. Sim(4.)	0	0	0	N/A	N/A	0	0	0	N/A

1.

Stock option awards. Except for Mr. Peterson’s stock options issued on September 18, 2019 as noted below, all stock options are scheduled to vest ratably on the first, second, third and fourth anniversary dates from the date of grant. The stock options issued to Mr. Peterson on September 18, 2019 are scheduled to vest in three equal installments on the second, third and fourth anniversaries of the grant date.

The applicable grant dates for the options indicated above are set forth below:

•	On April 13, 2018, stock options were granted with an exercise price of $119.64.

•	On March 20, 2019, stock options were granted with an exercise price of $134.02.

•	On September 18, 2019, stock options were granted with an exercise price of $151.99.

•	On March 18, 2020, stock options were granted with an exercise price of $67.69.

•	On March 18, 2020, stock premium stock options were granted with a 10% premium exercise price of $74.46.

•	On March 17, 2021, stock options were granted with an exercise price of $138.80.

•	On March 17, 2021, stock premium stock options were granted with a 10% premium exercise price of $152.68.

•	On March 23, 2022, stock options were granted with an exercise price of $143.81.

2.

Performance-Based Restricted Stock Units. On March 23, 2022, 50% of the annual target stock-based compensation awards for our CEO and NEOs were issued in the form of performance-based restricted stock units that will be based upon achievement of a pre-established specified range of target levels based on the three-year growth in our earnings before interest, taxes, depreciation and amortization, and the impacts of other income/expenses and net income attributable to noncontrolling interests.

Universal Health Services, Inc. 2023 Proxy Statement

Outstanding Equity Awards at December 31, 2022

3.

Mr. Peterson was hired by the Company in September 2019 and was awarded stock options upon the commencement of his employment, which are scheduled to vest in three equal installments on the second, third and fourth anniversaries of the grant date.

4.

Mr. Sim was hired by the Company in December, 2022 to succeed Mr. Marvin G. Pember. In connection with the commencement of his employment, in January, 2023, Mr. Sim was awarded 50,000 stock options, with an exercise price of $145.65, that are scheduled to vest ratably over four years and expire in five years.

5.	Based on the closing sale price of the Class B Common Stock on the New York Stock Exchange on December 30, 2022 of $140.89 per share.

Universal Health Services, Inc. 2023 Proxy Statement

OPTION EXERCISES AND STOCK VESTED

The following table provides information about stock option exercises by, and the vesting of stock for, our named executive officers during fiscal year 2022:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1.)	Value Realized on Vesting ($)

Marc D. Miller	103,000	$2,086,780	—	$—

Alan B. Miller	790,000	$13,514,550	10,619	$1,533,349

Steve G. Filton	70,000	$1,743,000	—	$—

Marvin G. Pember	30,000	$607,800	—	$—

Matthew J. Peterson	—	$—	—	$—

Edward H. Sim	—	$—	—	$—

(1)	Restricted stock for Alan B. Miller vested as follows:

•	On January 17, 2022, 3,232 shares at $133.67 per share.
•	On March 18, 2022, 7,387 shares at $149.09 per share.

Universal Health Services, Inc. 2023 Proxy Statement

PENSION BENEFITS

Executive Retirement Income Plan

In October 1993, the Board of Directors adopted the Executive Retirement Income Plan (“ERIP”), which was subsequently closed to new participants effective January 1, 2015. Pursuant to the terms of the ERIP, certain management or other highly compensated employees, who had been previously designated as plan participants by our Board of Directors prior to December 31, 2014, and who had completed at least 10 years of active employment with us, may receive retirement income benefits.

Subject to certain conditions, the monthly benefit is payable to a participant who retires after he or she reaches age 62 (applicable to participants added to the plan before 2008) or age 65 (applicable to participants added to the plan after January 1, 2008). The benefit is equal to 3% of the employee’s average monthly base salary over the three years preceding retirement multiplied by the number of qualified years (not to exceed 10) of the participant’s employment with us.

Upon attaining the qualified age of retirement as stipulated in the plan, subject to certain conditions, payment of ERIP benefits are made to participants in 60 monthly installments following their retirement date. In certain circumstances, the participant may elect to receive the present value of the payments in one lump sum or receive payments over a period of 10 years. If a participant’s employment with us is terminated prior to their qualified age of retirement, no ERIP benefits will be payable unless the Board of Directors, in its full discretion, determines otherwise.

In 2018, upon commencement of the Supplemental Executive Retirement Income Plan (“SERIP”), as discussed below, certain participants of the ERIP, who had not yet approached their qualified age of retirement, were given the option to remain in the ERIP or convert their participation into the SERIP. Please see Supplemental Executive Retirement Income Plan below for additional disclosure related to participants who elected to convert from the ERIP to the SERIP.

Mr. Alan B. Miller remains a participant in the ERIP. Mr. Alan B. Miller’s aggregate benefit payable under the ERIP (for the 60 months in which the participant receives benefits), assuming retirement as of December 31, 2022, amounted to approximately $2.6 million. Pursuant to Alan B. Miller’s employment contract dated December 23, 2020, for purposes of the ERIP, the monthly compensation for the three years preceding retirement shall be deemed to be the average monthly compensation for the three years ended immediately prior to January 1, 2021. As discussed below, Marc D. Miller and Steve G. Filton converted their ERIP participation into the SERIP. Marvin G. Pember and Matthew J. Peterson were not previously ERIP participants.

The following tables provide information about pension benefits pursuant to our ERIP for our named executive officer, as described below.

Name	Number of Years Credited Service (#)	Value of Accumulated Benefit ($) (1.)	Payments During Last Fiscal Year ($)

Alan B. Miller	44	$2,270,794	0

(1)	4% discount rate applied over the projected post-retirement 5-year payout period.

Supplemental Executive Retirement Income Plan

In July, 2018, the Board of Directors adopted the Supplemental Executive Retirement Income Plan (“SERIP”). Pursuant to the terms of the SERIP, a select group of management or other highly compensated employees may be designated as plan participants. Our SERIP, which is subject to the applicable provisions of Internal Revenue Code Section 409A, provides eligible employees with annual employer contributions which are entirely at the Company’s discretion. Generally, each annual contribution vests on the earlier of: (i) the 5th anniversary of the date of funding to the participant’s account, or; (ii) the participant attaining the qualified age of retirement (either age 62 or age 65, as stipulated in the SERIP). The SERIP also provides for discretionary alternative vesting schedules for certain supplemental discretionary contributions made on an individual basis. Upon attaining the SERIP’s qualified age of retirement, distributions are paid in 10 annual installments to the participant upon the participants retirement. Distributions due to events other than retirement are paid in a lump sum. Our obligation to make payments of amounts credited to participants’ accounts is a general unsecured obligation.

Universal Health Services, Inc. 2023 Proxy Statement

Pension Benefits

As discussed above, a select group of employees who were previously participants in the ERIP and elected to convert to the SERIP, have been provided with an unfunded, lump sum conversion balance that was credited to the participant’s SERIP account. The unfunded ERIP conversion balances transferred to the SERIP, which were computed based upon the participant’s 2017 salary and will remain permanently unchanged after conversion, are payable over 60 monthly installments, if the participant attains their qualified age of retirement, as previously stipulated in the ERIP. If the participant does not attain their qualified age of retirement, the ERIP conversion balance is forfeited unless the Board of Directors, in its full discretion, determined otherwise. For ERIP participants who elected to convert to the SERIP, their participation in the ERIP was terminated upon conversion and no future benefits will be earned pursuant to the ERIP. SERIP participants who converted from the ERIP are entitled to future benefits pursuant to the terms of the SERIP.

Marc D. Miller and Steve G. Filton elected to convert their ERIP participation into the SERIP. As a result of their elections, their unfunded ERIP conversion balances, which are reflected below and were computed based upon their 2017 salaries, will remain permanently unchanged. Marvin G. Pember and Matthew J. Peterson, who were not previously ERIP participants, also participate in the SERIP.

The following tables provide information about pension benefits pursuant to our SERIP for our named executive officers as described below. Mr. Edward H. Sim was not a participant in the SERIP during 2022.

	SERIP Beginning Balance 1/1/2022 ($)	Company SERIP Contributions in Last Fiscal Year ($)(1.)	SERIP Losses in Last Fiscal Year ($)	SERIP Distributions ($)	SERIP Balance at Last Fiscal Year-End ($)		ERIP Conversion Balance to SERIP	Aggregate Balance at Last Fiscal Year-End ($)
Name					Vested	Unvested

Marc D. Miller	$244,412	$66,003	$(41,650)	$0	$0	$268,765	$1,136,438	$1,405,203

Steve G. Filton	$180,842	$42,881	$(26,629)	$0	$197,094	$0	$919,340	$1,116,434

Marvin G. Pember	$363,633	$44,194	$(51,537)	$0	$356,290	$0	$0	$356,290

Matthew J. Peterson	$48,887	$37,402	$(10,147)	$0	$0	$76,142	$0	$76,142

(1)	Amounts represent discretionary contributions made by the Company during 2022 to the SERIP accounts and are considered service costs.

Universal Health Services, Inc. 2023 Proxy Statement

NONQUALIFIED DEFERRED COMPENSATION PLAN

Our Deferred Compensation Plan, which is subject to the applicable provisions of Internal Revenue Code Section 409A provides that eligible employees may elect to defer a portion of their base salary and bonus award into investment options in lieu of receiving cash. Under the Deferred Compensation Plan, an employee is deemed eligible if their base compensation for 2022 was $135,000 or higher and they are performing duties in a qualified position. The base compensation threshold is adjusted annually for cost-of-living increases.

Pursuant to the terms of the Deferred Compensation Plan, the minimum annual amount that can be deferred is 1% of an employee’s base salary. No more than 50% of an employee’s base salary or 95% of an employee’s annual bonus may be deferred under the Deferred Compensation Plan in any calendar year. Employees may allocate a portion of their deferred compensation to be distributed in a lump sum or installments to begin at retirement or a scheduled distribution date. The available investment options consist of certain mutual funds which include: (i) conservative (e.g. money markets or bonds); (ii) moderately conservative (e.g. balanced funds), and; (iii) aggressive (e.g. domestic and international equity). Our obligation to make payments of amounts credited to participants’ deferred compensation accounts is a general unsecured obligation. In addition, under the Deferred Compensation Plan, we may make discretionary contributions on behalf of an eligible employee. Since inception of the Deferred Compensation Plan, we have not made any discretionary contributions on behalf of employees.

Our obligations under the Deferred Compensation Plan in connection with an employee’s retirement account are payable, beginning at retirement at age 55 and 10 years of service for deferrals made prior to January 1, 2016, and age 55 and 5 years of service for deferrals made on or after January 1, 2016, in equal installments over a ten year period; except that an employee may make a distribution election to receive the balance of the participant’s retirement account in either a single lump sum or equal annual or less frequent installments over a period not to exceed ten years. For deferrals made on or after January 1, 2016, an employee may elect to defer the retirement distribution to begin one year following retirement. An employee or designated beneficiary will receive a lump sum as a result of death, disability, or termination, other than for retirement. An employee may change his distribution elections by making new distribution elections at least 12 months prior to the date on which such payment was otherwise scheduled to be made and must be delayed until a date that is at least five years after the date the distribution was previously scheduled to begin.

Our obligations under the Deferred Compensation Plan in connection with an employee’s scheduled distribution are payable in a lump sum or installments of two to ten years, commencing on the date indicated by the employee. If the employee’s employment is terminated prior to the distribution of obligations in accordance with a scheduled distribution then the amounts credited to such accounts will be transferred to the employee’s retirement account and distributed in accordance with the employee’s distribution election for that account.

If an employee experiences a financial hardship that is the result of an “unforeseeable emergency,” as defined under the Deferred Compensation Plan, he or she may apply to the administrator of the Deferred Compensation Plan for an emergency withdrawal against his or her accounts. Such an emergency withdrawal may be allowed at the discretion of the administrator, in which case the employee’s account will be reduced accordingly.

The following table provides information about our Deferred Compensation Plan for our named executive officers.

Name	Executive Contributions in Last Fiscal Year ($)(1.)	Company Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)

Marc D. Miller	$0	$0	$(77,557)	$0	$237,439

Alan B. Miller	$0	$0	$(696,249)	$0	$2,833,532

Steve G. Filton	$0	$0	$0	$0	$0

Marvin G. Pember	$1,138,500	$0	$(1,035,904)	$(26,993)	$5,238,193

Matthew J. Peterson	$426,114	$0	$(111,462)	$0	$719,062

Edward H. Sim	$0	$0	$0	$0	$0

(1)	Amounts included in “salary” in the Summary Compensation Table.

Universal Health Services, Inc. 2023 Proxy Statement

Nonqualified Deferred Compensation Plan

Split-Dollar Life Insurance Agreements:

See Split-Dollar Life Insurance Agreements as included above in this Proxy Statement.

Potential Payments Upon Termination or Change-in-Control

Potential Payments Upon Termination

Alan B. Miller January 1, 2021 Employment Agreement:

On December 23, 2020, we entered into a new employment agreement with Alan B. Miller (“New Employment Agreement”) which provides the terms and conditions on Mr. Alan Miller’s continuing service with the Company and supersedes the previous amended and restated employment agreement dated as of July 24, 2013. The New Employment Agreement became effective on January 1, 2021 and contemplates that Mr. Alan Miller will be employed by the Company as Executive Chairman of the Board of Directors of the Company and provides for automatic annual renewals unless either party elects otherwise at least one year in advance. Mr. Alan Miller’s Agreement was also amended to make certain changes to narrow the circumstances under which Mr. Alan Miller can resign from employment with good reason and receive acceleration of future long-term incentive awards, including his Performance Based Restricted Stock Units.

In general, Mr. Alan Miller’s long-term stock-based incentives awards granted during or before employment as Executive Chairman will become fully vested upon termination of his employment as Executive Chairman at the time such employment ends, other than by us for “cause” or voluntarily by Mr. Alan Miller before or at the end of the applicable term (under circumstances not involving a breach of the New Employment Agreement by us).

If Mr. Alan Miller’s employment is terminated for “cause”, as defined in the New Employment Agreement, he will be entitled to any benefits payable to or earned by Mr. Alan Miller with respect to any period of his employment or other service prior to the date of such discharge.

If Mr. Alan Miller’s employment is terminated due to his disability, Mr. Alan Miller shall be paid an amount equal to one-half of Mr. Alan Miller’s base salary, payable in twelve equal monthly installments. Additionally, Mr. Alan Miller would be entitled to the accelerated vesting of his unvested long-term stock-based incentive awards granted during or before employment as Executive Chairman.

If Mr. Alan Miller’s employment or service terminates due to his death, Mr. Alan Miller’s beneficiary shall receive any salary and reimbursements that would otherwise have been payable to Mr. Alan Miller as of the date of his death in addition to any life insurance benefits under insurance policies maintained on Mr. Alan Miller’s life by us and for which Mr. Alan Miller had the right to designate the beneficiary.

If Mr. Alan Miller terminates his employment or other service under the New Employment Agreement because of a material change in the duties of his office or any other breach by us of our obligations, or in the event of the termination of Mr. Alan Miller’s employment by us without cause or otherwise in breach of the New Employment Agreement, subject to the terms of his Employment Agreement, Mr. Alan Miller will generally continue to receive for the remainder of the employment term all of the cash compensation, long-term equity incentive compensation and other benefits as if his employment or service had not terminated, and the vesting of his long-term incentive plan awards will accelerate. We may condition Mr. Alan Miller’s right to receive any severance benefits on his execution of a general release in favor of us.

Universal Health Services, Inc. 2023 Proxy Statement

Nonqualified Deferred Compensation Plan

The following table provides quantitative disclosure of the estimated payments that would be made to Mr. Alan Miller under his New Employment Agreement as of December 31, 2022, the last business day of our fiscal 2022:

	Cash Severance Payment ($)	Perquisites/ Benefits ($)	Vesting Acceleration of Previously Granted Stock Based Awards ($)(d.)	Long Term Incentive Plan Awards ($)(e.)	Total Termination Benefits ($)

Alan B. Miller

Termination by Us for “Cause”	$0	$0	$0	$0	$0

Termination Due to Mr. Alan Miller’s Disability	$520,000(a.)	$0	$23,611,517	$2,449,232	$26,580,749

Termination Due to Mr. Alan Miller’s Death	$0	$0	$23,611,517	$2,449,232	$26,060,749

Termination by Mr. Alan Miller for “Breach by the Company” or Termination by the Company Without Cause	$2,100,800(b.)	$1,891,532(c.)	$23,611,517	$2,449,232	$30,053,081

(a)	Based upon 50% (6 months) of Mr. Alan Miller’s 2023 base salary.

(b)	Assumes (i) continuation of all cash compensation through 2024 (automatic annual renewal termination date), and; (ii) annual base salary increase of 2.0% through 2024.

(c)

Assumes (i) continuation of all entitled perquisites through 2024; (ii) continuation of insurance premiums in connection with long-term disability, our 401(k) match and other charges, all of which were based upon the actual 2022 amounts. Additionally, assumes premiums due in connection with split-dollar life insurance agreements through 2024. Please see the Summary Compensation and the All Other Compensation table included herein.

(d)

Represents the intrinsic value of the accelerated stock options based upon the closing price per share of the Class B Common Stock on the NYSE on December 30, 2022 of $140.89 per share. The full grant date fair values of these awards were included in the Summary Compensation Table in the year of original grant.

(e)

Represents the intrinsic value of the accelerated performance based restricted stock units based upon the closing price per share of the Class B Common Stock on the NYSE on December 30, 2022 of $140.89 per share. The full grant date fair values of these awards were included in the Summary Compensation Table in the year of original grant.

Marc D. Miller January 1, 2021 Employment Agreement:

On December 23, 2020, we entered into an employment agreement with Marc D. Miller (“MDM Employment Agreement”) which provides for the employment of Mr. Marc Miller as Chief Executive Officer (“CEO”) for an initial term beginning January 1, 2021 and ending on January 1, 2026, subject to earlier termination in accordance with its terms, and subject to automatic annual renewal for additional one-year periods unless either party elects to terminate the terms of Mr. Marc Miller’s employment at the end of the initial term or at the end of the renewal term by giving one year’s advance written notice of such termination. On March 23, 2022, Mr. Marc Miller’s Agreement was also amended to narrow the circumstances under which Mr. Marc Miller can resign from employment with good reason and receive acceleration of future long-term incentive awards, including his Performance Based Restricted Stock Units. At all times during the term of employment, Mr. Marc Miller shall be nominated to serve as a member of the Board of Directors.

In general, Mr. Marc Miller’s long-term stock-based incentives awards granted during or before employment as CEO will become fully vested upon termination of his employment as CEO at the time such employment ends, other than by us for “cause” or voluntarily by Mr. Marc Miller before or at the end of the applicable term (under circumstances not involving a breach of the MDM Employment Agreement by us).

Universal Health Services, Inc. 2023 Proxy Statement

Nonqualified Deferred Compensation Plan

If Mr. Marc Miller’s employment is terminated for “cause”, as defined in the MDM Employment Agreement, he will be entitled to any benefits payable to or earned by Mr. Marc Miller with respect to any period of his employment or other service prior to the date of such discharge. If Mr. Marc Miller’s employment is terminated due to his disability, Mr. Marc Miller shall be paid a pro rata portion of the annual bonus which would otherwise have been payable for the year in which his employment terminates, plus an amount equal to one-half of Mr. Marc Miller’s base salary, payable in twelve equal monthly installments.

If Mr. Marc Miller’s employment or service terminates due to his death, Mr. Marc Miller’s beneficiary shall receive any salary and reimbursements that would otherwise have been payable to Mr. Marc Miller as of the date of his death, in addition to a pro rata portion of the annual bonus which would otherwise have been payable for the year of his death. Mr. Marc Miller’s beneficiary shall also receive any life insurance benefits under insurance policies maintained on Mr. Marc Miller’s life by us and for which Mr. Marc Miller had the right to designate the beneficiary.

If Mr. Marc Miller terminates his employment or other service under the MDM Employment Agreement because of a material change in the duties of his office or any other breach by us of our obligations, or in the event of the termination of Mr. Marc Miller’s employment by us without cause or otherwise in breach of the MDM Employment Agreement, subject to the terms of his Employment Agreement, Mr. Marc Miller will generally continue to receive for the remainder of his employment term all of the cash compensation, long-term equity incentive compensation and other benefits as if his employment or service had not terminated, and the vesting of his long-term incentive plan awards will accelerate. We may condition Mr. Marc Miller’s right to receive any severance benefits on his execution of a general release in favor of us.

The following table provides quantitative disclosure of the estimated payments that would be made to Mr. Marc Miller under his employment agreement as of December 31, 2022, the last business day of our fiscal 2022:

	Cash Severance Payment ($)	Perquisites/ Benefits ($)	Vesting Acceleration of Previously Granted Stock Based Awards ($)(d.)	Long Term Incentive Plan Awards ($)(e.)	Total Termination Benefits ($)

Marc D. Miller

Termination by Us for “Cause”	$0	$0	$0	$0	$0

Termination Due to Mr. Marc Miller’s Disability	$1,690,000(a.)	$0	$4,164,679	$4,657,542	$10,512,221

Termination Due to Mr. Marc Miller’s Death	$0	$0	$4,164,679	$4,657,542	$8,822,221

Termination by Mr. Marc Miller for “Breach by the Company” or Termination by the Company Without Cause	$10,344,152(b.)	$305,733(c.)	$4,164,679	$4,657,542	$19,472,106

(a)	Based upon 50% of the targeted 2023 non-equity incentive plan bonus award and 50% (6 months) of Mr. Marc Miller’s 2023 base salary.

(b)

Assumes (i) continuation of all cash compensation through 2025 (automatic annual renewal termination date); (ii) annual base salary increase of 2.0% through 2025, and; (iii) an annual bonus award equal to 150% of his estimated base salary through 2025, which assumes the achievement of the bonus opportunity target. .

(c)

Assumes (i) continuation of insurance premiums in connection with long-term disability, our 401(k) match and other charges, all of which were based upon the actual 2022 amounts, and, (ii) continuation of SERIP plan contributions.

(d)

Represents the intrinsic value of the accelerated stock options based upon the closing price per share of the Class B Common Stock on the NYSE on December 30, 2022 of $140.89 per share. The full grant date fair values of these awards were included in the Summary Compensation Table in the year of original grant.

(e)

Represents the intrinsic value of the accelerated performance based restricted stock units based upon the closing price per share of the Class B Common Stock on the NYSE on December 30, 2022 of $140.89 per share. The full grant date fair values of these awards were included in the Summary Compensation Table in the year of original grant.

Universal Health Services, Inc. 2023 Proxy Statement

Nonqualified Deferred Compensation Plan

Other Executive Officers

In addition, in the event of an involuntary termination of their respective employment by the Company without cause, Messrs. Peterson and Sim are each entitled to receive salary continuation for 12 months. Messrs. Peterson and Sim are also entitled to reimbursement of a portion of their COBRA premium for 12 months. Assuming such an involuntary termination of their respective employment had occurred as of December 31, 2022, Messrs. Peterson and Sim would be entitled to receive aggregate cash severance payments of $675,000 and $775,000, respectively, and Messrs. Peterson and Sim would have been entitled to the reimbursement of a portion of their COBRA premium aggregating to $21,403 and $21,568, respectively.

Potential Payments upon a Change of Control

Pursuant to our Third Amended and Restated 2005 Stock Incentive Plan and our 2020 Omnibus Stock and Incentive Plan, (as of December 31, 2022, all unvested awards of our named executive officers were granted under these two plans), all of our employees receive full acceleration of the vesting of any unvested award in the event that such awards are not assumed or substituted by the surviving or acquiring company following a change of control of the Company.

The intrinsic value of our named executive officers’ stock options for which vesting would have accelerated assuming a change in control of the Company in which equity awards are not assumed or substituted had occurred as of December 31, 2022, is as follows: Marc D. Miller: $4,164,680; Alan B. Miller: $23,611,517; Steve G. Filton: $2,839,566; Marvin G. Pember: $1,469,765; Matthew J. Peterson: $1,951,321 and Edward H. Sim: $0.

Additionally, the intrinsic value of our named executive officers’ performance based restricted stock units for which vesting would have accelerated assuming a change in control of the Company in which equity awards are not assumed or substituted had occurred as of December 31, 2022 is as follows: Marc D. Miller: $4,657,542; Alan B. Miller: $2,449,232; Steve G. Filton: $1,185,448; Marvin G. Pember: $0; Matthew J. Peterson: $973,832, and; Edward H. Sim: $0.

Such intrinsic values of the accelerated stock options and accelerated restricted stock units were calculated based upon the closing price per share of our common stock on December 30, 2022 of $140.89 as reported on the NYSE. Vesting acceleration of stock option awards and restricted stock unit awards, if such equity awards are not assumed or substituted, is the only benefit provided to our named executive officers in the event of a change of control. In the event of a termination of employment following a change in control of the Company, the named executive officers may be entitled to payments and benefits as described above under “Potential Payments Upon Termination”.

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Mr. Marc D. Miller, the current Chief Executive Office and President.

As is permitted under the SEC rules, we reasonably determined our median employee by using the greater of total annual W-2 wages of employees both in the U.S. and the U.K. who were employed as of December 31, 2022 (excluding Mr. Marc Miller) or calculated annualized pay for those who commenced work during 2022 or were on a leave of absence. The employee population consisted of our full-time, part-time and temporary employees. The inclusion of part-time and temporary employees reduces the median of the annual total compensation for the overall group of our employees. Due to the amount of turnover and job status changes that exist in the healthcare industry, we recalculated the median employee in 2022 and determined that person’s total compensation was $49,369. The ratio of CEO pay to median worker pay is 221:1.

The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Universal Health Services, Inc. 2023 Proxy Statement

PAY VERSUS PERFORMANCE TABLE
The following section was prepared in accordance with Item 402(v) of the SEC’s Regulation
S-K.
The following table provides additional compensation information for the past three fiscal years for our Chief Executive Officer (“CEO”) and our non-CEO
Named Executive Officers (“Other NEOs”), as well as total
sha
reholder return, net income attributable to UHS, Inc. and adjusted earnings per share, diluted performance results for our fiscal years ending in 2022, 2021 and 2020:

Year	Summary Compensation Table Total for CEO (1)	Compensation Actually Paid to CEO (2)	Summary Compensation Table Total for CEO 2 (1)	Compensation Actually Paid to CEO 2 (2)	Average Summary Compensation Table Total for other NEOs (1)	Average Compensation Actually Paid for other NEOs (1)(2)	Value of initial fixed $100 investment based on:		Net Income attributable to UHS ($ in thousands)	Economic Adjusted Earnings per share, diluted (4)
							Total Shareholder Return (3)	Peer Group Total Shareholder Return (3)

2022	$—	$—	$10,919,976	$13,476,236	$3,270,794	$5,112,238	$100	$167	$675,609	$9.88

2021	$—	$—	$14,020,942	$9,784,532	$6,684,372	$995,897	$91	$181	$991,590	$11.82

2020	$13,246,214	$47,969,126	$—	$—	$1,825,611	$6,273,018	$96	$114	$943,953	$11.12

(1)	Named executive officers included in the above compensation columns reflect the following:

Year	CEO	Non-CEO NEOs

2022	Marc D. Miller	Alan B. Miller, Filton, Pember, Peterson, Sim

2021	Marc D. Miller	Alan B. Miller, Filton, Pember, Peterson

2020	Alan B. Miller	Marc D. Miller, Filton, Pember, Peterson

(2)
SEC rules require certain adjustment be made to the Summary Compensation Table (“SCT”) totals to determine “Compensation Actually Paid” (“CAP”) as reported in the Pay Versus Performance Table. CAP does not necessarily represent cash and/or equity value transferred to the applicable NEO without restriction, but rather is a value calculated under applicable SEC rules. In general, CAP is calculated as the total compensation from the SCT, adjusted to include, among other things, the fair market value of equity awards as of December 31 of the applicable year or, if earlier, the vesting date (rather than the grant date). No adjustment is made for dividends or other earnings, since dividends are factored into the fair value of the award.

The following tables detail these adjustments:

Fiscal Year	Executives	SCT (a)	Grant Date Value of New Awards (b)	Year End Value of New Awards (i)	Change in Value of Unvested Prior Awards (ii)	Change in Value of Vested Prior Awards (iii)	Change in Value of Awards that Failed to Meet Vesting Conditions (iv)	Total Equity CAP (c) = (i) + (ii) + (iii) + (iv)	CAP (d) = (a) - (b) + (c)

2022	CEO 1	$0	$0	$0	$0	$0	$0	$0	$0

2022	CEO 2	$10,919,976	$9,508,078	$9,680,126	$430,267	$1,953,945	$0	$12,064,338	$13,476,236

2022	Non-CEO NEOs	$3,270,794	$2,342,607	$1,915,653	$865,575	$1,920,853	$(518,031)	$4,184,050	$5,112,238

2021	CEO 1	$0	$0	$0	$0	$0	$0	$0	$0

2021	CEO 2	$14,020,942	$10,104,427	$8,545,032	$(2,230,851)	$(446,165)	$0	$5,868,017	$9,784,532

2021	Non-CEO NEOs	$6,684,372	$4,794,552	$4,054,620	$(4,194,869)	$(753,674)	$0	$(893,923)	$995,897

2020	CEO 1	$13,246,214	$9,603,667	$48,125,827	$9,138,224	$(12,937,472)	$0	$44,326,579	$47,969,126

2020	CEO 2	$0	$0	$0	$0	$0	$0	$0	$0

2020	Non-CEO NEOs	$1,825,611	$1,057,222	$5,664,134	$1,053,709	$(1,213,213)	$0	$5,504,630	$6,273,018

(3)
Total Shareholder Return (“TSR”) is determined based upon the value of an initial fixed investment of $100. The TSR peer group consists of the industry line peer group reflected in our 2022 Annual Report on Form
10-K
pursuant to Item 201(e) of Regulation
S-K.
The companies in the peer group are as follows: Arcadia Healthcare Company, Inc., Community Health Systems, Inc., HCA Healthcare, Inc., and Tenet Healthcare Corporation. Each year reflects the cumulative total return assuming $100 invested on December 31, 2019 in our common stock and in the our peer group, including subsequent reinvestment of dividends.

Universal Health Services, Inc. 2023 Proxy Statement

Table of Contents
Pay Versus Performance Table

(4)
Adjusted earnings per share, diluted, was selected by the Company as the Company-Selected Measure (“CSM”). It is a
non-Generally
Accepted Accounting Principles (“GAAP”) financial measure. A reconciliation of adjusted earnings per share, diluted, to the most directly comparable financial measure calculated in accordance with GAAP is included in the Company’s Form
8-K
filed with the SEC on February 27, 2023.

Changes in pension values for each of the named executives in 2022, 2021 and 2020 pursuant to the Executive Retirement Income Plan or the Supplemental Executive Retirement Income Plan, as described herein, are considered service costs. No equity awards of the named executives were granted and vest in the same year for 2022, 2021 and 2020.
Measures that were most important to the last fiscal year
The following performance measures reflect the Company’s most important performance measures in effect for 2022, as further described and defined in the Compensation Discussion and Analysis:

•	Adjusted earnings per share, diluted

•	Income before income taxes for each of the acute care and behavioral health division

•	Return on capital
As described in our “Compensation Discussion and Analysis”, the Compensation Committee bases the compensation decisions with respect to the named executive officers on an evaluation of one or more of objective business criteria, including the performance measures listed above. The importance of adjusted earnings per share, diluted, and return on capital is reflected in our use of these measures when setting performance standards applicable to the annual incentive compensation for our named executive officers pursuant to the 2022 Executive Incentive Plan. Performance-based restricted stock units awarded to each of our named executive officers will be earned based upon the achievement of a pre-established
specified range of target levels based on the three-year growth in our earnings before interest, taxes, depreciation and amortization, and the impacts of other income/expense and net income attributable to noncontrolling interests. Our compensation philosophy of aligning pay strongly with performance is grounded in best practices that are regulatory compliant, financially sound and provide long-term value to stockholders.
Analysis of the Information Presented in the Pay Versus Performance Table
The following charts show the relationship between the Company’s cumulative three-year TSR and that of the industry line peer group reflected in our 2022 Annual Report on Form

10-K

pursuant to Item 201(e) of Regulation

S-K,

as well as the relationships between CAP and the required financial performance measures in the Pay Versus Performance table above – Company TSR, net income and the Company-selected measure of adjusted earnings per share, diluted.

Universal Health Services, Inc. 2023 Proxy Statement

Table of Contents
Pay Versus Performance Table

Universal Health Services, Inc. 2023 Proxy Statement

DIRECTOR COMPENSATION

2022 Director Compensation:

The following table provides information concerning the compensation of our non-employee Directors for 2022.

Name	Fees Earned or Paid in Cash ($)	Grant Date Fair Value Stock Awards(1.) ($)	Grant Date Fair Value Option Awards(2.) ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)

Nina Chen-Langenmayr	$27,945	$132,969	$0	$0	$0	$160,914

Lawrence S. Gibbs	$127,142	$200,054	$0	$0	$0	$327,196

Eileen C. McDonnell	$131,521	$200,054	$0	$0	$0	$331,575

Warren J. Nimetz	$92,137	$200,054	$0	$0	$0	$292,191

Maria R. Singer	$120,327	$200,054	$0	$0	$0	$320,381

Elliot J. Sussman, M.D.	$142,212	$200,054	$0	$0	$0	$342,266

(1)	Restricted stock units were issued as follows:

•

On May 18, 2022, 1,680 restricted stock units were issued to each of Lawrence S. Gibbs, Eileen C. McDonnell, Warren J. Nimetz, Maria R. Singer and Elliot J. Sussman, M.D., with a grant date fair value of $200,054, or $119.08 per share. These shares are scheduled to fully vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting. In connection with the resignation of Lawrence S. Gibbs from the Board of Directors, the Compensation Committee determined that Mr. Gibbs’ outstanding restricted stock unit award may continue to vest through the date of the Annual Meeting.

•

On September 21, 2022, 1,405 restricted stock units were issued to Nina Chen-Langenmayr, with a grant date fair value of $132,969, or $94.64 per share. These shares are scheduled to fully vest on the one year anniversary of the date of grant.

(2)	There were no stock option awards made to our non-employee directors during 2022.

Our non-employee directors do not participate in either of our retirement income plans or nonqualified deferred compensation plan.

As of December 31, 2022 the following equity awards were outstanding for each active director:

Name	Option Awards	Stock Awards

Nina Chen-Langenmayr	—	1,405

Lawrence S. Gibbs(1)	40,000	1,680

Eileen C. McDonnell	25,000	1,680

Warren J. Nimetz	40,000	1,680

Maria R. Singer	20,000	1,680

Elliot J. Sussman, M.D.	27,500	1,680

(1)

In connection with the resignation of Lawrence S. Gibbs from the Board of Directors, the Compensation Committee determined that Mr. Gibbs’ outstanding option awards with respect to 17,500 shares that would have terminated on the date of his resignation may continue to be exercisable through the date of the Annual Meeting and that Mr. Gibbs’ outstanding restricted stock unit award may continue to vest through the date of the Annual Meeting.

2022 Cash Compensation:

As discussed below, effective March 23, 2022, all non-employee directors received a pro rata annual retainer of $100,000 for service on the Board of Directors.

Universal Health Services, Inc. 2023 Proxy Statement

Director Compensation

Additionally:

•	Eileen C. McDonnell, Chairperson of the Audit Committee, received a pro rata annual retainer of $25,000 for her services in that capacity.

•	Lawrence S. Gibbs, Maria R. Singer and Elliott J. Sussman, M.D., as members of the Audit Committee, each received a pro rata annual retainer of $12,500 for services in that capacity.

•	Eileen C. McDonnell, Chairperson of the Compensation Committee, received a pro rata annual retainer of $15,000 for her services in that capacity.

•	Lawrence S. Gibbs and Elliot J. Sussman, M.D., as members of the Compensation Committee, each received a pro rata annual retainer of $7,500.

•

Elliot J. Sussman, M.D., Chairman of the Nominating and Governance Committee, received a pro rata annual retainer of $10,000 for his services in that capacity; as well as a pro-rata annual retainer fee of $22,500 for his services as Chairman of the Quality and Compliance Committee.

•

Lawrence S. Gibbs and Maria R. Singer, as members of both the Nominating and Governance Committee and the Quality and Compliance Committee, each received pro rata annual retainers of $5,000 and $11,250, respectively, for their services in those capacities.

As discussed below, prior to March 23, 2022, each non-employee director was paid a $1,000 meeting fee for participation in each committee meeting in excess of 30 minutes. No meeting fees were paid after March 23, 2022. Committee meeting fees paid through March 23, 2022 were as follows: Lawrence S. Gibbs and Elliot J. Sussman, M.D. were each paid $6,000, and; Maria R. Singer and Eileen C. McDonnell were each paid $5,000.

2022 Restricted Stock Units:

On May 18, 2022, all active non-employee directors on that date received 1,680 restricted stock units of our Class B Common Stock. The restricted stock units had a grant date value of $200,054 or $119.08 per share. These restricted stock units were granted under our 2020 Omnibus Stock and Incentive Plan. The restricted stock units awarded to non-employee directors on May 18, 2022 will fully vest on the earlier of the on-year anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting.

On September 21, 2022, Nina Chen-Langenmayr was appointed to the UHS Board of Directors and was awarded 1,405 restricted stock units of our Class B Common Stock with a grant date value of $132,969 or $94.64 per share. These restricted stock units are scheduled to fully vest on the one-year anniversary of the date of grant.

Changes to Director Compensation:

On March 23, 2022, in connection with its annual evaluation of our non-employee director compensation program, the Compensation Committee recommended, and our Board of Directors approved, changes to various elements of compensation for the non-employee members of our Board of Directors.

Below is a general summary of those changes, as compared to 2021:

•	Decrease in equity compensation, with accompanying increase in cash compensation.

•	Shift from denominating equity awards as a fixed number of shares to a fixed dollar amount.

•	Elimination of all committee meeting fees.

After reviewing market data prepared by FW Cook, the Compensation Committee determined that the pay mix for our non-employee director compensation program could be more closely aligned with the non-employee director pay mix at our peer group companies. For example, in 2021, our non-employee directors received 83% of total compensation in the form of equity compensation whereas equity pay of peer group non-employee directors accounted for 60% of total compensation. Conversely, the

Universal Health Services, Inc. 2023 Proxy Statement

Director Compensation

weighting of cash compensation was significantly below that of our peer group. Accordingly, our Compensation Committee determined that a decrease in equity compensation and accompanying increase in cash compensation (consisting of Board and Committee cash retainers), was warranted. Additionally, all committee meeting fees were eliminated to align with peer group practice.

The Compensation Committee also aligned with peer group practice by: (i) eliminating the use of stock options with five-year vesting and, instead, awarded restricted stock units (“RSUs”) that fully vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting, and; (ii) converting the denomination of equity grants from a fixed number of shares in 2021 (10,000 stock options awarded to each non-employee director) to a fixed dollar value beginning in 2022 (in the form of RSUs with a grant date value of approximately $200,000). Beginning with the 2022 stock-based awards, the Compensation Committee has also decided to shift the annual grant date for the non-employee directors’ awards, which were historically granted at the Board of Directors’ meeting held in March, to the Board of Directors’ meeting held in May, after the Annual Meeting of Stockholders. This timing change is being implemented to align the annual stock-based compensation award date for our non-employee directors, with the annual shareholders’ meeting at which directors are elected, which is held each May.

As compared to 2021, below is a summary of the annual cash retainers and stock-based compensation awards for our non-employee directors after giving effect to the changes implemented in 2022 (the changes to the annual cash retainers were effective as of March 24, 2022).

Annual cash retainers:	2021	2022

Board member	$65,000	$100,000

Audit Committee Chairperson	$10,000	$25,000

Quality & Compliance Committee Chairperson	$7,500	$22,500

Compensation Committee Chairperson	$5,000	$15,000

Nominating & Governance Committee Chairperson	$5,000	$10,000

Audit Committee Member	$2,500	$12,500

Quality & Compliance Committee Member	$1,500	$11,250

Compensation Committee Member	$0	$7,500

Nominating & Governance Committee Member	$0	$5,000

Meeting fees ($1,000 per Committee meeting)	(A)	$0

Annual stock-based compensation:

Grant date value of awards	$404,199	$200,054

(A)

During 2021, total combined committee meetings fees of $59,000 were paid to members of the Audit Committee, Quality & Compliance Committee, Compensation Committee and Nominating & Governance Committee for participation in committee meetings in excess of 30 minutes. Effective March 24, 2022, committee meeting fees are no longer be paid.

Universal Health Services, Inc. 2023 Proxy Statement

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Alan B. Miller serves as the Executive Chairman. Alan B. Miller also serves as the Chairman of the Board of Trustees, CEO and President of Universal Health Realty Income Trust (“UHT”), a publicly traded real estate investment trust which commenced operations in 1986. The Company acts as advisor to UHT pursuant to the terms of an annually renewable advisory agreement and also leases the real property of certain of its facilities from UHT.

UHS has agreed to make a $1 million contribution to the Miller Theater which is a non-profit theater operated by the Kimmel Center, Inc. and was named after Mr. Miller in March, 2022. The contribution, in honor of Alan B. Miller, will be made in four annual installments of $250,000 each, the first of which was made in December, 2022.

Marc D. Miller serves as our Chief Executive Officer (“CEO”), President and a member of our Board of Directors. Marc D. Miller is the son of Alan B. Miller. Marc D. Miller is a named executive officer and therefore the salary and other compensation arrangements between us and Marc D. Miller are disclosed and described throughout this Proxy Statement. Additionally, Marc D. Miller serves as a member of the Board of Trustees of UHT and also serves as a member of the Board of Directors of Premier, Inc., a healthcare performance improvement alliance which contracts with the Company pursuant to a group purchasing agreement.

Warren J. Nimetz, a member of our Board of Directors and a member of the Executive Committee and the Finance Committee, is a Partner in Norton Rose Fulbright US LLP, the law firm we use as outside corporate counsel. In 2022, we paid approximately $572,000 in legal fees to this law firm for services to the Company. This law firm also provides personal legal services to Alan B. Miller, our Executive Chairman. Mr. Nimetz is the trustee of certain trusts for the benefit of Alan B. Miller and his family.

Pursuant to our Code of Business Conduct and Corporate Standards, all employees, officers and directors of the Company and its subsidiaries are prohibited from engaging in any relationship or financial interest which is a conflict of interest with, or which interferes or has the potential to interfere with, the interests of the Company or any of its subsidiaries or facilities. In addition, all employees, officers and directors of the Company and its subsidiaries are required to disclose to our chief compliance officer any financial interest or ownership interest or any other relationship that he or she (or a member of his or her immediate family) has with customers, vendors, or competitors of the Company or any of its subsidiaries or facilities.

All employees, officers and directors of the Company and its subsidiaries are prohibited from entering into a related party transaction with the Company without the prior approval of our Chief Compliance Officer. Any request for the Company to enter into a transaction with an employee, officer or director or any of such persons’ immediate family members must first be presented to our Chief Compliance Officer for review, consideration and approval. In approving or rejecting the proposed agreement, our Chief Compliance Officer will consider the relevant facts and circumstances available and deemed relevant, including but not limited to, the risks, costs, and benefits to the Company, the terms of the transactions, the availability of other sources for comparable services or products, and, if applicable, the impact on director independence. Our Chief Compliance Officer shall only approve those agreements that, in light of known circumstances, are in or are not inconsistent with, the Company’s best interests, as determined in good faith by our Chief Compliance Officer.

Except as otherwise disclosed in this Proxy Statement, since the beginning of the Company’s last fiscal year, we have not been a party to, and we have no plans to be a party to, any transaction or series of similar transactions in which the amount involved exceeded or will exceed $120,000 and in which any employee, executive officer or director, holder of more than 5% of our voting securities, or any member of the immediate family of any of the foregoing, had or will have a direct or indirect material interest.

Please see “Corporate Governance—Director Independence” for additional information on the independence of our directors.

Universal Health Services, Inc. 2023 Proxy Statement

CORPORATE GOVERNANCE

Director Independence

Our Board of Directors has affirmatively determined that four of its seven current members (Eileen C. McDonnell, Maria R. Singer, Nina Chen-Langenmayr and Elliot J. Sussman, M.D.) are independent directors under the applicable rules and regulations of the SEC and the New York Stock Exchange listing standards.

In determining independence, the Board of Directors affirmatively determines each year whether directors have any material relationship with us. When assessing the materiality of a director’s relationship with us, the Board of Directors considers all relevant facts and circumstances, not merely from the director’s standpoint, but also from the standpoint of the persons or organizations with which the director has an affiliation. Material relationships can include commercial, banking, industrial, consulting, legal, accounting, charitable and familial relationships. The Board of Directors has concluded that no material relationship exists between us and any of our independent directors, other than each such person’s position as one of our directors.

We are eligible to be treated as a controlled company under New York Stock Exchange Rule 303A due to the fact that the family of Alan B. Miller holds more than 95% of the shares of Class A and Class C Common Stock, which is entitled to elect 80% of the entire Board of Directors and constitutes more than 50% of our aggregate voting power. New York Stock Exchange Rule 303A states that a controlled company need not have a majority of independent directors on its board or have nominating/corporate governance and compensation committees composed entirely of independent directors. We have elected to avail ourselves of a limited aspect of the Rule 303A exemption, determining that the Nominating & Governance Committee is not responsible for identifying and recommending qualified candidates for Board positions that, in accordance with our Restated Certificate of Incorporation, are to be elected by the holders of Class A and Class C Common Stock of the Company. We currently intend to have a majority of independent directors on our Board of Directors and all independent directors on our Audit Committee, Compensation Committee and Nominating & Governance Committee.

Meetings of the Board of Directors

Regular meetings of the Board of Directors are generally held every other month, while special meetings are called when necessary. Before each Board of Directors or committee meeting, directors are furnished with an agenda and background materials relating to matters to be discussed. During 2022, there were six regular meetings of the Board of Directors. All or substantially all directors participated in each of the meetings of the Board of Directors and all or substantially all of the meetings held by the respective committees on which they served, if applicable. Directors are expected to attend the Annual Meeting of Stockholders. All of our directors attended the virtual 2022 Annual Meeting of Stockholders.

Our Corporate Governance Guidelines provide that the Board of Directors shall hold, in accordance with a schedule determined by the Nominating & Governance Committee of the Board of Directors, executive sessions where non-management directors (i.e., directors who are not our officers, but who do not otherwise have to qualify as “independent directors”) meet without management participation (except as otherwise specifically requested by the non-management directors). Interested parties may communicate directly and confidentially with the presiding director or with the non-management directors of the Board of Directors as a group by writing to that person or group at Universal Health Services, Inc., c/o Secretary, Universal Corporate Center, 367 South Gulph Road, P.O. Box 61558, King of Prussia, PA 19406.

Board Leadership Structure and Board of Directors

Mr. Alan B. Miller serves as Executive Chairman of the Board. Eileen C. McDonnell serves as the Lead Independent Director and presides over the executive sessions of the non-management directors. The Company believes this structure allows all of the non-management directors to participate in the full range of the Board’s responsibilities with respect to its oversight of the Company’s management. The Board has determined that this leadership structure is appropriate given the size and complexity of the Company, the number of directors overseeing the Company and the Board’s oversight responsibilities.

Universal Health Services, Inc. 2023 Proxy Statement

Corporate Governance

The specific experience, qualifications, attributes or skills that led to the conclusion that each Director should serve as a Director of the Company, in light of the Company’s business and structure, are as follows:

Alan B. Miller: Has been a Director of the Company since 1978 and is currently Executive Chairman of the Board. Effective January 2021, Mr. Alan B. Miller stepped down as CEO, a position he has held since 1978, when he founded the Company. Prior thereto, he was President, Chairman of the Board and Chief Executive Officer of American Medicorp, Inc. Mr. Alan Miller currently serves as Chairman of the Board of Trustees, Chief Executive Officer and President of Universal Health Realty Income Trust. As a result of his many years of service, Mr. Alan B. Miller provides expertise on the hospital management industry.

Marc D. Miller: Has been a Director of the Company since 2006 and was appointed CEO in January 2021. He continues to serve as President of the Company, a position he has held since May 2009. Previously he has served in various management positions including: Senior Vice President and Co-Head of our Acute Care Division (2007-2009) and Vice President, Acute Care Division (2004-2007). Also served in various roles in our Acute Care Division since 2003 and served in other management positions at various acute care hospitals from 1999 to 2003. Additionally, Mr. Marc D. Miller serves as a member of the Board of Trustees of Universal Health Realty Income Trust and as a member of the Board of Directors of Premier, Inc. Mr. Marc D. Miller oversees all of the Company’s businesses, its operations, development and overall strategy.

Nina Chen-Langenmayr: Was appointed to the Board of Directors in September 2022. She has served as a Special Projects Consultant at The Welcoming Center in Philadelphia since 2013. Prior thereto, she served as Partner, Client Relationship Management Group at Mercer. Ms. Chen-Langenmayr, a Juris Doctor, has multiple years of experience in the human capital management and outsourcing arena, particularly in the pharmaceutical and healthcare industries. Prior to that, Ms. Chen-Langenmayr practiced law, with emphasis in the areas of employee benefits and compensation law. She is a Founding Member of the Asian Pacific American Bar Association of Pennsylvania and a member of the Forum of Executive Women. Ms. Chen-Langenmayr, an independent director, provides expertise on healthcare and human capital management.

Eileen C. McDonnell: Has been a Director of the Company since 2013. Ms. McDonnell currently serves as Chairman of the Board of The Penn Mutual Life Insurance Company. She served as Executive Chairman of Penn Mutual from January 2022 until her retirement in December 2022. She joined Penn Mutual in 2008 and previously served as Chief Executive Officer of the company until December 2021. Ms. McDonnell was also appointed to The Penn Mutual Board of Trustees in 2010. Before joining Penn Mutual, Ms. McDonnell founded ExecMPower, a strategic planning and executive coaching consultancy. Previously, she was president of New England Financial, a wholly owned subsidiary of MetLife, and senior vice president of the Guardian Life Insurance Company. From 2011 to 2021, Ms. McDonnell served on the Board of Janney Montgomery Scott LLC, a wholly owned subsidiary of Penn Mutual. Ms. McDonnell also served as a Director of the Insurance Federation of Pennsylvania and was a national advisor to VisionForward, an initiative of Drexel University College of Medicine Institute for Women’s Health and Leadership. Ms. McDonnell, an independent director, provides expertise on the insurance industry and financial matters.

Warren Nimetz: Has been a Director of the Company since January 2018. He has been a Partner at the law firm of Norton Rose Fulbright US LLP since 1987. Mr. Nimetz focuses his practice on general corporate and securities law, with special emphasis on mergers and acquisitions of public and private companies including tender offers, leveraged and other buyouts, private equity investments, joint ventures and related corporate governance issues. He also has substantial experience with all types of financing transactions, including public offerings, private placements and bank and other institutional lending and structured finance. Mr. Nimetz has special expertise in structuring and negotiating transactions involving the acquisition, financing and disposition of hospital and other health care and life science companies and properties. Mr. Nimetz provides expertise on legal matters.

Maria R. Singer: Has been a Director of the Company since March 2020. She is Chief Operating Officer, Corporate Finance at Houlihan Lokey. She previously served as Managing Director and COO of Blackstone Advisory Partners (2008 to 2015). She also served in various roles at Lehman Brothers, Inc. including Senior Vice President, Office of the Chairman and Senior Vice President, Debt Capital Markets (2002 to 2008). Ms. Singer, an independent director, provides expertise on financial and strategic advisory matters.

Elliot J. Sussman, M.D.: Has been a Director of the Company since March 2018. He is Chairman of The Villages Health. He previously served as President and Chief Executive Officer of Lehigh Valley Hospital and Health Network from 1993 through 2010.

Universal Health Services, Inc. 2023 Proxy Statement

Corporate Governance

He has been a member of the Board of Directors of Yale New Haven Health System since 2011. Dr. Sussman, an independent director, provides expertise on the management of hospitals and health systems and on health care quality and compliance matters.

The Board holds six regular meetings each year to consider and address matters involving the Company. The Board also may hold special meetings to address matters arising between regular meetings. These meetings may take place in person or by telephone. The independent directors also regularly meet in executive sessions outside the presence of management. The Board has access to legal counsel for consultation concerning any issues that may occur during or between regularly scheduled Board meetings. As discussed below, to assist the Board in performing its oversight responsibilities, the Board has established a Compensation Committee, an Audit Committee, a Nominating & Governance Committee, a Quality and Compliance Committee, an Executive Committee and a Finance Committee.

The Nominating & Governance Committee annually oversees a self-evaluation of the current Board members and those committees as the Board shall specify from time to time and reports to the Board with respect to whether the Board and its committees are functioning effectively. The full Board discusses each evaluation report to determine what, if any, actions should be taken to improve the effectiveness of the Board or any committee thereof.

The Board’s Role in Risk Oversight

Consistent with its responsibility for oversight of the Company, the Board, among other things, oversees risk management of the Company’s business affairs directly and through the committee structure that it has established. The principal risks associated with the Company are risks related to concentration of the locations of our facilities, dependence on payments from the government and other third party payers, the impact of the Coronavirus pandemic on our facilities and the markets in which they operate, cyber security, a worsening of the economic and employment conditions in the United States, uncertainties regarding health care reform, the inability to collect payments from patients, competition for patients from other hospitals and health care providers, our ability to recruit and retain quality physicians, our ability to attract and retain qualified nurses and medical support staff, compliance with extensive laws and government regulations, liabilities from claims brought against our facilities, governmental investigations, regulatory actions, whistleblower lawsuits and purported stockholder class action lawsuits, accreditation of our facilities, acquisition and integration of hospitals, state efforts to regulate the construction or expansion of health care facilities, fluctuations in our operating results, quarter to quarter earnings and other factors, significant corporate regulation as a public company, and dependence on key management personnel.

The Board’s role in the Company’s risk oversight process includes regular reports from senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, and strategic and reputational risks. The full Board (or the appropriate committee) receives these reports from management to identify and discuss such risks.

The Board periodically reviews with management its strategies, techniques, policies and procedures designed to manage these risks. Under the overall supervision of the Board, management has implemented a variety of processes, procedures and controls to address these risks.

The Board requires management to report to the full Board on a variety of matters at regular meetings of the Board and on an as-needed basis, including the performance and operations of the Company and other matters relating to risk management. The Audit Committee also receives regular reports from the Company’s independent registered public accounting firm on internal control and financial reporting matters. These reviews are conducted in conjunction with the Board’s risk oversight function and enable the Board to review and assess any material risks facing the Company. Eileen C. McDonnell, the Lead Independent Director, periodically meets with management and the Company’s independent registered public accounting firm to review and discuss the activities of the Company and to provide direction with respect thereto.

Policy on Hedging Transactions

The Company has a policy that prohibits employees and directors from engaging in any hedging transaction that would result in lack of exposure to the full risks of stock ownership. Prohibited hedging transactions include, but are not limited to, collars, forward sale contracts, trading in publicly-traded options, puts, calls or other derivative instruments related to our common stock or debt.

Universal Health Services, Inc. 2023 Proxy Statement

Corporate Governance

Stockholder Communications

Stockholders who wish to send communications to the Board of Directors or an individual director should address such communications to Universal Health Services, Inc., c/o Secretary, Universal Corporate Center, 367 South Gulph Road, P.O. Box 61558, King of Prussia, PA 19406. The Secretary will forward such communications to the Board of Directors or the specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding such communication.

Committees of the Board of Directors

The Compensation Committee, the Audit Committee, the Nominating & Governance Committee, the Quality and Compliance Committee, the Executive Committee and the Finance Committee are the standing committees of the Board of Directors. A current copy of our Corporate Governance Guidelines, Code of Business Conduct and Corporate Standards, Code of Ethics for Senior Financial Officers, Compensation Committee Charter, Nominating & Governance Committee Charter and Audit Committee Charter are available free of charge on our website at www.uhs.com. Copies of these documents also are available in print free of charge to any stockholder who requests them. We intend to satisfy the disclosure requirements under Item 5.05 of Form 8-K relating to amendments to or waivers of any provision of our Code of Ethics for Senior Financial Officers by promptly posting the information on our website.

Audit Committee: Current members of the Audit Committee are Eileen C. McDonnell (Chairperson), Maria R. Singer and Elliot J. Sussman, M.D. No member serves on the audit committee of more than three public companies. The Audit Committee met twelve times during 2022. Lawrence S. Gibbs, who was a member of the Audit Committee during 2022, resigned from the Board of Directors effective as of March 31, 2023.

The Board of Directors has determined, in its business judgment, that each member of the Audit Committee qualifies as an “independent” director under the regulations adopted by the SEC and the New York Stock Exchange and is financially literate and that Eileen C. McDonnell qualifies as an “audit committee financial expert” under SEC regulations and has accounting or related financial management expertise.

The Audit Committee provides assistance to the Board of Directors in fulfilling its financial, compliance and quality oversight responsibility to the stockholders, potential stockholders, the investment community and others relating to the integrity of our financial statements, the financial reporting process, the systems of internal accounting and financial controls, the performance of our internal audit function and independent auditors, the independent auditors’ qualifications and independence and our compliance with legal and regulatory requirements and quality of care standards. This Committee has the authority, duties and responsibilities set forth in its Audit Committee Charter, as amended. The Audit Committee’s oversight includes review and oversight of the Company’s health care compliance program. The Audit Committee periodically reviews our data security programs, including cyber security and procedures regarding disaster recovery and critical business continuity, and reviews our programs and plans that management has established with data security compliance programs and test preparedness.

Compensation Committee: Current members of the Compensation Committee are Eileen C. McDonnell (Chairperson) and Elliot J. Sussman, M.D. Lawrence S. Gibbs, who was a member of the Compensation Committee during 2022, resigned from the Board of Directors effective as of March 31, 2023. The Board of Directors intends to designate a new committee member to replace Mr. Gibbs. The Compensation Committee met six times during 2022, four of which were during the period of January 1, 2022 through March 23, 2022 in connection with the changes implemented during 2022 to the elements of compensation for our named executive officers and members of the Board of Directors. The Board of Directors has determined, in its business judgment, that each member of the Compensation Committee qualifies as an “independent” director under the regulations adopted by the SEC and the New York Stock Exchange.

The Compensation Committee reviews and approves our goals and objectives relevant to the compensation of our Chief Executive Officer and other executive officers, evaluates their performance, determines and approves their compensation level, reviews and determines the form and amount of compensation of the non-management members of the Board of Directors, administers incentive-compensation plans and equity-based plans and approves compensation awards, among other duties and responsibilities.

Universal Health Services, Inc. 2023 Proxy Statement

Corporate Governance

The amount and mix of the compensation paid to our named executive officers and directors are evaluated on an annual basis. See the section titled “Compensation Setting Process,” in the Compensation Discussion & Analysis for an additional discussion.

The Compensation Committee has the authority to establish one or more subcommittees that shall have the responsibilities and consist of those members of the Compensation Committee as the Compensation Committee may determine from time to time. The Compensation Committee also has the sole authority to retain and terminate compensation consultants to assist it in evaluating our compensation plans, particularly those pertaining to our directors, our Executive Chairman, Chief Executive Officer and our other executive officers, and to approve the fees and other terms relating to the provision of those services. As discussed in the Compensation Discussion and Analysis, certain elements of Messrs. Alan Miller’s and Marc. Miller’s compensation is determined by the terms of their employment agreements.

Nominating & Governance Committee: The current members of the Nominating & Governance Committee are Elliot J. Sussman, M.D., (Chairman) and Maria R. Singer. Lawrence S. Gibbs, who was a member of the Nominating & Governance Committee during 2022, resigned from the Board of Directors effective as of March 31, 2023. The Board of Directors intends to designate a new committee member to replace Mr. Gibbs. This Committee met three times during 2022. The Board of Directors has determined, in its business judgment, that each member of the Nominating & Governance Committee qualifies as an “independent” director under the regulations adopted by the SEC and the New York Stock Exchange.

The Nominating & Governance Committee was established, with respect to those directors who are to be elected by the holders of Class B and Class D Common Stock of the Company in accordance with the our Restated Certificate of Incorporation, for the purpose of: (i) assisting the Board of Directors by identifying individuals who are qualified to become directors, consistent with the criteria approved by the Board of Directors; (ii) recommending to the Board of Directors Class B and D director nominees for the next annual meeting of stockholders at which a Class B and D director is to be elected; (iii) developing and recommending to the Board of Directors a set of corporate governance principals in the form of our corporate governance guidelines; (iv) leading and overseeing the Board of Directors in its annual review of the performance of the Board of Directors and our management, and; (v) recommending to the Board of Directors director nominees for each committee of the Board of Directors. The Nominating & Governance Committee provides such assistance in identifying and recommending Class A and Class C Common Stock director nominees as may be requested by the entire Board of Directors. The Nominating & Governance Committee adopted our Corporate Governance Guidelines.

In light of the concentration of approximately 90% of the voting power of our Class A and Class C Common Stock in a single individual and related entities, and in accordance with the “Controlled Companies” exemption set forth in Section 303A of the New York Stock Exchange Listed Company Manual, the Nominating & Governance Committee is not responsible for identifying and recommending qualified candidates for directors that, in accordance with our Restated Certificate of Incorporation, are to be elected by the holders of Class A and Class C Common Stock. The Nominating & Governance Committee shall, however, provide such assistance in identifying and recommending Class A and C Director nominees as may be requested by the entire Board of Directors.

The Nominating & Governance Committee will consider Class B and D director nominees recommended by stockholders. Under our Restated Certificate of Incorporation, the number of directors to be elected by the Class B and D Common stockholders is limited to 20% of the entire Board of Directors, or a maximum of two directors. Stockholders who wish to recommend a nominee for the Nominating & Governance Committee’s consideration may do so by submitting the individual’s name and qualifications to the Nominating & Governance Committee c/o Secretary, Universal Corporate Center, 367 South Gulph Road, P.O. Box 61558, King of Prussia, PA 19406. Recommendations must be received by the Nominating & Governance Committee no later than the date by which stockholder proposals for presentation at the next Annual Meeting must be received and should include the information required by our Amended and Restated Bylaws and any other information regarding the director nomination required by the Exchange Act, and the rules and regulations promulgated thereunder, including Rule 14a-19 of the Exchange Act. Please see the Questions and Answers section of this Proxy Statement. Recommended nominees will only be considered if there is a vacancy or if the Board of Directors decides to increase the number of directors.

The Nominating & Governance Committee identifies and evaluates committee-recommended Class B and D director nominees considering, among other factors, the following minimum qualifications: the individual’s integrity, experience, education, expertise, independence and any other factors that the Board of Directors and the Nominating & Governance Committee deem would

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enhance the effectiveness of the Board of Directors and our governance. The Nominating & Governance Committee seeks persons who have achieved prominence in their fields and who possess significant experience in areas of importance to the Company. Additionally, strong analytical skills, independence, energy, forthrightness and integrity are desired characteristics that the Nominating & Governance Committee seeks in potential candidates. We do not have a formal policy with regard to the consideration of diversity in identifying director nominees. However, the Board of Directors believes that it is essential that its members represent diverse viewpoints, with a broad array of experiences, professions, skills, geographic representation and backgrounds, including diversity of gender and race that, when considered as a group, provide a sufficient mix of perspectives to allow the Board of Directors to best fulfill its responsibilities to the long-term interests of our stockholders. The Board has refreshed Board composition by replacing 60% of the non-management members of the Board within the last five years. The Board has three female members, one of whom, Eileen McDonnell serves as lead director and one of whom is a member of an underrepresented minority group.

Quality and Compliance Committee: The current members of the Quality and Compliance Committee are Elliot J. Sussman, M.D. (Chairman), Nina Chen-Langenmayr and Maria R. Singer. Lawrence S. Gibbs, who was a member of the Quality and Compliance Committee during 2022, resigned from the Board of Directors effective as of March 31, 2023. The Quality and Compliance Committee has the responsibility of assisting the Board in fulfilling its oversight responsibilities concerning review of our policies and procedures relating to healthcare-related regulatory and compliance issues and the delivery of quality medical care to patients. The Quality and Compliance Committee met four times during 2022.

Executive Committee: The current members of the Executive Committee are Alan B. Miller (Chairman), Marc D. Miller, Eileen C. McDonnell and Warren J. Nimetz. The Executive Committee has the responsibility, between meetings of the Board of Directors, to advise and aid our officers in all matters concerning the management of the business and, while the Board of Directors is not in session, has the power and authority of the Board of Directors to the fullest extent permitted under law. The Executive Committee did not meet in 2022.

Finance Committee: The current members of the Finance Committee are Alan B. Miller (Chairman), Marc D. Miller, Warren J. Nimetz and Maria R. Singer. The Finance Committee is responsible for reviewing our overall long-term financial planning. The Finance Committee did not meet during 2022.

ENVIRONMENTAL, SOCIAL AND GOVERNANCE

Our commitment toward improving society in a meaningful way

Since acquiring its first hospital in 1979, UHS has been strongly committed to treating patients and staff members with utmost respect. We are proud of our reputation as a trusted healthcare provider and a valued partner in each of our local communities.

In 2022, UHS enhanced transparency regarding our long-standing procedures and processes that underscore our environmental, social and governance (“ESG”) commitments, processes and best practices to address areas needing improvement, and increased our focus on the development and execution of new initiatives supporting patients, employees and communities.

We organized our ESG working group, including a multi-disciplinary team of senior executives, named a Corporate ESG Director and identified key areas of focus for the coming year. Historically, reporting, and consequently oversight, of certain ESG-related efforts has been addressed independently across four Board Committees. As of 2021, we have been reporting on our overall ESG initiative to the Board of Directors.

OUR PRINCIPLES

We stand for excellence, each and every day, at each and every encounter.

Our Principles set a high bar and reflect our purpose.

1.	We Provide Superior Quality Patient Care
2.	We Value Each Member of Our Team and All Their Good Work
3.	We Are Committed to Being a Highly Ethical Healthcare Provider
4.	We Are Devoted to Serving Our Local Community

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Corporate Recognition

UHS’ commitment to excellence is reflected in its long-standing record of achievement including our multiple appearances on Fortune 500, Fortune’s World’s Most Admired Companies list, Philadelphia Business Journal’s Largest Healthcare Systems and Hospitals in the Philadelphia Region, and Largest Public Companies in the Philadelphia Area lists.

In 2022, we were proud to announce that our President and CEO, Marc D. Miller, was recognized by Modern Healthcare as one of the 100 Most Influential People in Healthcare for his leadership and impact on the industry.

OUR INVESTMENT IN A SUSTAINABLE ENVIRONMENT

UHS recognizes its responsibility to implement environmentally sustainable practices and is committed to complying with applicable legal and regulatory environmental standards to protect patients, visitors, staff and communities. Our environmental stewardship includes, but is not limited to, following best practices when managing our energy usage, construction and design of new build and/or major renovations and disposing of waste.

Energy Efficiency Progress

Our Centralized Utility Billing Management System monitors energy usage across our U.S. operations. By streamlining data collection and reporting, we can identify and act on inefficiencies faster and more easily. The platform alerts us to any significant deviation from average energy costs. Now with full-year baseline data in place, we can monitor usage year-to-year and investigate any discrepancies as well.

Our Acute Care facilities monitor the efficiencies of their heating, ventilation and air conditioning (“HVAC”) component operations through use of an automatic fault detection and diagnostics platform. Reports, generated either monthly or quarterly, flag deviations from optimal operations, especially for those facilities equipped with Retro-Commissioning and Monitoring- Based Commissioning.

In 2022, UHS earmarked an additional $1.18 million to retrofit California-area hospitals with higher-efficiency, LED lighting certified by ENERGY STAR® or DesignLights Consortium. While these upgrades were not yet completed at year’s end, the project’s projected annual savings amount to nearly $290,000 and 2.2 million kWh or 950 metric tons of carbon dioxide (CO2) equivalent.

Also in 2022, UHS spent an additional $680,000 toward Retro-Commission (RCx) and Monitoring- Based Commission (MBCx) HVAC systems at select Acute Care facilities. All told, between 2017-2022, our RCx/MBCx initiative upgraded 14 facilities, resulting in an overall savings of $2.14 million, 19.3 million kWh and nearly 970,000 therms.

During the year, UHS also committed more than $572,000 to provide Automatic Fault Detection and Diagnostics systems to Acute Care facilities over a five-year span. By the end of the year, the AFDD Platform was operational at 16 facilities; installation at an additional seven facilities is expected to be completed in 2023. This upgrade will not only proactively avoid mechanical failures but also ensure optimal operation efficiencies of the HVAC systems.

Certifications and Registrations

UHS made significant progress in its pursuit of U.S. Environmental Protection Agency’s (“EPA”) ENERGY STAR® certifications. As of February 2023, 15 UHS Acute Care facilities had earned this designation, up from two in 2021. ENERGY STAR® certified buildings and plants are verified to perform in the top 25% of buildings nationwide, based on weather-normalized source energy use that considers the occupancy, hours of operation and other key metrics.

Newly certified facilities include Desert View Hospital, Doctors Hospital of Laredo, Northern Nevada Medical Center, Northwest Texas Healthcare System, South Texas Health System McAllen, St. Mary’s Regional Medical Center, Valley Health Specialty Hospital, an extension of Spring Valley Hospital as well as six others within The Valley Health System.

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Green Building Construction

Despite the challenges of pandemic-related materials availability issues, UHS continues to set high environmental standards. Our construction and design of new builds or major renovations must comply with federal, state and local energy efficiency standards and energy codes. Additionally, we require that the project’s ENERGY STAR® Score Rating meets or exceeds 90.

Lastly, any new construction or major renovation project $20 million or higher will be assessed for Green Building Initiatives’ Green Globes® or U.S. Green Building Council’s LEED certification.

As of February 2023, six UHS Acute Care facilities have Green Globes® certifications, including Northern Nevada Sierra Medical Center. Our West Henderson Hospital (currently under construction) is registered, requiring us to file for certification within four years. Spring Valley Hospital Medical Center in Las Vegas became a member of Practice Green Health. Our Cedar Hill Regional Medical Center GW Health (currently under construction) in Washington, D.C. will have solar panels on its garage that will provide energy assistance to over 200 households in the adjacent community.

Healthier Work Environments

Coordinated efforts across multiple departments, including Environmental Services and Supply Chain, ensure our work environments, products and services are safe and sustainable for staff, patients and visitors. Despite post-pandemic disruptions to manufacturing and transportation, the teams’ focus on providing healthier environments for all stakeholders remained steadfast.

Investing in Clean Environments

We continue to use Green Seal and GREENGUARD chemicals to maintain safe and clean environments for employees and visitors. In 2022, we expanded the use of Green Seal certified products to include additional products, such as floor pads and dusting sheets.

Manatee Memorial Hospital and Northwest Texas Healthcare System earned the AORN GO Clear Award—Gold.™ AORN recognizes operating rooms that present a smoke-free environment for staff and patient safety. The goal is to have all UHS Operating Rooms achieve this award by the end of 2024.

Our contractors are required to track and report the percentage of demolition and construction waste recycled. We are pleased to highlight summaries of waste savings and/or diversions from a couple of our recent projects.

Whether it is a new build or major reconstruction or expansion, our projects are designed to incorporate environmentally friendly materials and processes, from its energy conscious design through demolition and waste removals.

South Texas Health System Edinburg Edinburg, TX (151,810 sq. ft. of new construction and 20,565 sq. ft. of renovation).

During 2022, South Texas Health System Edinburg completed the construction of a new five-story patient tower, which doubled the facility’s overall size. The first floor of the tower is now the new and expanded Emergency Department.

During these projects:

•	Three 94%-efficient heating water condensing boilers were installed in the new tower to serve all of the hydronic heating water for the heating and air system.

•	Nearly 220 energy-efficient light fixtures replaced older fixtures.

•	Higher efficiency refrigerators/freezers were installed in the newly renovated Dietary section.

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River Vista Behavioral Health Madera, CA (~80,000 sq. ft. of new construction).

This new facility is expected to open in April 2023. Between February 2022 and January 2023, the teams achieved high diversion rates.

•	Nearly 390 tons of materials were diverted, for an overall diversion rate of 92.37%.

•	Clean/unpainted drywall and metal combined to account for 65% of materials diverted, followed by clean wood (13%), mixed recyclable (8%) and waste (trash) (8%).

Responsible Waste and Pollution Management

While multiple initiatives have long been in place to support the responsible disposal of pollution and waste, in 2022, we began framing a comprehensive waste management and recycling program. The program will be based, in part, on waste management studies recently conducted at Valley Health System hospitals in Las Vegas. We expect to roll out this comprehensive waste management program across our U.S. operations in the near future.

In the meantime, our facilities continued to participate in trainings and initiatives focused on the proper disposal of waste that resulted in effective reductions of CO2 emissions and/or increased in recycled/reused materials. In 2022, these included:

•

Facilities conducted annual waste training to support our initiative for disposing waste responsibly. Data on waste streams were collected monthly and reported through the individual hospital’s Environment of Care committees to identify opportunities to reduce non-recycled material and increase recycled material. In 2022, this initiative documented 12.5 million pounds of recycled material.

•

Participation in our reusable sharps container program mitigated more than 1.3 million pounds of greenhouse gases (compared to single-use containers). This is equivalent to CO2 emissions from 69,307 gallons of gasoline consumed and the preservation of 740 acres of forest.

Also in 2022, new initiatives were launched, including a food waste pilot study at The George Washington University Hospital (GW Hospital). The study evaluated the cause of waste, areas of where waste was produced, the service period/area, food type wasted and weight of what was wasted. Based on this data, we were able to make meaningful process changes. We will have the program implemented in all Acute Care facilities by April 2023 with a Year One goal of waste accounting for 4% or less of our total spend. By wasting less, we will conserve valuable resources such as energy, water and land.

Further, facilities conducted and documented weekly inspections of Central Accumulation Areas where waste covered under the Resource Conservation and Recovery Act was stored for pickup from our approved vendor. These inspections ensured proper waste segregation, packaging and labeling, as well as a safe and secure physical environment satisfying requirements from the EPA and Department of Health.

Environmental Service operations also trained staff on proper waste handling, which included transportation of waste within the facility. This training satisfies an annual Department of Transportation requirement for handling and storing waste.

Staff was also supported by a new Hazardous Materials and Waste Program playbook developed by the Environmental Risk and Emergency Management (“EM”) team to provide educational and programmatic assistance for the Hazardous Materials Management Program at the facility level. This valuable resource educated Acute Care and Behavioral Health staff on key topics, such as labeling of receptacles and containers as well as storage area and inspection requirements. The playbook also shared tools, templates for procedures/plans and best practices to ensure a safe and compliant program.

The EM team also revised the facilities’ HazMat Dashboard to ensure ongoing waste stream segregation compliance. Training on the updated dashboard was provided for both the Acute Care and Behavioral Health Division staff.

Reprocessing and Waste Diversion

In 2022, 28 of our Acute Care facilities and two surgery centers utilized two FDA-approved third-party manufacturers, Stryker Sustainability and Innovative Health, for reprocessing of their respective, approved medical devices. Combined, these vendors helped our UHS facilities divert nearly 37,000 pounds of waste from landfills.

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By purchasing reprocessed electrophysiology devices from Innovative Health, five Acute Care facilities mitigated 827 pounds of CO2 emissions in 2022. Further, through participation in Stryker’s Products for the Planet program, 513 trees were planted in National Forests on behalf of UHS reprocessing efforts.

In addition to reprocessing of medical devices, UHS Acute Care facilities partnered with manufacturers who collect their own manufactured devices, disassemble them and then recycle the individual components.

End-of-life computer equipment underwent required security measures and then were recycled exclusively through a vendor-managed program.

Conservation of Natural Resources

The System Water Management Team (“WMT”) includes Facilities Operations, Infection Prevention, Environmental Services and Risk Management and oversees all aspects of potable and utility water processes. Each hospital site, as well as the identified outpatient clinics, have a site WMT that manages its water systems and evaluates the necessary hazard control and validation data to ensure the systems are maintained at the highest degree of safety. We maintain supporting documents that are compliant with a HACCP-based Water Management Program (“WMP”), which meets the requirements of ANSI/ASHRAE Standard 188-2021 (Legionellosis: Risk Management Practices for Building Water Systems).

As part of that same standard, UHS has designed and implemented a WMP to manage the environmental aspects of water streams (e.g., domestic/potable water systems, cooling tower systems, outdoor decorative water features) for the safety of patients, visitors and employees.

Future short-term plans include developing a corporate-wide water management program, including the reduction of water consumption through initiatives such as irrigation controls.

Culinary and Nutrition

The Culinary and Nutrition Department resides as part of our Corporate Supply Chain structure and provides oversight and direction for our overall food program sourcing and contracting. In 2022, we continued our Food as Healing Fuel approach, despite the challenges presented by an unstable and inflationary marketplace.

Whenever possible, the team used Locked Order Guides to secure products with the best availability and value, but also those from sustainable sources for practical reasons. First, and foremost, we needed products to get to patients. We also needed to minimize the effects of rampant food and disposable cost inflation through Contract Compliance and Purchasing Program Maximizations. Lastly, we needed items that are sustainable for that day, as well as in the future.

Also, as post-pandemic census and visitor counts rose, so did meal production and thus our potential for recycling efforts. A survey of 68 of our Acute Care and Behavioral Health facilities found eight different categories of items are being recycled. Used fryer oil was recycled most often (75% of facilities surveyed), followed by cardboard (62%).

Our recycling initiatives in 2022 also included promoting the use of reusable items such as melamine plates, reusable but safe rubberized plastic utensils and even reusable take-out containers that can last over a year. In 2023, we expect the Behavioral Health Division’s usage of these reusable items to increase by 20%.

Notably, in 2022 our sustainable product usage increased to account for more than $3.2 million of products used by UHS kitchens. Our goal is to increase this to $4 million in 2023 and $5 million in 2024.

In the past year, the Support Services team worked with hospitals to improve access to gluten-free menu products for patients following gluten-free diets at our Acute Care facilities. Since 2021, 12 of our Acute Care facilities have attained Gluten Free Food Service certification by the Gluten Intolerance Group. This certification can only be obtained if all menu items are produced in a food production area free from cross-contact with menu items containing gluten. Our organization demonstrates its commitment to patient safety by investing time and expertise needed to master trainings and successfully pass the required audit for this initiative.

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In 2022, UHS ramped up its plant-forward menuing across Acute Care and Behavioral Health facilities. The culinary and dietary experts created numerous plant-centric recipes, such as General Tso’s Tofu, and introduced new food choices, such as gluten-free vegan menu items, to its patient and café menus. Within the Behavioral Health Division alone, the number of available plant-forward items increased 18% since the previous year. We expect to develop this initiative further to meet the increasing demand for animal-based food alternatives, but also help lower gas emissions and environmental contamination and help patients and visitors avoid high saturated fats.

Cygnet Health Care Working Toward Targets

Cygnet Health Care operates UHS’ behavioral health facilities in the United Kingdom.It takes its environmental responsibilities seriously and invested more than £2 million at sites to help tackle climate change. Their ambitious Sustainability Strategy includes:

•	Net zero carbon commitment for direct and indirect emissions by 2035

•	Net zero carbon emissions in supply chain by 2045

•	Procuring 100% of electricity from renewable sources since 2021

Recycling across Cygnet has increased from 16% in 2019 to 31% in 2022. This is due to initiatives such as the ‘right size right shape’ project, in partnership with Cygnet’s waste management provider, which monitors the recycling habits across sites and supports greater awareness.

In 2022, Cygnet Health Care completed the installation of solar panels to five of its top 22 electricity usage sites, which now accounts for approximately one-quarter of the electricity at each site. In just one site, the CO2 emissions that are avoided equate to 21,631 kg per year or 21.63 metric tons. This is equivalent to 865 trees (it takes 40-46 trees to compensate for 1 metric ton of C02). Installation of solar panels at the remaining 17 sites is expected to be completed by April 2023.

Learn more: cygnethealth.co.uk/about/environmental-social-governance-esg/

Cygnet has introduced new technology across its vehicle fleet to lower CO2 emissions, save fuel, reduce accidents and enhance the safe, comfortable transfer of patients across its U.K.-wide services.

The installation of a new tracking and driver training device in all company-owned vehicles has seen a reduction of CO2 emissions by 122 metric tons, a cost savings of more than £50k through improved fuel economy, more environmentally friendly driving styles, improved safety and a reduction in insurance claims.

OUR COMMITMENT TO SOCIAL CAUSES

Support of social causes has long been an integral part of our corporate responsibility. We continually seek opportunities to provide high-quality care to patients and their families, maintain a high level of support and respect for valued employees and strive to make a positive impact on our local communities.

High-Quality & Equitable Healthcare Services

Our facilities are designed to provide a safe and welcoming environment, with caring experts on hand to help each individual meet their specific needs.

During 2022, UHS’ Acute Care and Behavioral Health Divisions worked diligently preparing necessary plans and processes to meet The Joint Commission’s industrywide Health Equity Standards that came into effect January 1, 2023. The Divisions’ respective Clinical Quality teams created guidelines for their facilities and worked with dedicated personnel to improve current patient intake forms to better identify, and improve reporting of, inequities among patients. The individual clinical teams are developing resources, in coordination with those available in our local communities, to support equitable care for patients.

Our facilities are expected to follow the new guidelines and starting in 2023, provide updates to their respective Executive Committee and Board of Directors.

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Excellence in Quality and Safety

In 2022, the Acute Care Division clinical acuity was recognized by industry groups. Most notably:

•	13 UHS Acute Care hospitals earned an “A” or “B” safety grade from The Leapfrog Group, arguably the industry’s highest safety standard.

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Emergency room at Fruitville, an extension of Lakewood Ranch Medical Center, was named a Press Ganey 2022 HX Guardian of Excellence Award®—Patient Experience winner. This accolade recognizes the facility as being in the top 5% of healthcare providers evaluated in patient experience.

•

St. Mary’s Regional Medical Center was one of 429 hospitals to earn The Centers for Medicare & Medicaid Services (CMS) Five-Star Overall Rating based on its performance across various measures of quality including safety of care, readmission rate, mortality, timely and effective care and patient experience.

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St. Mary’s Regional Medical Center and GW Hospital were recognized among America’s Best Physical Rehabilitation Centers for 2022 by Newsweek/Statista. Facilities were chosen based on a rigorous methodology that includes data from a survey of thousands of medical experts as well as key performance indicators based on the U.S. Centers for Medicare & Medicaid Services.

In 2022, the Acute Care Division celebrated a sharp decline in its maternal mortality rate and for the first time, zero maternal deaths involving hemorrhage. At 8.9 per 100,000 births, UHS’ maternal mortality rate was significantly lower than the U.S. rate of 23.9 per 100,000 as reported by the Centers for Disease Control and Prevention. Improvements can be attributed at least in part, to the 2020 launch of UHS’ Quality in Obstetrics Education Program. The program has offered UHS OB Departments increased education and patient safety programs aimed at the leading causes of maternal deaths, obstetrical hemorrhage and pregnancy-related hypertension, among others.

Within the Behavioral Health Division, the Clinical Services Department continued to collect, analyze and act on the Division’s clinical and quality outcomes. Results in 2022 found:

•	80% of patients exhibited statistically meaningful improvement on clinical outcome measures.

•	89% of patients agreed their treatment goals and needs were met.

•	84% of professional referral sources surveyed indicated a UHS facility was their “provider of choice.”

In the U.K., 82% of Cygnet Health Care facilities evaluated by regulators, including the Care Quality Commission (CQC), earned a Good or Outstanding rating.

Educational Services Exceed National Averages

UHS’ dedicated teachers, principals and support staff continued to help students excel and recover educationally with individualized strategies including tutoring, online remediation and extra mental health supports in the classroom. We are proud to report that in 2022:

•	90% of parents and guardians felt that the academic staff truly cares about their child.

•	88% were satisfied with the facility’s education program.

UHS earned high scores from the industry’s reputable accreditation agency, Cognia. In 2022, all six of our schools that underwent a Cognia accreditation engagement review exceeded the agency’s national education accreditation scores.

Hill Crest Behavioral Health’s Higdon Hill School was named a Cognia School of Distinction. The school was recognized for earning this top honor by Alabama Governor, Kay Ivey, State Superintendent, Eric Mackey, and other state and Cognia Dignitaries.

Investing to Meet High Standards

Acute Care and Behavioral Health Quality and Clinical teams focus on staff training and incorporate evidence-based clinical outcome assessment metrics to effectively track and measure our performance and optimize clinical services.

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To that end, all patient care staff within the Acute Care and Behavioral Health Divisions complete numerous trainings each year, including those related to our core tenets of quality care and safety.

In 2022, employees from both Divisions combined completed nearly 3.1 million educational courses online, including those related to patient safety, skills training, regulatory and quality. Additionally, employees completed numerous in-person trainings throughout the year based on their role as well as facility and regulatory requirements.

In addition, all Behavioral Health Division patient care staff, regardless of status or role, and select Acute Care Division patient care staff, were trained and certified in various nationally accredited or recognized behavior management techniques. Certification is to be maintained according to the standards and requirements set forth by these certifying bodies. Many UHS facilities augmented this training with their evidence-based verbal de-escalation curriculum.

UHS invests in employee surveys with the aim of improving clinical performance. Every other year, both Divisions implement surveys aimed at assessing the extent to which our facilities’ culture support patient safety and safe practices. In March 2023, our Acute Care Division will participate in its next Agency for Healthcare Research and Quality (ARHQ) Patient Safety Culture Hospital Survey.

Meanwhile, in 2022, the Behavioral Health Division’s Safety Culture survey was issued to 188 facilities; 42% of nearly 43,000 employees participated. As with the ARHQ survey, our questionnaire gained employee insight on key hospital measures such as Organizational Learning-Continuous Improvement, Reporting Patient Safety Events and Supervisor, Manager or Clinical Leader Support for Patient Safety.

The Clinical Quality teams use the results of these surveys to measure performance, identify areas for improvement and benchmark our facilities against industry averages.

The Hughes Center partnered with the Danville Otterbots for creation of a sensory room at their baseball stadium creating inclusivity for their fan base. In Spring 2022, the Otterbots unveiled the new room that includes cuddle swings, fidget boards, soft LED lights, wall-to-wall padding, different textured rugs, sound-deadening headphones, comfortable chairs, sensory-friendly fidget toys and a blackout curtain.

UHS implements a corporation-wide biannual Employee Engagement Survey to provide leadership valuable employee insights, including perceived expectations and level of preparedness:

Engaging in safe work practices is expected of me in my job:

•	4.31 Acute Care Division (a)

•	4.27 Behavioral Health Division (b)

I am adequately trained to ensure safety at work:

•	4.20 Acute Care Division (a)

•	4.08 Behavioral Health Division (b)

* Ratings based on scale of 1 (strongly disagree) to 5 (strongly agree).

(a) 20,379 respondents.

(b) 19,605 respondents.

CHARITABLE CARE

UHS continued to support our local communities through charity care and uninsured discount programs. Combined, our U.S. Acute Care facilities’ contributions for qualified patients neared $2.3 billion in 2022.

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COMMUNITY PARTNERS

UHS continued its long-standing partnership with the National Action Alliance for Suicide Prevention, helping individuals connect with support when they find themselves in crisis. Our Behavioral Health facilities champion the Action Alliance’s Zero Suicide initiative, reminding local communities that they are a resource for hope, resiliency, connectedness and recovery.

With pandemic protocols lifted, UHS was able to resume its long-standing alliance with the Philadelphia Ronald McDonald House. Led by Assistant Director of Culinary/Nutrition who designed the menu and provided ingredients, select Corporate employees prepared and served dinner to families whose children are being treated at Children’s Hospital of Philadelphia.

UHS regularly partners with several organizations that support active-duty military personnel and veterans. At this year’s annual Veteran’s Day event, Corporate employees were introduced to Alpha Bravo Canine, a local non-profit that raises, trains and donates service dogs to disabled veterans. Corporate employees participated in the annual Wreaths Across America in which they placed over 225 wreaths at cemeteries in the Philadelphia area.

The Behavioral Health Division teamed up with HMP Global’s Psychiatry & Behavioral Health Learning Network to provide employees, referring partners and other valued community partners access to educational webinars on a variety of healthcare topics. Webinars are held quarterly and provide continuing education credits to those who attend live. In 2022, the webinar series yielded over 4,700 registrations; approximately 45% of which were live participants.

Facilities often joined forces with local chapters of national organizations by sponsoring, hosting and/ or participating in their awareness- and fundraising events—and leaders from across the corporation continue to support some of our partners by serving as Committee or Board members.

Community Outreach

UHS is committed to being a valued partner with our local communities, not only as a trusted healthcare provider, but also by investing in community development projects, hosting community involvement activities and supporting local charities. Engagements include volunteer opportunities and in-kind donations, such as toy collections and food drives.

For the past two decades, UHS has contributed to state-specific educational programs to help fund student scholarships and/or provide supplemental funding to our local communities’ school districts. In 2022, we contributed more than $6 million to seven state programs.

UHS continued our work in raising awareness of the opioid crisis and acquired the license to host screenings of an 80-minute documentary, Tipping the Pain Scale. UHS held a viewing for Corporate employees and facilities hosted free screening events for their local communities.

Throughout the year, both Acute Care and Behavioral Health facilities hosted in-person and virtual events encouraging healthy lifestyles as well as connecting families and friends to important health and wellness resources. Events included free health screenings, blood drives, educational classes and informational sessions on multiple physical and mental health diseases and conditions.

Workforce Demographics

UHS is extremely proud of the teams who work together to deliver high-quality services across the United States and United Kingdom. It is their expertise, hard work, dedication and collaboration that have allowed us to achieve a great number of successes this past year and laid the groundwork for many exciting opportunities in the future.

We are committed to the principle of Equal Employment Opportunity (“EEO”) for all employees and applicants. As an EEO Employer, UHS supports and fully commits to recruitment, selection, placement, promotion and compensation of all individuals without regard to race, color, religion, age, sex (including pregnancy, gender identity, and sexual orientation), genetic information, national origin, disability status, protected veteran status or any other characteristic protected by federal, state or local laws.

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2022 Employee Engagement

We value employees and are committed to all being treated with dignity and respect. These commitments are reflective in our policies and procedures as well as the results of our 2022 Employee Engagement Survey.

Based on a rating of 1 (strongly disagree) and 5 (strongly agree), UHS earned favorable ratings in the following metrics:

•	The person I report to treats employees with respect - 4.20

•	My facility treats employees fairly regardless of age, race, sex, disability or sexual orientation - 4.09

•	The person I report to cares about my well-being - 4.12

Global Workforce

In 2022, the global workforce increased 5% to nearly 94,000 as U.S. and U.K. workforces grew 4% and 10%, respectively.

Diversity Across New Hires in U.S. and Those Promoted

In the United States, nearly 24,200 employees were hired during 2022. Further, more than 6,060 employees were promoted.

As a founding member company of Veteran Jobs Mission, UHS is committed to reducing unemployment among U.S. military veterans. We continue to honor this commitment by increasing the number of military hires year over year. In 2022, UHS hired 1,815 veterans, up 20% over the previous year’s counts for the second year in a row. Among the veterans hired during 2022, 46% were female and 56% were ethnically diverse.

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U.S. Workforce

Female employees continue to make up the majority of the workforce at UHS and its facilities. The average tenure of female employees in 2022 was in line with that of their male peers. We appreciate diversity in the workforce, which reflects the diversity of the communities we serve. Individuals who identify as white account for less than half of the workforce.

U.K. Workforce

Diversity is also shown in the makeup of the workforce in the U.K.

Diversity, Equity and Inclusion

UHS’ commitment to diversity, equity and inclusion (“DEI”) includes regularly monitoring employment practices to ensure equity, regardless of an employee’s gender, race or ethnicity and championing for inclusive behaviors through leadership example, policies and procedures, trainings and special events.

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In 2022, UHS Corporate formed a DEI taskforce, chaired by the SVP, Human Resources. Meanwhile, there are facility-based committees designed to recognize and highlight multicultural backgrounds and other DEI-focused initiatives.

The George Washington University Hospital’s (“GW”) Diversity and Inclusion Advisory Council is a multidisciplinary cross section of diverse employees, chaired by GW’s chief executive officer. Its mission includes earning the GW community’s trust; creating a culture of safety, celebration and acceptance where differences are valued; driving awareness and education on diversity, equity and inclusion; ensuring proportional representation of communities served exists within hospital committees; and developing measurable goals for the Hospital that are impactful with sustainable change.

Within the Behavioral Health Division, St. Louis Behavioral Medicine Institute (“SLBMI”) has a Diversity, Equity, Inclusion & Belonging Committee, whose mission is to “intentionally facilitate a culture of diversity, equity, inclusion and belonging, and to foster the process of continued growth through learning, identifying blind spots and implementing impactful change.” The Committee is open to all SLBMI employees and regularly disseminates DEI information to all staff. Its 2022 accomplishments included working with the facility’s Gender Affirming Program to create SLBMI’s Pronoun Policy and Procedures, updating its patient registration forms and incorporating issues of diversity in all clinical trainings.

During 2022, UHS continued to participate in the U.S. Federal work opportunity program for employers who invest in hiring individuals from certain targeted groups who consistently faced barriers to employment. In YTD September 2022, UHS screened more than 4,500 individuals for the program; all of whom were hired, including the 30% who qualified for the program.

UHS also participates in the U.S. New Market Zone and Qualified Opportunity Zone programs designed to encourage private investment and/or hiring and retention of individuals from areas identified as being in distress or rural areas that are in need of revitalization. Since January 2022, UHS completed a few projects under this program, including the construction of Granite Hills Hospital and Via Linda Behavioral Health. These facilities, which are located in these qualified locations, opened in 2022.

Cygnet Health Care’s Multicultural Network now has 105 ambassadors across the U.K. who help to promote inclusion and raise awareness of issues affecting ethnic minority staff and service users. In its second full year, the Multi-Cultural Network expanded its offering to include:

•	A new mentorship program to support ethnic minority staff with personal and professional development.

•	ID badges with the option of carrying the phonetic pronunciation of names if desired.

•	Inclusive interviews—The Network supports interviews across Cygnet to ensure fairness and equality in recruitment processes.

•	A review of mandatory equality & diversity training along with our Unconscious Bias training to ensure both are relevant to staff and services.

•	A robust action plan which was developed following Cygnet’s first Race Equality Survey.

Looking ahead, we hope to coordinate efforts and facilitate sharing of charters and best practices.

Recruitment and Retention

During the year UHS made a positive impact on employees’ intent to stay. Through internal surveys, employees indicated that they appreciate and value many of the initiatives we recently added to address the headwinds of retention including: career ladders and progression, career development, engagement during the work day and ongoing recruitment and retention strategies. By year end, we recorded a 22% decrease in Registered Nurse openings and a 31% decrease in mental health technician openings.

We also listened carefully to employee feedback and took responsive action. We strengthened our recruitment efforts, improved the overall hiring and onboarding experience, expanded the training resources employees need to do their jobs effectively and safely, facilitated more teamwork and collaboration, established new Recharge Rooms at many of our Behavioral Health facilities for staff rejuvenation, addressed burnout, expanded mentorship, launched the new Employee Assistance Program, and best of all, increased employee engagement.

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Surveys are issued to new hires after their first seven and first 30 days to solicit feedback about the hiring and onboarding process. In 2022, our overall recruitment process earned a 90% satisfaction rating. Meanwhile, 91% of individuals who responded to our candidate hiring survey (33% response rate) indicated they were satisfied or highly satisfied with the process.

Similarly, in 2022, 85% of individuals who responded to our onboarding survey (21% response rate) indicated they were satisfied or highly satisfied with the process.

Workforce Policies

UHS has a clear set of policies developed to reflect our Corporate Mission and Purpose and the high standards we have for employees. Employment policies identify resources available to staff and/or define the company’s internal process for various events (e.g., scheduled leave, performance reviews, grievance reporting). They are communicated and enforced to ensure fair and equitable treatment for all employees.

Our Background Screening Policy requires criminal, sanction and drug screening as well as education, license and employment verification prior to hire. Onboarding employees are trained on policies that reflect our corporate culture and values (e.g., Code of Conduct, Discrimination and Harassment Prevention Policy, Employee Conduct and Work Rules Policy, and Drug and Alcohol Policy).

Depending on their role, Division and employment status, employees may be required to complete training on key policies that fulfill regulatory obligations and/or promote safe and healthy work environments (e.g., HIPAA Privacy and Security Rules, Workplace Violence Prevention Policy, Grievance Reporting and Dispute Resolution Policy).

Employees have access to all policies either through their local HR department and/or internal intranet.

Employee Development and Training

In keeping with UHS’ culture of continuous improvement, training opportunities are available for all employees, regardless of level or status. These include formal instructor-led, in-person or virtual training, informal mentoring or networking opportunities, or self-administered online courses.

Training programs are designed to assist with personal and skill development, career advancement and succession planning. In addition to mandatory trainings that focus on keeping employees mindful and informed of key policies and skill sets, many are voluntary. All trainings are tailored to include potential Americans with Disabilities Act accommodations.

During Orientation, new hires learn UHS’ Mission, Vision, Principles and Values, key policies and procedures as well as available benefits and resources. The capstone course is a two-hour overview of our founding principle, Service Excellence. Time focused on its attributes—continuous improvement, employee development, ethical and fair treatment of all, teamwork, compassion and innovation in service delivery—provides new hires a deep understanding of the company’s culture. The Service Excellence Standards—treating everyone as a guest, demonstrating professionalism and excellence and practicing teamwork—are shared to help guide the desired approach to day-to-day activities.

Service Excellence Facilitator Certification Workshops are available for facility employees identified by their leadership for consistently upholding and demonstrating the UHS Service Excellence Standards. The multi-session virtual workshop develops facilitation skills, reviews best practices for how to effectively manage a learning environment and provides an in-depth explanation of the Service Excellence presentation. Certified Facilitators foster the Service Excellence culture and deliver trainings at their own facilities.

TEAM C.A.R.E., the employee enrichment experience at our UHS Corporate Offices, brings inspiring events, content and programming for health/wellness, social/ community and career enrichment. This is designed to expand our employees’ professional network, help them meet new colleagues and offer opportunities to engage in rewarding activities.

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TEAM C.A.R.E. also offers Corporate employees access to trainings or events that support professional development (i.e., UHS Toastmasters Club, Executive Speaker Series, Business Book Clubs, The Power of Professional Women’s Career Conversations and Diversity events).

In the U.K., in addition to the mandatory training requirements, Cygnet Health Care training offerings in 2022 included: Mental Health First Aid, Coaching & Mentoring, Apprenticeship Programs and “A Masterclass in Compassionate Leadership” led by Professor Michael West.

During 2022, 130 employees became certified as Service Excellence Facilitators by completing one of the 15 multi-session virtual workshops led by UHS Learning and Development Facilitators.

The Learning and Development team began branding their efforts under the “U Learn” brand in 2022. Within U Learn, there are three tracks: Invest in U, Manage U and Develop U.

Invest in U is designed to refresh, remind, and provide learning opportunities that help to enhance one’s skills and knowledge for all staff. In 2022 the courses covered topics such as business writing fundamentals, e-mail etiquette, time management and effective meeting guidelines.

The Manage U track provides leadership skills designed for supervisors and managers. The programs include Stepping Into Leadership, HR Essentials and m3 Management Development Program.

We support new supervisors across all parts of the organization through the training program “Stepping Into Leadership.” Designed for first-time supervisors, the program provides new supervisors with the foundation to:

•	Smoothly transition from an individual contributor to an effective leadership role

•	Apply strategies to build an engaged workforce and high performing team

•	Confidently engage in difficult workplace conversations

•	Resolve and de-escalate workplace conflict

•	Foster a culture of Service Excellence

In 2022, 40 Stepping Into Leadership Classes were held for a combined 700 participants, to account for over 1,000 hours of training for new supervisors.

Notably, the number of participants and training hours for our m3 program, which is designed for employees of all leadership levels, increased substantially in the last year. In 2022, 152 m3 classes were attended by 2,900 employees for a total of more than 7,200 hours of training.

The Develop U track contains specialty programs focused on employee and team development. Courses in this track include Take Charge of your Professional Development, Train to Retain: A Hiring Manager’s Toolkit for Successful On-boarding, and Everything DiSC Workplace. The Learning and Development team delivered the Acute Care Division’s Resourcing for High Quality and Safe Care, and the Behavioral Health Division’s Trauma-Informed Care programs.

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Graduate Medical Educational Programs

We have been steadily growing the UHS Graduate Medical Education Program since 2018. Its goals include developing excellence in graduate medical education and creating a reliable pipeline of newly trained doctors and pharmacists to join our network of healthcare professionals and ultimately improving access to healthcare in our valued communities.

UHS Sponsored GME Programs

In 2022, 18 UHS Sponsored Programs operated out of the following UHS Acute Care hospitals/ health systems: Aiken Regional Medical Centers, Manatee Memorial Hospital, Southwest Healthcare (Temecula Valley Hospital, Rancho Springs Hospital, Inland Valley Hospital and Corona Regional Medical Center), Texoma Medical Center, The Valley Health System (Centennial Hills Hospital, Desert Springs Hospital, Henderson Hospital, Spring Valley Hospital and Summerlin Hospital Medical Center) and Wellington Regional Medical Center.

Of our 18 UHS Sponsored Programs, 17 are accredited by the Accreditation Council of Graduate Medical Education. Further, both of our Pharmacy Residency Programs are accredited by the American Society of Health System Pharmacists.

In 2022, UHS Sponsored Programs continued to offer specialties/sub-specialties in Emergency Medicine, Family Medicine, General Surgery, Internal Medicine, Pharmacy and Transitional Year programs, while adding Cardiology, OB/GYN, Pulmonary and Sports Medicine.

In July 2022, a total of 316 residents—representing an increase of 20% over the previous year—participated in UHS Sponsored Programs.

By July 2023, the number of UHS Sponsored Programs and residents is expected to increase by 33% and 26%, respectively. This growth will be driven, at least in part, by a new program being developed by our South Texas Health System.

Academic Partnership GME Programs

In 2022, The George Washington University Hospital, Northwest Texas Healthcare System and Valley Hospital Medical Center collectively offered 50 Academic Partnership Programs. More than 590 residents and fellows participated.

Learn more: uhs.com/careers/graduate-medical-education

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Other Professional Development Programs

Across the company we offer educational and work opportunities, including internships, externships, and clinical field placement opportunities. We also continued efforts to expand the Strategic Partnerships with Nursing program with other medical technology schools.

Congratulations to the 2022 recipients of Lakewood Ranch Medical Center (“LWRMC”) Foundation’s Nursing Scholarship program. Since it was created in 2018, the Foundation has awarded 27 scholarships to those studying for associate’s, bachelor’s or master’s degrees. Eligible candidates include nursing students who reside in Manatee or Sarasota County and who are currently participating in a clinical affiliation at LWRMC, or a nurse employed by a hospital and enrolled in a graduate program leading to a Master of Science degree in nursing.

UHS also supports employees’ professional development through financial assistance programs. UHS annually earmarks approximately $1 million for its Tuition Reimbursement Program to support employees participating in degree or certification programs. Our facilities also offer student loan repayment to engage recent graduates in the workforce, as well as support the pursuit of continuing education.

For our 2022 Summer Internship Program, UHS successfully recruited and onboarded 44 interns, a 43% increase over the previous year. Interns attended two Orientation sessions, up to 13 leadership “Lunch & Learn” sessions, professional development workshops and networking events. The interns worked across five departments at our Corporate Offices: Information Services (32 interns), Supply Chain (8), Revenue Cycle (2), Design and Construction (1) and Legal (1). Of the 32 Information Services (IS) interns, 43% identified as diverse.

The program was a success. On a scale of 1-10 (10 being highest), 71% of interns rated their overall experience a score of 9 or 10, and all reported they would recommend UHS to other students for an internship. Further, of the 35 IS or Supply Chain interns expecting to graduate college between August 2022 and May 2023, we extended 16 offers, 15 of which were accepted.

Employee Benefits

UHS’ non-pay benefit program seeks to attract top talent, yet also serves to retain and support current staff. Its well-rounded “Benefits for Living Better” program addresses employees’ physical, mental, financial and professional needs.

The program is constantly being evaluated and adjusted to not only be competitive in our markets, but responsive to employee needs. Key highlights of the 2022 program included:

•	A new, more robust line of EAP Services, including Work/Life services, Legal/Financial consultations, Child and Elder Care services and Concierge assistants

•	Flexible work arrangements including compressed work week, hybrid work-from-home schedule and remote work

•	A variety of employment status options, especially among clinical staff, including part-time, per diems, on call, temporary and job sharing

Employees have access to enhanced benefits through various free events and programs, such as Mindset Spark Sessions which included two free events designed to help drive positive and intentional thinking for the benefit of mental and physical well-being, and the Fertility and Family Planning Education and Support program through Fertility IQ to help navigate family planning.

UHS Foundation for Employees

The UHS Foundation is a 501(c)(3) nonprofit entity that supports UHS employees who have been affected by hardship due to either qualified natural disasters (e.g., hurricanes, fires) or a national public health emergency (e.g., the COVID-19 pandemic). Since it was established in 2005, the UHS Foundation has raised more than $2.9 million in support of impacted employees and their families.

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Employee Engagement

On alternating years, through use of a third-party independent vendor, UHS’ Corporate Human Resources deploys either a comprehensive 50+ question Employment Engagement Survey or a brief 20-question Pulse Survey. Based on this employee feedback, UHS is able to measure performance as well as to identify and act on areas for improvement. To protect employees’ privacy, responses are kept confidential and results are shared as aggregate totals by department. Management is encouraged to share results with their staff, develop action plans for any low-performing metrics, address any concerns and solicit suggestions in the spirit of continuous improvement.

Our 2022 Employee Engagement Survey found that employees scored UHS Overall (Corporate, Acute Care, Behavioral Health and IPM collectively) highest in the categories of Job Fit, Teamwork, Safety, Management and Resiliency.

2022 Employee Engagement Survey—UHS Overall

Highest scoring items. Ratings based on scale of 1 (strongly disagree) to 5 (strongly agree). Notably, 75% of survey respondents were engaged with the company and reportedly intend to be working here in 3 years.

TEAM C.A.R.E. events are initiated based on suggestions from employees and aim to support causes and/or organizations that are aligned with UHS’ Mission and Principles.

Since 2018, TEAM C.A.R.E. has sponsored an annual golf tournament to benefit the UHS Foundation. In September 2022, the 4th uhsbenefits.ehrAnnual UHS Golf Tournament raised more than $110,000, which was matched by UHS, and donated to the UHS Foundation.

Employee Recognition and Awards

Corporate and facility leadership in the U.S. and U.K. regularly recognize employees for their dedication to the organization, and exceptional care bestowed to patients and their families through formal annual events as well as throughout the year.

The Service Excellence Award is UHS’ annual top honor bestowed to three Corporate Home Office employees for their professional, effective and efficient service to all stakeholders. This prestigious award is also given annually at the facility-level, to a deserving Acute Care facility, a Behavioral Health facility and a Behavioral Health Residential Treatment Center in the U.S.

Quality Awards are annual rewards for earning exceptional industry and patient quality and safety ratings. Typically, the award is presented to one facility in each category: Acute Care facility, Behavioral Health facility and Behavioral Health Residential Treatment Center.

The annual Chairman’s Council Award is presented to facility CEOs who meet or exceed quality goals and financial goals, earn exceptional patient satisfaction scores, and demonstrate community involvement and overall leadership. Three-time recipients of the Chairman’s Council Award are presented the Eagle Award.

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Service Anniversary certificates and gifts are presented upon Corporate employees’ milestone work anniversaries. At the Corporate Office, employees are recognized for every five years of service.

Employee recognition awards are regularly presented at the facility level for those nominated by leadership or peers for exemplary performance.

To facilitate peer-to-peer recognition, Cygnet hosts a monthly Characters of Care Award while the UHS Corporate Office has a ‘Cheers for Peers’ program. Introduced in March 2022, this program enables employees to post a note or an image on our Corporate network to acknowledge colleagues who go “above and beyond.”

Each Division has a Great (Good) Catch program to recognize staff who by early intervention, prevented either an actual or possible negative outcome. Each Behavioral Health facility contributes four Good Catches a month. They are trended and used to develop education work product for the Division. In the Acute Care Division, Great Catches are promoted at the facility level and presented at the monthly Corporate Patient Safety Council, so these learnings can be shared across the entire Division.

Our Recharge Room program is proving to be a meaningful way for Behavioral Health facilities to engage with, and show their appreciation for their staff. The number of facilities with these dedicated spaces designed to offer employees solace during their busy day, increased from 6 in 2021 to more than 50 by the end of 2022.

Employees were invited to participate in the selection of their room’s name, design and features (e.g., massage chairs, aroma stations, décor, etc.). Facilities are using surveys (via online or QR code) to measure employees’ use and reaction to room visits, including any impact on their stress levels.

Privacy and Data Security

UHS’ Privacy and Data Security team is led by the Chief Compliance and Privacy Officer and the Chief Information Security Officer, along with designated hospital-based facility Privacy and Security Officers.

The team’s mission is to preserve the confidentiality, integrity and availability of information assets in accordance with Information Security Policies for employees and patients.

To this end, the focus remains on appropriately identifying, selecting, deploying, maintaining and improving information security controls based on the National Institute of Standards and Technologies Cybersecurity Framework .

We comply with privacy and security policies, as well as several related federal and state laws, including the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) Security Rule and the Payment Card Industry requirements that govern compliant technology and processing of consumer credit card information. Our compliance with these requirements is reviewed by external parties. For example, each year a third-party firm certifies our PCI environment with attestation to our acquiring banks.

We have approximately 48 privacy and security-related policies maintained at the Corporate level and locally by U.S. facilities. Additionally, we deploy numerous technologies and engage third parties to provide intelligence services to UHS.

The UHS Information Services team evaluates information security controls on a regular basis through penetration testing, assessment and evaluations to review system effectiveness. Third-party cybersecurity firms also provide monitoring and investigation services, including regular security penetration tests and audits.

In addition to these measures, UHS invests time and resources toward training all employees. As frontline defenders in our efforts to ensure privacy and security of our information, employees participate in trainings and phishing exercises to learn how to identify possible threats. Collectively, more than 45,000 hours of employee training are conducted each year, including mandatory annual data privacy and cybersecurity training for all employees.

Beyond the people, processes and technologies, UHS also understand the Cybersecurity risks that exist among our Supply Chain vendors. To address this, UHS has a process to assess risk, evaluate and even require third-party verification of our vendors and suppliers as they engage in our contracting process.

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Ultimately, issues and events can arise. However, when they do, UHS has an Incident Response Plan and if needed, Disaster Recovery processes that are engaged to minimize impact on availability of services.

Finally, UHS also has multiple governance processes to review the health and maturity of our Cybersecurity program through regular review of key performance indicators, metrics and roadmaps to promote the use of recent technologies and manage risks.

OUR GOVERNANCE STRUCTURE

As reflected in the Board of Directors’ Corporate Governance Guidelines, UHS has a deep-rooted commitment to a system of governance that enhances corporate responsibility and accountability. From its start in 1979 as an organization of 6 employees to a nearly 94,000 employee-strong, dual-continent enterprise, this commitment remains intact today.

Board of Directors

The Company’s business is conducted by its employees, managers and officers under the oversight of the Board of Directors. The Board is elected by the Company’s stockholders in accordance with the Company’s Articles of Incorporation, to oversee management and to assure that the long-term interests of the stockholders are served.

UHS’ Board of Directors is chaired by Founder and Executive Chairman Alan B. Miller. There are currently six committees: Audit Committee, Compensation Committee, Executive Committee, Finance Committee, Nominating and Governance Committee, and Quality and Compliance Committee.

Nina Chen-Langenmayr was elected to the Board of Directors in September 2022 and appointed to UHS’ Quality and Compliance Committee, effective January 1, 2023. With the appointment of Ms. Chen-Langenmayr, the Board now has eight members; five (63%) of whom are independent, and three (38%) are female.

Ms. Chen-Langenmayr had a 13+ year tenure at Mercer, including her last role as Partner, gaining significant leadership experience in talent management, performance management, business development and benefits. She currently serves as the Special Projects Consultant for The Welcoming Center, a 501(c)(3) non-profit organization that promotes inclusive economic growth through immigrant integration.

In the U.K., a 12-member Executive Management Board provides governance to our Cygnet Health Care facilities through its Board sub-committees, which meet quarterly and have overall responsibility for the quality of care delivered across all services that Cygnet provides. They are supported by an Advisory Board; all three of its members are independent and hold non-executive positions. Twenty-five percent of the Executive Management Board and 33% of the Advisory Board are women.

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Management Evaluation and Succession

The Nominating & Governance Committees of UHS and Cygnet Health Care, respectively, evaluate the performance of the Company’s management annually and discuss this evaluation with the entire Board following the end of each fiscal year.

The Board, or a committee of the Board, oversees the Company’s management succession planning, including its policies and principles regarding the selection of and succession to the Chief Executive Officer of the Company in the event of emergency, retirement or other circumstance.

Local Governance

In the U.S., the Board of Directors at each of the Acute Care and Behavioral Health facilities have decision-making authority over financial and non-clinical operations issues. Meanwhile, Executive Leadership teams, organized Medical Staff and local governing bodies jointly oversee the day-to-day operations of these facilities, as well as our ambulatory surgery centers. Facilities’ local governing bodies also have Medical Staff oversight.

Within the Acute Care Division, the facilities’ local governing bodies are typically comprised of a team of local community members, medical staff and hospital or regional leadership. Within the Behavioral Health Division, the local governing bodies are typically represented by local and Division leadership and may include current or retired medical staff.

As with all healthcare providers, UHS facilities are subject to regular visits and inspections by federal and state regulatory agencies. All our U.S. facilities are fully accredited by widely respected, independent organizations including The Joint Commission (TJC) and the Commission on Accreditation of Rehabilitation Facilities . In the U.K., our Cygnet facilities are subject to regulatory review by the CQC, among others.

Some of our Acute Care facilities have also earned accreditations by specialized benchmarking entities (e.g., American College of Radiology, American College of Surgeons, College of American Pathologists and American College of Cardiology).

Within the UHS organization, our Acute Care and Behavioral Health Divisions each have a Division Compliance Officer as well as designated Facility Compliance Officers who oversee their respective facilities’ local compliance programs and obligations.

Similarly, the Acute Care and Behavioral Health Divisions each have Chief Medical Officers (“CMOs”) and quality designees at the divisional and regional levels, as well as at select individual facilities. CMOs determine medical strategy and provide oversight of medical staff and utilization management, while quality teams manage and oversee clinical and regulatory programs. Leadership analyzes performance metrics monthly, and shares best practices across facilities to promote quality and safety, including outcomes measurement as primary initiatives in each organization.

The Behavioral Health Division’s Admissions, Risk Management and Corporate Clinical teams’ focus is on the quality of patient care at our locations to work towards meeting, if not exceeding, the expectations.

Risk Management Measures

Each Acute Care and Behavioral Health Division’s Risk Management program is led by a Division Risk Management Director, who is supported by Senior and/or Regional Risk Managers and Facility Risk Managers. In addition, the Acute Care Division has a Medication Safety Risk Manager who focuses their efforts on safe medication use including analysis and oversight of the medication administration system. This comprehensive risk management program is also comprised of a dedicated Corporate Loss Control (Employee Injury) staff, Claims Management professionals, as well as an Environmental Risk and Emergency Management team.

UHS utilizes an Enterprise Risk Management (“ERM”) approach to mitigate loss and promote employee and patient safety. This approach comprises the traditional risk management model components of Risk Identification, Risk Analysis, Risk Control and Risk Financing as well as utilization of the ERM domains (i.e., Operational, Human Capital, Strategic, Clinical/Patient Safety, Financial, Legal/Regulatory, Technology and Hazard).

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Each of these core components is supported by dedicated teams that utilize time-tested processes, procedures and/or tools, such as risk assessments, dashboards and data analytics to meet their core objectives. This may include the collecting, reporting and analysis of data against internal or nationally available benchmarks.

While prevention of patient safety events is core to our mission of providing safe, high-quality care, adverse events do occur. Risk identification tools include The Joint Commission’s Sentinel Events Alerts, Root Cause Analysis and Failure Mode and Effects Analysis, as well as internal safety tools, such as patient safety event reports on adverse outcomes, adverse drug reactions, medication errors and patient concerns. Executive and Unit Safety rounding and patient safety surveys are also instruments used for early detection of potential adverse or unexpected patient outcomes and hazards.

To meet the Patient Safety Risk objectives, loss prevention and control methods are in place to assess high-risk clinical areas, such as new service lines. Patient Safety Newsletters, Safety Watches and Clinical Risk Alerts, as well as evaluation of the facility risk management programs, are conducted regularly with processes and procedures adapted as needed.

Our Claims process offers a systematic approach to reducing financial loss and negative community image in cases where preventative measures may have failed and an injury or other negative outcome occurs.

Decisions that affect the financial sustainability of the organization, access to capital or external financial ratings through business relationships or the timing and recognition of revenue and expenses comprise the financial focus for risk management. To ensure financial stability and solvency, risk transferring techniques are analyzed, evaluated and implemented.

During 2022, the Incident Command team responded to several emergencies due to extreme weather. In late September, when Hurricane Ian, a destructive Category 4 Atlantic hurricane was approaching, the team was activated, and our emergency preparedness protocols and processes were put into place. In the end, patients and staff of just one facility needed to be evacuated to other UHS facilities, while the remaining 26 facilities in the affected area were returned to regular operation within 24-48 hours.

Patient Safety Organizations

The Acute Care and Behavioral Health Divisions each have their own Patient Safety Organization (PSO) to govern their respective risk management process. These PSOs, which are registered with the federal government under the Agency for Healthcare Research and Quality, voluntarily report and analyze data to help facilities identify opportunities to mitigate risk, reduce patient harm and improve quality of care.

The Acute Care Division’s Corporate Patient Safety Council identifies its patient safety priorities for the year. At the local level, each facility has a Patient Safety Council that meets monthly to analyze patient safety data to ensure the appropriate processes are in place to prevent patient, employee and visitor harm and monitor the effectiveness of the process improvements put in place.

The Behavioral Health Division also has a Corporate Patient Safety Council that is chaired by the Division’s Chief Clinical Officer and is a multidisciplinary Committee comprised of key leaders and representatives from Plant Operations, Nursing, Medical, Loss Control and Risk Management. This Committee performs a robust analysis conducted on all relevant data for trends and follow-up action.

Updates on PSO initiatives from both Divisions are reported to the Board of Director’s Quality and Compliance Committee every quarter.

Employee Safety Program Support Measures

During 2022, the Environmental Risk and Emergency Management (“EM”) Team continued to diligently identify, analyze and implement risk avoidance measures to ensure a safe and secure working environment for staff, including increasing the number of trainings, consultations and resources provided since the previous year.

In 2022, 43 Behavioral Health facilities, 17 Acute Care hospitals and two physician practice locations received specific training on various EM programs, based on their individual interest or need. Additionally, employees from our 14 facilities in Pa., N.J. and Del.

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as well as our Corporate Office attended a one-day Behavioral Health Cluster Training session to discuss key EM programs, such as Sprinkler Discharge and Water Management, as well as Hazard Vulnerability Assessment and Response Plans.

The EM team has virtual trainings, playbooks and toolkits readily available at a secure, online location for all facilities to access at any time.

Employee Safety Council Initiatives

The UHS Employee Safety Council, chaired by the Corporate Director of Environmental Risk and Emergency Management, is committed to workplace safety and remains keenly focused on developing training programs.

During 2022, the Council’s Staff Safety subcommittee, which is comprised of Clinical Services, Loss Control, Risk Management, Human Resources and Legal, implemented Staff Safety Initiatives that were focused on reducing clinical injury rates in our Behavioral Health facilities.

In one six-month safety initiative, members from Clinical Services and Loss Control met regularly with the senior management teams of eight Behavioral Health facilities to share core strategies and tools that addressed patient aggression.

Similarly, the Acute Care Division has an ongoing focus on reducing employee injuries. During 2022, a work group met monthly with senior leadership teams from 51 UHS facilities, including Acute Care hospitals, freestanding emergency departments and physician practice locations. The group reviewed injuries (and their causes) and offered strategies that could be put in place to avoid recurrence. A measurement of the overall aggregate injury rate from these participating facilities shows that their low injury rate in January 2022 dropped even further by year-end 2022.

Workplace Violence Training

Workplace violence continues to be a heightened safety/security concern across all sectors of society, including the healthcare industry. As a company, one of our top priorities is to maintain a safe and secure working environment for employees. During 2022, a work group comprised of our Employee Safety Council, Legal, Loss Control, Risk Management, Human Resources and other subject matter experts reviewed existing Workplace Violence Prevention Plans to ensure facility plans meet new specific state and regulatory standards.

Also, during 2022, the EM team held an Armed Intruder/Active Assailant Education training for the Acute Care Division’s senior leaders as well as Risk and Quality and Emergency Management Planners. In addition to this training, the team also developed a toolkit to provide facilities with best practices for preventing these types of incidents and for how to react should such an unfortunate event occur at their location. The toolkit houses resource materials related to this subject, such as videos, assessment tools and a playbook.

As a best practice, the team continues to provide monthly “Spotlight on Safety” posters to Acute Care and Behavioral Health facilities throughout the year. Topics included Environment of Care and Environmental Awareness, Employee Safety, Needlestick Prevention, Aggression Prevention/Consistent Milieus and Workplace Violence.

Our Emphasis on Ethical Conduct

The Board of Directors and senior management of UHS are committed to healthcare operations that are ethical and in compliance with all applicable laws and regulations.

UHS’ Chief Compliance and Privacy Officer oversees the UHS Compliance Program and regularly reports on the Company’s compliance program operations to the Quality and Compliance Committee of the Board of Directors and to the UHS Compliance Committee. The committees review reports and recommendations of the UHS Chief Compliance and Privacy Officer based upon data generated through the UHS Compliance Program operations.

UHS maintains a compliance program that includes appropriate policies and procedures consistent with legal and regulatory requirements, compliance education (including enterprise-wide compliance training of all new employees as part of the onboarding process), and its audit and monitoring and disclosure programs.

Universal Health Services, Inc. 2023 Proxy Statement

Corporate Governance

We are committed to fostering a culture of accountability at all levels and encourage employees to report anything they believe could be noncompliant with our values. We prohibit retaliation for the good faith reporting of compliance concerns and offer the ability for individuals to anonymously elevate any concerns. Our commitment to fairness and integrity extends to everyone with whom we interact and do business.

Our Code of Conduct provides guidance on expectations for acceptable behavior for those who work on behalf of UHS. It is intended to promote honest and ethical conduct, deter wrongdoing, promote compliance with all applicable governmental laws, rules and regulations, and prompt internal reporting of violations and compliance concerns.

Our Compliance Manual serves as a resource of basic healthcare compliance standards and overview of the UHS Compliance Program. Further, our Code of Conduct outlines what is expected of employees in the workplace and references key policies and procedures. This set of values, rules, standards and principles serves as a guide defining how people should appropriately interact as ambassadors of our organization.

Universal Health Services, Inc. 2023 Proxy Statement

AUDIT COMMITTEE REPORT

The Board of Directors is committed to the accuracy and integrity of the Company’s financial reporting. The Audit Committee takes an involved and active role in delivering on this commitment.

The Audit Committee provides independent, objective oversight of our accounting functions and internal controls.

The Audit Committee reviews and evaluates, and discusses and consults with our management, internal audit personnel and the independent auditors about the following:

•	the plan for, and the independent auditors’ report on, each audit of the Company’s consolidated financial statements and internal controls;

•	changes in our accounting practices, principles, controls or methodologies, or in the Company’s financial statements;

•	significant developments in accounting rules;

•	the adequacy of our internal accounting controls, and accounting, financial and auditing personnel; and

•	the establishment and maintenance of a work environment that promotes ethical behavior.

The Audit Committee acts under a written charter that was originally adopted by the Board of Directors in 2004 and is reviewed and approved on an annual basis. The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing, accounting, financial reporting, internal control and regulatory compliance matters. In discharging its oversight role, the Audit Committee may engage independent counsel and other advisers as it determines necessary. In accordance with the Sarbanes-Oxley Act of 2002, the Audit Committee also has the direct responsibility to select, evaluate, determine the compensation of, oversee, and where appropriate, replace our independent auditors, and has the authority to resolve disagreements between management and our auditors. The Audit Committee may establish procedures for the receipt, retention and treatment of complaints received by us regarding accounting and auditing matters, as well as confidential, anonymous submission by employees. The Board of Directors has determined that each of the members of the audit committee is “independent” within the meaning of the rules of the New York Stock Exchange and the Securities Exchange Act of 1934, as amended by the Sarbanes-Oxley Act of 2002.

The Audit Committee recommended to the Board of Directors that the consolidated financial statements be included in the Annual Report on Form 10-K. The Audit Committee took a number of steps in making this recommendation for 2022:

•	First, the Audit Committee discussed with our independent auditors the overall scope and plans for their audits.

•	Second, the Audit Committee met with the independent auditors, to discuss the results of their audits, their evaluations of our internal controls and the overall quality of our financial reporting.

•

Third, the Audit Committee reviewed and discussed the audited consolidated financial statements in the Annual Report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements.

•

Fourth, the Audit Committee reviewed with the independent auditors their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under the standards of the Public Company Accounting Oversight Board (United States).

•

Fifth, the Audit Committee received the written disclosures and the letter from the Company’s independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and discussed with the independent auditors the auditors’ independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of non-audit services with the auditors’ independence.

•

Finally, the Audit Committee obtained and reviewed a report from the independent auditor describing: (i) the independent auditor’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years inspecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditor and the Company.

Universal Health Services, Inc. 2023 Proxy Statement

Audit Committee Report

The Audit Committee reviewed and discussed our consolidated financial statements with the Board of Directors and discussed them with PricewaterhouseCoopers LLP during the 2022 fiscal year, along with the matters required to be discussed by Statement of Auditing Standard No. 16, Communications with Audit Committees, as amended, and as adopted by the Public Company Accounting Oversight Board. The Audit Committee received from PricewaterhouseCoopers LLP the written disclosures, including the letter, required by PCAOB 3524 and 3526 and discussed with PricewaterhouseCoopers LLP its independence.

Based on the discussions with PricewaterhouseCoopers LLP and management, the consolidated financial statement review, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our 2022 Annual Report on Form 10-K, as filed on February 27, 2023.

AUDIT COMMITTEE

Eileen C. McDonnell (Chairperson)

Maria R. Singer

Elliot J. Sussman, M.D.

Universal Health Services, Inc. 2023 Proxy Statement

RELATIONSHIP WITH INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP (“PwC”) served as our independent auditors during 2022 and 2021. Representatives from PwC will be in attendance at the Annual Meeting and will have an opportunity to make a statement, if they desire to do so, and to respond to any appropriate inquiries of the stockholders or their representatives.

PwC’s audit report on our consolidated financial statements as of and for the years ended December 31, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

Audit fees consisted of professional services rendered to us or certain of our subsidiaries. Such audit services include audits of financial statements, audit of our annual management assessment of the effectiveness of internal control over financial reporting in 2021 and 2020 (as required by Section 404 of the Sarbanes-Oxley Act of 2002), reviews of our quarterly financial statements and audit services provided in connection with regulatory filings, acquisitions, bond issuances and other matters.

Set forth below are the fees paid or accrued for the services of PwC during 2022 and 2021:

	2022	2021

Audit fees	$4,272,362	$4,114,400

Audit-related fees	13,650	13,000

Tax fees	509,879	41,000

All other fees	466,140	531,000

Total	$5,262,031	$4,699,400

Fees for tax services in 2022 and 2021 consisted primarily of consultation on various tax matters related to us and our subsidiaries, including when applicable, compliance, planning and preparation of federal and state income tax returns for certain of our subsidiaries.

The other fees to PwC during 2022 consist of services related to: (i) Independent Review Organization services in connection with our behavioral health facilities located in the United States; (ii) an enhanced reimbursement project, and; (iii) an environmental compliance review in connection with our facilities located in the U.K.

The other fees to PwC during 2021 consist of services related to: (i) Independent Review Organization services in connection with our behavioral health facilities located in the United States; (ii) an enhanced reimbursement project, and; (iii) an ESG assessment project.

The Audit Committee has considered and determined that the provision of non-audit services by our principal auditor is compatible with maintaining auditor independence.

All audit and permissible non-audit services provided to us by the independent auditors are pre-approved by the Audit Committee, which considers whether the proposed services would impair the independence of the independent auditors. The Chairperson of the Audit Committee may pre-approve audit and permissible non-audit services during the time between Audit Committee meetings if the fees for the proposed services are less than $25,000.

Universal Health Services, Inc. 2023 Proxy Statement

ANNEX A

Schedule of Non-GAAP Supplemental Information

For the Years Ended December 31, 2022 and 2021

(in thousands, except per share amounts, unaudited)

	Year ended December 31, 2022		Year ended December 31, 2021
	Amount	Per Diluted Share	Amount	Per Diluted Share

Net income attributable to UHS	$675,609	$9.14	$991,590	$11.82

Plus/minus after-tax adjustments:

Unrealized loss (gain) on equity securities	10,580	0.14	(10,374)	(0.12)

Provision for asset impairment	44,055	0.60	—	—

Debt extinguishment costs	—	—	12,884	0.15

Impact of ASU 2016-09	—	—	(2,423)	(0.03)

Subtotal adjustments	54,635	0.74	87	—

Adjusted net income attributable to UHS	$730,244	$9.88	$991,677	$11.82

Universal Health Services, Inc. 2023 Proxy Statement

YOU ARE URGED TO VOTE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE YOUR PROXY BY TELEPHONE OR INTERNET AT YOUR EARLIEST CONVENIENCE, WHETHER OR NOT YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING ONLINE.

BY ORDER OF THE BOARD OF DIRECTORS

STEVE G. FILTON, Secretary

King of Prussia, Pennsylvania

April 6, 2023

Universal Health Services, Inc. 2023 Proxy Statement

PROXY	CLASS A COMMON STOCK CLASS C COMMON STOCK

UNIVERSAL HEALTH SERVICES, INC.

This Proxy Solicited By The Board Of

Directors For The Annual Meeting Of

Stockholders To Be Held On May 17, 2023

Alan B. Miller and Steve Filton and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, are hereby authorized to represent and to vote, as designated below, all shares of Class A Common Stock and Class C Common Stock of Universal Health Services, Inc. (the “Company”) held of record by the undersigned on March 22, 2023 at the Annual Meeting of Stockholders to be held at 10:00 a.m. on Wednesday, May 17, 2023, virtually via live audio webcast available at www.meetnow.global/MRVPLHZ and at any adjournment thereof. To participate at the Annual Meeting online, please visit www.meetnow.global/MRVPLHZ. Any and all proxies heretofore given are hereby revoked.

Important Notice Regarding Availability of Proxy Materials for the Stockholder Meeting to be held on Wednesday, May 17, 2023. The Proxy Statement and Annual Report to Stockholders are available at www.edocumentview.com/uhs

THIS PROXY IS CONTINUED ON THE REVERSE SIDE.

PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.

PLEASE MARK YOUR CHOICE LIKE THIS IN BLUE OR BLACK INK

☐
	ACCOUNT NUMBER	CLASS A COMMON	CLASS C COMMON

The Board of Directors recommends a vote FOR the nominee listed in Proposal 1, FOR Proposals 2 and 4 and for 3 YEARS in Proposal 3.

1.  The Election of Alan B. Miller

☐  For                ☐  Withhold Authority

2.  Advisory (nonbinding) vote to approve named executive officer compensation.

☐  For                ☐  Against            ☐  Abstain

3.  Advisory (nonbinding) vote on the frequency of an advisory stockholder vote to approve named executive officer compensation.

☐  1 Year                ☐  2 Years            ☐  3 Years            ☐  Abstain

4.  To ratify the selection of PricewaterhouseCoopers LLP, as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

☐  For                ☐  Against            ☐  Abstain

Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting.

DATED:

SIGNATURE:

SIGNATURE:

IMPORTANT: Please sign exactly as name appears at the left. Each joint owner shall sign. Executors, administrators, trustees, etc. should give full title.

The above-signed acknowledges receipt of the Notice of Annual Meeting of Stockholders.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALAN B. MILLER AS A DIRECTOR, FOR THE ADVISORY (NONBINDING) VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION, FOR THREE YEARS ON THE ADVISORY (NONBINDING) VOTE ON THE FREQUENCY OF AN ADVISORY STOCKHOLDER VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION, AND FOR THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

UNIVERSAL HEALTH SERVICES, INC. Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Your vote matters - here's how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/UHS or scan the QR code -login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/UHS Annual Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals - The Board of Directors recommends a vote FOR the nominee listed in Proposal 1, FOR Proposals 2 and 4, and for 3 YEARS on Proposal 3. 1. Election of Directors: 01 - Nina Chen-Langenmayr For Withhold 2. Proposal to conduct an advisory (nonbinding) vote to approve named executive officer compensation. For Against Abstain 4. Proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023. 3. Proposal to conduct an advisory (nonbinding) vote on the frequency of an advisoy stockholder vote to approve name executive officer compensation. Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting. 1 year 2 Years 3 Years Abstain B Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) - Please print date below. Signature 1 - Please keep signature within the box. Signature 2 - Please keep signature within the box. 1 U P X 03LSOD +

The 2023 Annual Meeting of Stockholders of Universal Health Services, Inc. will be held on May 17, 2023, at 10:00 a.m. EDT virtually via live webcast at www.meetnow.global/MRYPLHZ To access the virtual meeting, you will need the 15-digit control number that is printed in the shaded bar located on the reverse side of this form. Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on Wednesday, May 17, 2023: The Proxy Statement and Annual Report to Stockholders are available at http://www.envisionreports.com/UHS Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/UHS IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy - UNIVERSAL HEALTH SERVICES, INC. + UNIVERSAL HEALTH SERVICES, INC. This Proxy Solicited By The Board Of Directors For The Annual Meeting Of Stockholders To Be Held On May 17, 2023 Alan B. Miller and Steve Filton and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, are hereby authorized to represent and to vote, as designated below, all shares of Class B Common Stock and Class D Common Stock of Universal Health Services, Inc. held of record by the undersigned on March 22, 2023 at the Annual Meeting of Stockholders to be held at 10:00 a.m. on Wednesday, May 17, 2023, virtually via live audio webcast available at www.meetnow.global/MRYPLHZ, and at any adjournment thereof. Any and all proxies heretofore given are hereby revoked. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED. IF NO CHOICE IS SPECIFIED. THE PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 4 AND FOR 3 YEARS ON PROPOSAL 3 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY IS CONTINUED ON THE REVERSE SIDE. PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY. C Non-Voting Items Change of Address -Please print new address below. Comments - Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. +